UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-47371

Name of Registrant: VANGUARD FIXED INCOME SECURITIES FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period:  February 1, 2004  - January 31, 2004

ITEM 1: Reports to Shareholders

VANGUARD(R) U.S. GOVERNMENT BOND FUNDS
JANUARY 31, 2004

{GRAPHIC}

ANNUAL REPORT

VANGUARD(R) SHORT-TERM TREASURY FUND
VANGUARD(R) SHORT-TERM FEDERAL FUND
VANGUARD(R) INFLATION-PROTECTED SECURITIES FUND
VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND
VANGUARD(R) GNMA FUND
VANGUARD(R) LONG-TERM TREASURY FUND

THE VANGUARD GROUP(R)[LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

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CONTENTS

1 LETTER FROM THE CHAIRMAN
8 REPORTS FROM THE ADVISORS
14 FUND PROFILES
20 GLOSSARY OF INVESTMENT TERMS
21 PERFORMANCE SUMMARIES
28 ABOUT YOUR FUND'S EXPENSES
29 FINANCIAL STATEMENTS
63 ADVANTAGES OF VANGUARD.COM

SUMMARY

- Interest rates moved up and down during the fiscal year, but ultimately wound up about where they started. Thus, interest income accounted for much of the returns of the Vanguard U.S. Government Bond Funds.
- The funds' returns--ranging from 2.5% to 8.7%--were in line with those of their benchmark indexes. Five of the six funds topped the average returns of their peer groups.
- Low costs and astute management have led the funds to compile strong longer-term records as well.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended January 31, the Vanguard U.S. Government Bond Funds delivered solid returns in a volatile environment. Market interest rates fell, then rose, finishing the period close to where they began. The same was true of the funds' yields (shown in the table on page 4). As a result, changes in bond prices generally had little effect on the funds' returns.

[PICTURES OF JOHN J. BRENNAN]

With the exception of the Intermediate-Term Treasury Fund, the funds outperformed their peer-group averages. Three of the six also matched or beat the returns of their comparative indexes; the others fell just short. The Inflation-Protected Securities Fund posted the highest return (+8.7%), and the Short-Term Federal Fund posted the lowest (+2.5%). The table on page 2 presents the total returns of the funds and their comparative standards. The per-share components of each fund's return--capital change plus reinvested distributions--are shown on page 7.

STOCKS GENERATED OUTSTANDING RETURNS

For the 12 months ended January 31, the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned a remarkable 38.1%. Fixed income returns were more modest.

At the start of the period, investors were apprehensive. War with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%.

With each piece of good news, the stock market's mood inched from cautious toward cavalier. For the full 12 months, the market's more speculative issues, as represented by the small-capitalization Russell 2000 Index, returned 58.0%. That was 22.4 percentage points more than the Russell 1000 Index's large-cap stocks.

--------------------------------------------------------------------------------
2004 TOTAL RETURNS                                            FISCAL YEAR ENDED
                                                                     JANUARY 31
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
  Investor Shares                                                          2.7%
  Admiral Shares                                                           2.9
Lehman 1-5 Year Treasury Index                                             2.6
Average Short Treasury Fund*                                               1.9
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
  Investor Shares                                                          2.5%
  Admiral Shares                                                           2.5
Lehman 1-5 Year Government Index                                           2.6
Average 1-5 Year Government Fund*                                          1.8
--------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES FUND
  Investor Shares                                                          8.7%
  Institutional Shares                                                     0.8**
Lehman Treasury Inflation Notes Index                                      8.8
Average Intermediate Treasury Fund*                                        7.7
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                                                          3.7%
  Admiral Shares                                                           3.8
Lehman 5-10 Year Treasury Index                                            3.7
Average Intermediate Treasury Fund*                                        7.7
--------------------------------------------------------------------------------
VANGUARD GNMA FUND
  Investor Shares                                                          2.9%
  Admiral Shares                                                           3.0
Lehman GNMA Index                                                          3.1
Average GNMA Fund*                                                         2.2
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND
  Investor Shares                                                          4.9%
  Admiral Shares                                                           5.1
Lehman Long Treasury Index                                                 4.6
Average General Treasury Fund*                                             3.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Since inception on December 12, 2003.

RISK WAS REWARDED IN THE BOND MARKET

The same behavior was apparent in the fixed income market. Demand for default-risk-free U.S. Treasuries was initially extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. By year-end, however, the mood had changed. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a 12-month return of 27.2%, while investment-grade bonds, as measured by the Lehman Aggregate Bond Index, returned 4.9%.

Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

--------------------------------------------------------------------------------
Admiral(TM) Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares
This class of shares also carries low expenses and is available for a minimum investment of $10 million.
--------------------------------------------------------------------------------

INTEREST RATES STOPPED DECLINING

For several years prior to fiscal 2004, intermediate- and longer-term bonds had produced exceptional returns, powered by a steady decline in interest rates. During the first half of the past fiscal year, it looked as though the trend would continue. Government bond prices spiked as interest rates touched multi-decade lows.

In the months that followed, however, bond prices declined, nudging yields back up. The yields of short-term bonds finished the period a bit below their year-earlier levels, while those of longer-term securities increased slightly. The net effect of these ups and downs was that our funds generated most of their returns from interest income, getting a marginal bonus or penalty in the form of price changes, or capital return. The total return of each fund's Investor Shares is broken down in the table on page 4, which also shows the change in yield.

There were two exceptions to the overall pattern: the GNMA Fund and the Inflation-Protected Securities Fund. The GNMA Fund experienced a capital loss of -1.9% (which was more than offset by its income return) as borrowers refinanced their mortgages, depressing the prices of mortgage-backed securities. For the full 12 months, the fund's Investor Shares returned 2.9% and its Admiral Shares returned 3.0%, well ahead of the average return of peer funds.

--------------------------------------------------------------------------------
MARKET BAROMETER AVERAGE                             ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2004
                                              ----------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     4.9%          7.3%          6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                     6.2           6.5           5.7
Citigroup 3-Month Treasury Bill Index           1.0           2.1           3.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                35.6%         -4.2%         -0.5%
Russell 2000 Index (Small-caps)                58.0           6.0           7.8
Wilshire 5000 Index (Entire market)            38.1          -3.0           0.1
MSCI All Country World Index
  ex USA (International)                       48.9          -0.9           1.9
================================================================================
CPI
Consumer Price Index                            1.9%          1.9%          2.4%
--------------------------------------------------------------------------------

The Inflation-Protected Securities Fund recorded a capital return of 4.8%. The principal values of Treasury inflation-protected securities (TIPS) were adjusted upward for inflation, and prices got an additional boost from investors' concerns about the potential for a significant uptick in the price level. The fund's 8.7% return was in line with the performance of the TIPS market and far superior to the average for intermediate-term Treasury funds, a peer group consisting mostly of TIPS-oriented funds.

Believing that interest rates are more likely to rise than not, Vanguard Fixed Income Group, which manages all but the GNMA Fund, reduced the Short-Term Treasury Fund's interest rate sensitivity (i.e., duration) slightly. As expected, the advisor made no significant changes to the fund's almost-exclusive emphasis on Treasury securities. For the year, the Investor Shares returned 2.7%, and the Admiral Shares returned 2.9%.

The interest rate sensitivity of the Short-Term Federal Fund remained below that of the benchmark index. By year-end, the advisor had shifted some fund assets from mortgage-backed securities, which were relatively strong performers for the year, to Treasury issues. The Short-Term Federal Fund's returns (2.5% for both share classes) surpassed the peer-group average.

Both the Intermediate- and Long-Term Treasury Funds remained less sensitive to changes in interest rates than their benchmarks. As usual, both funds kept the vast majority of assets in U.S. Treasuries. The Intermediate-Term Fund's result (3.7% for Investor Shares, 3.8% for Admiral Shares) matched the return of the benchmark index, but trailed that of the peer group, which, as noted earlier, includes a large number

--------------------------------------------------------------------------------
YIELDS AND RETURNS
                                                   COMPONENTS OF TOTAL RETURNS
                                                          FISCAL YEAR ENDED
                              SEC 30-DAY YIELDS            JANUARY 31, 2004
                                ON JANUARY 31,     -----------------------------
                            --------------------    CAPITAL    INCOME      TOTAL
BOND FUND (INVESTOR SHARES)      2003     2004       RETURN    RETURN     RETURN
--------------------------------------------------------------------------------
SHORT-TERM TREASURY             1.80%     1.49%        0.2%      2.5%       2.7%
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL              2.32%     2.23%       -0.5%      3.0%       2.5%
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES  1.91%*    1.50%*       4.8%      3.9%       8.7%
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY      2.99%     3.03%       -0.5%      4.2%       3.7%
--------------------------------------------------------------------------------
GNMA                            4.99%     4.63%       -1.9%      4.8%       2.9%
--------------------------------------------------------------------------------
LONG-TERM TREASURY              4.54%     4.53%        0.0%      4.9%       4.9%
--------------------------------------------------------------------------------
*Yield is not adjusted for inflation. The principal--and thus the interest payments--of inflation-protected securities are adjusted over time to reflect inflation.

of funds investing in TIPS. The Long-Term Treasury Fund, with returns of 4.9% for its Investor Shares and 5.1% for its Admiral Shares, outperformed both its benchmark index and peer-group average.

--------------------------------------------------------------------------------
TOTAL RETURNS OF INVESTOR SHARES
                                                                 TEN YEARS ENDED
                                                               JANUARY 31, 2004*
--------------------------------------------------------------------------------
                                                   AVERAGE        FINAL VALUE OF
                                                    ANNUAL             A $10,000
                                                    RETURN    INITIAL INVESTMENT
--------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND                              5.8%               $17,502
Lehman 1-5 Year
  Treasury Index                                      5.9                 17,754
Average Short
  Treasury Fund                                       5.1                 16,408
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND                               5.8%               $17,604
Lehman 1-5 Year
  Government Index                                    6.0                 17,844
Average 1-5 Year
  Government Fund                                     5.0                 16,280
--------------------------------------------------------------------------------
INFLATION-PROTECTED
  SECURITIES FUND                                    11.0%               $14,545
Lehman Treasury Inflation
  Notes Index                                        11.2                 14,636
Average Intermediate
  Treasury Fund                                      10.4                 14,273
--------------------------------------------------------------------------------
INTERMEDIATE-TERM
  TREASURY FUND                                       6.9%               $19,438
Lehman 5-10 Year
  Treasury Index                                      6.9                 19,525
Average Intermediate
  Treasury Fund                                       6.8                 19,360
--------------------------------------------------------------------------------
GNMA FUND                                             6.9%               $19,447
Lehman GNMA Index                                     6.9                 19,468
Average GNMA Fund                                     5.9                 17,773
--------------------------------------------------------------------------------
LONG-TERM TREASURY FUND                               7.7%               $20,917
Lehman Long Treasury Index                            7.8                 21,255
Average General
  Treasury Fund                                       6.2                 18,207
--------------------------------------------------------------------------------
*For the Inflation-Protected Securities Fund, returns are since the fund's inception on June 29, 2000.

DISCIPLINE AND LOW COSTS HAVE DELIVERED STRONG RESULTS

The same focus on a clearly defined market segment that characterized the Vanguard U.S. Government Bond Funds' performances during the past 12 months has also driven their longer-term returns. The table at left displays the annualized returns of each fund's Investor Shares and comparative measures for the ten years ended January 31, 2004, as well as the final value of an initial $10,000 investment in each.

The funds have generated returns in line with those of their unmanaged benchmark indexes, which incur none of the operating and transaction costs that hinder real-world portfolios. In addition, all the funds have outperformed the average results for their peer groups--testament to the value of the advisors' skillful and consistent application of disciplined strategies. Over time, these managerial virtues have helped create more wealth than the strategies employed by many competitors. During the past ten years, for example, a hypothetical $10,000 investment in the Short-Term

Treasury Fund would have increased to $17,502. The same investment in the average short-term Treasury fund would be worth just $16,408--a significant difference in a market segment where returns are generally modest.

The funds' strong relative results are also a function of Vanguard's low costs. Low costs are an especially valuable ally in the government bond arena, where the opportunities to enhance returns through astute security selection are fewer and farther between than in the corporate bond market. (For a look at the funds' costs compared with those of their peer groups, see page 28.)

BONDS ALWAYS MAKE SENSE

It would be surprising if the long decline in interest rates that sent bond prices higher for much of the past three years persisted. During the second half of 2003, in fact, rates began to creep back up. If you're a long-term investor, however, the interest rate dynamics at any one point in time are almost immaterial. The reasons to hold bonds--diversification and income--are the same whether rates are rising, falling, or stable. Bonds can balance a stock-heavy portfolio, providing some protection from the stock market's occasionally violent swoons. Because of the regular income they generate, bonds are also a source of more stable (albeit probably lower) long-term return than is likely to come from stocks, which deliver much of their return through capital growth.

I want to close by thanking you for entrusting your assets to Vanguard. In light of reports of late trading and market-timing at some competing investment management firms, I also want to assure you that Vanguard has long had policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders are served by a crew of the highest integrity, and our client-owned corporate structure aligns our day-to-day efforts with your long-term financial goals.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 11, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2003-JANUARY 31, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                                STARTING       ENDING        INCOME      CAPITAL
                             SHARE PRICE  SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Short-Term Treasury
  Investor Shares                 $10.79       $10.64        $0.271       $0.170
  Admiral Shares                   10.79        10.64         0.285        0.170
--------------------------------------------------------------------------------
Short-Term Federal
  Investor Shares                 $10.67       $10.60        $0.311       $0.017
  Admiral Shares                   10.67        10.60         0.317        0.017
--------------------------------------------------------------------------------
Inflation-Protected Securities
  Investor Shares                 $11.91       $12.36        $0.450       $0.120
  Institutional Shares             10.00*        9.88         0.104        0.096
--------------------------------------------------------------------------------
Intermediate-Term Treasury
  Investor Shares                 $11.69       $11.45        $0.483       $0.182
  Admiral Shares                   11.69        11.45         0.498        0.182
--------------------------------------------------------------------------------
GNMA
  Investor Shares                 $10.72       $10.52        $0.502       $0.000
  Admiral Shares                   10.72        10.52         0.509       $0.000
--------------------------------------------------------------------------------
Long-Term Treasury
  Investor Shares                 $11.66       $11.52        $0.562       $0.139
  Admiral Shares                   11.66        11.52         0.577        0.139
--------------------------------------------------------------------------------
*Share price at inception, December 12, 2003.

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

For the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds

THE  INVESTMENT ENVIRONMENT

The U.S. economy expanded briskly in 2003, while inflationary pressures and job growth remained subdued. Real gross domestic product grew at a solid rate of 3.1% in 2003, bolstered significantly by a torrid 6.1% annualized growth rate in the second half, the fastest semiannual pace registered in nearly 20 years. (This figure includes the government's estimate of real GDP growth in the fourth quarter.)

Consumer spending, increasing at a 3.1% annual clip, continued to bolster the nation's economic expansion, and residential construction and home sales remained near historical highs. The most significant contributors to the pace of expansion in the latter half of the year, however, were U.S. businesses. According to the U.S. Bureau of Economic Analysis, corporate profits rose 13.3% last year. In fact, corporate profits ended 2003 at a record high percentage of national income.

Despite persistent shedding of manufacturing jobs, the nation's industrial sector picked up steam in the second half of 2003, a welcome development in support of a sustained, broad-based recovery. Certain measures of manufacturing activity for shipments and new orders posted their highest levels in more than 20 years, and industrial production at the nation's factories, mines, and utilities was 2.1% higher in December 2003 than it had been a year earlier.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
--------------------------------------------------------------------------------

The primary contributor to soaring corporate profitability has been remarkable productivity--increasing 4.2% in 2003--and the related reduction in unit labor costs, which fell 1.2%. In fact, the robust productivity increase was the key to containing both production costs and broader price pressures during the year.

In tandem with the global economic recovery, prices for fuel, food, and commodities rose in 2003. By the year-end, U.S. producer prices for crude materials--historically a harbinger of rising consumer inflation--had risen 18.5% from year-earlier levels. However, Federal Reserve officials emphasized that rising commodity prices had yet to "pass through" on a broad scale to finished consumer goods and business equipment. (The Fed said this was largely due to "excess resource slack" in labor and product markets.) For calendar 2003, the "core" inflation rate in the Consumer Price Index was 1.1%, the lowest level since 1963. This was further evidence that domestic inflationary pressures remained, in the Fed's words, "muted."

In fact, Federal Reserve officials have discounted analysts' concerns that rising commodity prices and the falling value of the U.S. dollar are creating considerable inflationary pressures. And despite the acceleration in U.S. economic activity as 2003 progressed, the Fed continued to convey that, due to low inflation and excess capacity across various labor and product markets, it can afford to remain "patient" in keeping its accommodative federal funds target rate at 1%.

As of our fiscal year-end, the so-called jobless recovery--"jobless" in large part because of the striking productivity advances--presented the most significant and immediate risk to consumer confidence and the U.S. economy. Payrolls showed an addition of 366,000 jobs since August, yet as of December 31 national employment remained roughly 700,000 jobs below its level at the official end of the 2001 recession.

U.S. GOVERNMENT BONDS

In light of expanding budget deficits, the U.S. Treasury increased the size and frequency of its issuance of 5- and 10-year notes. Early in the year, Treasuries rallied--reaching some of the lowest yields in recent history--in response to prolonged economic weakness and the prospect of the Fed's taking unconventional measures to influence interest rates. Spurred by the possibility that the Fed might purchase Treasury securities, investors pushed 2-year T-notes to a low of 1.08% in June. As it became clear that the economy was stabilizing, however, the market's concern shifted to the question of when the Fed would announce an increase in interest rates. In reaction, the yield of the 30-year Treasuries rose from a low of 4.18% in June to 5.45% by the end of the summer.

--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY BONDS

                           JANUARY 31,          JANUARY 31,               CHANGE
                                  2003                 2004       (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                          1.69%                1.82%                  +13
3 years                          2.17                 2.23                    +6
5 years                          2.93                 3.14                   +21
10 years                         3.96                 4.13                   +17
30 years                         4.84                 4.96                   +12
--------------------------------------------------------------------------------
Source: The Vanguard Group.

Despite this volatility in yields, interest rates at our fiscal year-end were up only marginally from their levels on January 31, 2003. As shown in the adjacent table, the yield of 5-year Treasuries, now issued monthly, experienced the most dramatic increase, albeit still a modest one, rising 21 basis points to finish at 3.14%. Ten-year Treasuries, which also saw increased issuance, began the period at 3.96% and closed at 4.13%. The yields of 3-year Treasuries changed least, finishing the period 6 basis points above their year-ago level.

The performance of Treasury inflation-protected securities (TIPS) diverged from that of the broad Treasury market. For the full fiscal year, the yield of 10-year TIPS declined by about half a percentage point as market participants bid up prices in anticipation of future inflation. The break-even inflation rate (defined as the difference between the yields of a traditional Treasury maturing in August 2012 and a TIPS maturing in July 2012) increased from 1.8% on January 31, 2003, to 2.3% on January 31, 2004. This difference can be viewed as the market's expectation of future inflation. TIPS also have benefited from a growing recognition of their valuable diversification properties.

THE MANAGEMENT OF OUR FUNDS
Most of our funds performed well relative to peer group averages and their index benchmarks. Only Vanguard Intermediate-Term Treasury Fund trailed the average return for its peer group, which consists largely of funds investing in TIPS. Very few other funds invest primarily in conventional intermediate-term Treasury bonds, which makes peer group comparisons--whether to our advantage or disadvantage-- problematic. All of the funds delivered returns in line with those of their unmanaged benchmarks, with differences of no more than 0.3 percentage point.

In all the portfolios, we took steps to reduce interest rate sensitivity, recognizing the possibility that the government's stimulative monetary and fiscal policies will boost inflation. We made these changes gradually, which allowed us to capture some of the gains realized early in the fiscal year (when interest rates were falling) and later to minimize the impact of bond price declines (as interest rates turned and rose). At year-end, each fund had a defensive positioning relative to interest-rate risk.

We made only limited changes to the composition of the Short-, Intermediate-, and Long-Term Treasury Funds, as they are relatively "pure" Treasury investments. In the Short-Term Federal Fund, we reduced our holdings of mortgage-backed securities, which became less attractive relative to Treasuries in the second half of the year. Rising interest rates reduced mortgage-origination activity (and thus the issuance of new mortgage-backed securities) even as demand for these securities remained robust. The result was shrinking yield spreads over agencies and Treasuries.

Vanguard Inflation-Protected Securities Fund, whose performance differed significantly from that of our other funds, owed its high total return to a rise in TIPS prices. In late June, we reduced the fund's interest rate sensitivity below that of the index benchmark in anticipation of rising rates. We partially reversed course a few months later, but maintained a relatively defensive positioning. We also realigned our exposure to TIPS of different maturities to take advantage of seasonal inflation trends and auction schedules.

As always, our disciplined management of the U.S. Government Bond Funds is helped by their very low operating costs--especially beneficial in the current low-interest-rate environment. When intermediate-term Treasuries are yielding 7%, the burden of high costs may be easy to ignore. When the same securities are paying 4%, however, the costs loom large.

Robert F. Auwaerter, PRINCIPAL
John W. Hollyer, PRINCIPAL
Kenneth E. Volpert, PRINCIPAL
David R. Glocke, PRINCIPAL

VANGUARD FIXED INCOME GROUP
FEBRUARY 18, 2004

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

FOR THE GNMA FUND

THE INVESTMENT ENVIRONMENT
Although interest rates were little changed on balance over the course of our 2004 fiscal year, this apparent stability masked considerable volatility, which had a negative effect on the GNMA market. The first half of calendar 2003 was a period of sharply falling interest rates and a high level of homeowner refinancings. During July, however, interest rates rose sharply, and then remained relatively stable for the remainder of the year. These events--rapid prepayments followed by falling bond prices--were somewhat trying for Vanguard GNMA Fund. Interest rate volatility is always a negative for mortgage-backed securities. Still, the fund's Investor Shares returned 2.9% for the fiscal year, a fairly good total return for an environment in which rates were so low.

THE FUND'S SUCCESSES
Over time, the GNMA Fund's total return comes primarily from yield, not capital change. During 2003 that yield was healthy relative to yields of comparable investments, such as U.S. Treasury securities. This was why, despite the challenging market environment, the fund was able to top the average total return achieved by portfolios of comparable interest rate sensitivity and quality. Fiscal 2004 was a year that often did not feel good to GNMA investors, but the result was solid, even if it did not match the strong returns of recent years.

THE FUND'S SHORTFALLS
The fund's disappointments during the year were directly related to the high level of interest rate volatility. Frankly, there is little we can do to protect the fund from the underlying market environment. While the GNMA Fund was well positioned and weathered 2003's challenges pretty well, it is also true that our total return was dramatically lower than it had been in recent years when interest rates were falling sharply. Although the lower total return simply reflects the fact that interest rates stopped falling in 2003, it is nevertheless disappointing to see the fund's results decline.

THE FUND'S POSITIONING
We have believed for some time that interest rates are unlikely to drop significantly from current levels. With a growing economy, the Federal Reserve is unlikely to lower the federal funds rate further; in fact, the Fed's next move will probably be to raise rates. We do not think this will happen in the first half of 2004, but when the change does come, there will probably be upward pressure on GNMA yields. It is time to think less about rapid rates of refinancing and more about rising interest rates, and that is the outlook upon which we are basing our portfolio strategy.

Paul D. Kaplan, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP
FEBRUARY 18, 2004

--------------------------------------------------------------------------------
As of 1/31/2004
FUND PROFILES
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 20.
--------------------------------------------------------------------------------

SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                               34               46         6,784
Yield                                                           --            --
  Investor Shares                            1.5%
  Admiral Shares                             1.6%
Yield to Maturity                           1.8%+             2.1%          4.1%
Average Coupon                               3.9%             3.6%          5.6%
Average Effective Maturity              2.0 years        2.6 years     7.5 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        1.9 years        2.5 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.26%
  Admiral Shares                            0.13%
Short-Term Reserves                            3%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 0.97               1.00             0.76          1.00
Beta                      0.90               1.00             0.51          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                 7%
1-3 Years                   82
3-5 Years                   11
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                    99%
Agency/GSEs++                1%
--------------------------------------------------------------------------------
Total 100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                            Short
--------------------------------------------------------------------------------




*Lehman 1-5 Year Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                               57              517         6,784
Yield                                                           --            --
  Investor Shares                            2.2%
  Admiral Shares                             2.3%
Yield to Maturity                           2.2%+             2.3%          4.1%
Average Coupon                               4.4%             3.7%          5.6%
Average Effective Maturity              2.1 years        2.7 years     7.5 years
Average Quality                            Agency         Treasury           Aaa
Average Duration                        2.0 years        2.4 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.22%
  Admiral Shares                            0.17%
Short-Term Reserves                            0%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 0.97               1.00             0.78          1.00
Beta                      0.86               1.00             0.48          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                11%
1-3 Years                   69
3-5 Years                   20
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                    28%
Agency/GSEs++               72%
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                            Short
--------------------------------------------------------------------------------




*Lehman 1-5 Year Government Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Visit our website at VANGUARD.COM for regularly updated fund information.

INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                               13               12         6,784
Yield                                                           --            --
  Investor Shares                           1.5%+
  Institutional Shares                      1.6%+
Average Coupon                              3.3%+            3.3%+          5.6%
Average Effective Maturity             11.0 years       11.6 years     7.5 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        5.2 years        5.0 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.18%
  Institutional Shares                    0.12%++
Short-Term Reserves                            3%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 1.00               1.00             0.73          1.00
Beta                      0.99               1.00             1.33          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                 1%
1-5 Years                   35
5-10 Years                  38
10-20 Years                  0
20-30 Years                 26
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                   100%
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                           Medium
--------------------------------------------------------------------------------




*Lehman Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
+In real terms; not adjusted for inflation. The principal amounts-and thus the interest payments-of these securities are adjusted over time to reflect inflation. For Institutional Shares, annualized.
++Annualized.

INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                               40               22         6,784
Yield                                                           --            --
  Investor Shares                            3.0%
  Admiral Shares                             3.2%
Yield to Maturity                           3.3%+             4.3%          4.1%
Average Coupon                               6.0%             5.6%          5.6%
Average Effective Maturity              5.5 years        7.9 years     7.5 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        4.6 years        6.1 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.26%
  Admiral Shares                            0.13%
Short-Term Reserves                            1%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 0.99               1.00             0.92          1.00
Beta                      0.86               1.00             1.35          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                 1%
1-5 Years                   45
5-10 Years                  53
10-20 Years                  1
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                    98%
Agency/GSEs++                2%
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                           Medium
--------------------------------------------------------------------------------




*Lehman 5-10 Year Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.
++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Visit our website at VANGUARD.COM for regularly updated fund information.

GNMA FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                              25+              131         6,784
Yield                                                           --            --
  Investor Shares                            4.6%
  Admiral Shares                             4.7%
Yield to Maturity                          4.6%++             5.0%          4.1%
Average Coupon                               5.7%             6.0%          5.6%
Average Effective Maturity              4.4 years        6.7 years     7.5 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        3.1 years        2.5 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.20%
  Admiral Shares                            0.13%
Short-Term Reserves                            4%               --            --
--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 0.94               1.00             0.88          1.00
Beta                      1.29               1.00             0.73          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON (% OF PORTFOLIO)

Below 6%                    47%
6%-7%                       42
7%-8%                        9
Above 8%                     2
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                           Medium
--------------------------------------------------------------------------------




*Lehman GNMA Index.
**Lehman Aggregate Bond Index.
+For the GNMA Fund, issues are mortgage pools grouped by coupon.
++Before expenses.

LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                       COMPARATIVE         BROAD
                                             FUND           INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                               21               41         6,784
Yield                                                           --            --
  Investor Shares                            4.5%
  Admiral Shares                             4.7%
Yield to Maturity                           4.7%+             4.9%          4.1%
Average Coupon                               7.3%             7.5%          5.6%
Average Effective Maturity             16.7 years       18.3 years     7.5 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        9.7 years       10.9 years     4.5 years
Expense Ratio                                                   --            --
  Investor Shares                           0.26%
  Admiral Shares                            0.13%
Short-Term Reserves                            1%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                      COMPARATIVE                          BROAD
                          FUND             INDEX*             FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                 1.00               1.00             0.95          1.00
Beta                      0.98               1.00             2.44          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                 2%
1-5 Years                    0
5-10 Years                   7
10-20 Years                 70
20-30 Years                 21
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                   100%
--------------------------------------------------------------------------------
Total                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                    Treasury/Agency
Average Maturity                             Long
--------------------------------------------------------------------------------




*Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.
+Before expenses.

Visit our website at VANGUARD.COM for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------

AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------

AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of 1/31/2004
PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                   SHORT-TERM           LEHMAN           LEHMAN          AVERAGE
                TREASURY FUND        AGGREGATE         1-5 YEAR            SHORT
              INVESTOR SHARES       BOND INDEX   TREASURY INDEX    TREASURY FUND
199401                  10000            10000            10000            10000
199404                   9777             9507             9744             9816
199407                   9904             9674             9876             9930
199410                   9920             9534             9866             9936
199501                  10040             9769             9988            10055
199504                  10360            10203            10318            10333
199507                  10658            10651            10642            10592
199510                  10887            11026            10879            10798
199601                  11181            11424            11189            11117
199604                  11056            11085            11066            10976
199607                  11195            11242            11208            11085
199610                  11482            11671            11514            11338
199701                  11615            11797            11643            11490
199704                  11712            11870            11740            11563
199707                  12013            12451            12090            11859
199710                  12202            12709            12300            12016
199801                  12441            13062            12563            12291
199804                  12546            13165            12661            12340
199807                  12730            13431            12865            12524
199810                  13202            13896            13371            12933
199901                  13269            14116            13436            13037
199904                  13285            13991            13447            13007
199907                  13278            13765            13470            13018
199910                  13442            13969            13628            13146
200001                  13429            13856            13609            13215
200004                  13652            14167            13837            13355
200007                  13956            14587            14159            13620
200010                  14280            14989            14480            13890
200101                  14832            15771            15044            14445
200104                  15075            15922            15286            14576
200107                  15405            16438            15637            14864
200110                  15965            17172            16249            15305
200201                  15860            16964            16153            15262
200204                  16079            17170            16312            15443
200207                  16575            17676            16851            15675
200210                  16922            18183            17214            16009
200301                  17035            18569            17312            16103
200304                  17208            18967            17497            16296
200307                  17233            18634            17436            16114
200310                  17374            19075            17585            16301
200401                  17502            19470            17754            16408
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                     ONE       FIVE         TEN     OF A $10,000
                                    YEAR      YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Short-Term Treasury Fund
  Investor Shares                   2.74%      5.69%       5.76%         $17,502
Lehman Aggregate Bond Index         4.85       6.64        6.89           19,470
Lehman 1-5 Year Treasury Index      2.55       5.73        5.91           17,754
Average Short Treasury Fund*        1.89       4.71        5.08           16,408
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                     ONE                  SINCE    OF A $250,000
                                    YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Short-Term Treasury Fund
  Admiral Shares                    2.88%                  5.85%        $295,887
Lehman Aggregate Bond Index         4.85                   7.42          309,090
Lehman 1-5 Year Treasury Index      2.55                   5.91          296,416
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1994-January 31, 2004
--------------------------------------------------------------------------------
                                SHORT-TERM TREASURY FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
1995                     -4.8%             5.2%            0.4%            -0.1%
1996                      4.8              6.6            11.4             12.0
1997                     -1.9              5.8             3.9              4.1
1998                      1.1              6.0             7.1              7.9
1999                      1.2              5.5             6.7              6.9
2000                     -4.0%             5.2%            1.2%             1.3%
2001                      4.1              6.3            10.4             10.5
2002                      1.9              5.0             6.9              7.4
2003                      3.4              4.0             7.4              7.2
2004                      0.2              2.5             2.7              2.6
--------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
**Return since inception, February 13, 2001.
+Lehman 1-5 Year Treasury Index.
Note: See Financial Highlights tables on pages 49 and 50 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------

Short-Term Treasury Fund
  Investor Shares        10/28/1991    2.38%     5.73%      0.56%   5.23%  5.79%
  Admiral Shares          2/13/2001    2.52      5.94*        --      --      --
--------------------------------------------------------------------------------
*Return since inception.

SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                                                         LEHMAN          AVERAGE
                   SHORT-TERM           LEHMAN         1-5 YEAR         1-5 YEAR
                 FEDERAL FUND        AGGREGATE       GOVERNMENT       GOVERNMENT
              INVESTOR SHARES       BOND INDEX            INDEX             FUND
199401                  10000            10000            10000            10000
199404                   9758             9507             9747             9747
199407                   9864             9674             9879             9801
199410                   9853             9534             9870             9793
199501                   9979             9769             9991             9890
199504                  10305            10203            10322            10185
199507                  10597            10651            10644            10441
199510                  10841            11026            10881            10699
199601                  11119            11424            11188            10950
199604                  11043            11085            11069            10837
199607                  11180            11242            11213            10935
199610                  11477            11671            11519            11235
199701                  11620            11797            11651            11340
199704                  11714            11870            11750            11443
199707                  12023            12451            12097            11730
199710                  12208            12709            12307            11929
199801                  12440            13062            12566            12121
199804                  12556            13165            12667            12226
199807                  12741            13431            12870            12376
199810                  13152            13896            13358            12735
199901                  13257            14116            13431            12813
199904                  13293            13991            13449            12860
199907                  13244            13765            13465            12784
199910                  13434            13969            13631            12954
200001                  13467            13856            13609            12920
200004                  13667            14167            13838            13152
200007                  13963            14587            14157            13383
200010                  14326            14989            14495            13707
200101                  14937            15771            15079            14181
200104                  15226            15922            15324            14409
200107                  15542            16438            15677            14667
200110                  16108            17172            16295            15195
200201                  16054            16964            16213            15078
200204                  16278            17170            16391            15272
200207                  16758            17676            16915            15608
200210                  17056            18183            17268            15908
200301                  17183            18569            17389            15998
200304                  17373            18967            17581            16189
200307                  17292            18634            17508            15986
200310                  17444            19075            17665            16161
200401                  17604            19470            17844            16280
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                     ONE       FIVE         TEN     OF A $10,000
                                    YEAR      YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Short-Term Federal Fund
  Investor Shares                   2.45%      5.84%       5.82%         $17,604
Lehman Aggregate Bond Index         4.85       6.64        6.89           19,470
Lehman 1-5 Year Government Index    2.62       5.85        5.96           17,844
Average 1-5 Year Government Fund*   1.76       4.91        4.99           16,280
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                     ONE                  SINCE    OF A $250,000
                                    YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------

Short-Term Federal Fund
  Admiral Shares                    2.51%                  5.69%        $294,578
Lehman Aggregate Bond Index         4.85                   7.36          308,671
Lehman 1-5 Year Government Index    2.62                   5.81          295,623
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1994-January 31, 2004
--------------------------------------------------------------------------------
                                SHORT-TERM FEDERAL FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
1995                     -5.6%             5.4%           -0.2%            -0.1%
1996                      5.0              6.4            11.4             12.0
1997                     -1.7              6.2             4.5              4.1
1998                      0.8              6.3             7.1              7.9
1999                      0.7              5.9             6.6              6.9
2000                     -4.0%             5.6%            1.6%             1.3%
2001                      4.4              6.5            10.9             10.8
2002                      2.1              5.4             7.5              7.5
2003                      2.9              4.1             7.0              7.2
2004                     -0.5              3.0             2.5              2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Short-Term Federal Fund
  Investor Shares        12/31/1987    1.99%     5.84%      0.38%   5.48% 5.86%
  Admiral Shares          2/12/2001    2.05     5.70**        --      --     --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
+Lehman 1-5 Year Government Index.
Note: See Financial Highlights tables on pages 50 and 51 for dividend and capital gains information.

INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 29, 2000-JANUARY 31, 2004

          INFLATION-PROTECTED                            LEHMAN          AVERAGE
                   SECURITIES           LEHMAN         TREASURY     INTERMEDIATE
                         FUND        AGGREGATE  INFLATION NOTES         TREASURY
              INVESTOR SHARES       BOND INDEX            INDEX             FUND
6/29/2000               10000            10000            10000            10000
200007                  10090            10104            10098            10068
200010                  10340            10383            10349            10368
200101                  10807            10924            10835            10888
200104                  11156            11029            11186            10948
200107                  11447            11386            11493            11330
200110                  11807            11895            11850            11876
200201                  11474            11751            11519            11553
200204                  11904            11893            11938            11674
200207                  12458            12244            12503            12283
200210                  12860            12595            12923            12784
200301                  13383            12863            13449            13248
200304                  13607            13138            13691            13222
200307                  13494            12907            13539            13097
200310                  14229            13213            14315            13962
200401                  14545            13487            14636            14273
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                         ONE              SINCE     OF A $10,000
                                        YEAR        INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Inflation-Protected Securities Fund
  Investor Shares                       8.69%             11.00%         $14,545
Lehman Aggregate Bond Index             4.85               8.69           13,487
Lehman Treasury Inflation Notes Index   8.83              11.19           14,636
Average Intermediate Treasury Fund*     7.73              10.42           14,273
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                                          SINCE    OF A $100,000
                                                    INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Inflation-Protected Securities Fund
  Institutional Shares                                     0.83%     $10,082,875
Lehman Aggregate Bond Index                                1.09       10,109,129
Lehman Treasury Inflation Notes Index                      0.89       10,089,412
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 29, 2000-JANUARY 31, 2004
--------------------------------------------------------------------------------
                         INFLATION-PROTECTED SECURITIES FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
2001                      5.3%           2.8%               8.1%            8.3%
2002                      1.9            4.3                6.2             6.3
2003                     12.1%           4.5%              16.6%           16.8%
2004                      4.8            3.9                8.7             8.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                                  ONE    -----------------------
                     INCEPTION DATE             YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Inflation-Protected Securities Fund
  Investor Shares         6/29/2000              8.00%      6.45%   4.44% 10.89%
  Institutional Shares   12/12/2003           -0.29**         --      --      --
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Return since inception: June 29, 2000, for Investor Shares, December 12, 2003, for Institutional Shares.
+Lehman Treasury Inflation Notes Index.
Note: See Financial Highlights tables on pages 51 and 52 for dividend and capital gains information.

INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004


                                                         LEHMAN          AVERAGE
            INTERMEDIATE-TERM           LEHMAN        5-10 YEAR     INTERMEDIATE
                TREASURY FUND        AGGREGATE         TREASURY         TREASURY
              INVESTOR SHARES       BOND INDEX            INDEX             FUND
199401                  10000            10000            10000            10000
199404                   9411             9507             9370             9528
199407                   9556             9674             9515             9641
199410                   9389             9534             9328             9537
199501                   9610             9769             9554             9701
199504                  10069            10203            10035            10036
199507                  10567            10651            10552            10358
199510                  10993            11026            10978            10684
199601                  11433            11424            11429            11171
199604                  10926            11085            10911            10761
199607                  11057            11242            11037            10810
199610                  11507            11671            11513            11149
199701                  11579            11797            11582            11353
199704                  11623            11870            11595            11362
199707                  12175            12451            12230            11784
199710                  12434            12709            12519            11976
199801                  12826            13062            12936            12453
199804                  12857            13165            12958            12465
199807                  13136            13431            13256            12601
199810                  13941            13896            14193            13217
199901                  14037            14116            14232            13396
199904                  13725            13991            13898            13200
199907                  13440            13765            13622            12915
199910                  13593            13969            13751            13019
200001                  13393            13856            13522            12992
200004                  13768            14167            13925            13280
200007                  14181            14587            14373            13541
200010                  14670            14989            14820            13916
200101                  15546            15771            15652            14770
200104                  15638            15922            15738            14813
200107                  16148            16438            16271            15238
200110                  17092            17172            17259            15941
200201                  16575            16964            16723            15672
200204                  16832            17170            16885            15795
200207                  17759            17676            17868            16519
200210                  18608            18183            18707            17159
200301                  18742            18569            18828            17971
200304                  19084            18967            19178            17889
200307                  18766            18634            18712            17614
200310                  19118            19075            19141            18741
200401                  19438            19470            19525            19360
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                     ONE       FIVE         TEN     OF A $10,000
                                    YEAR      YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor shares                   3.71%      6.73%       6.87%         $19,438
Lehman Aggregate Bond Index         4.85       6.64        6.89           19,470
Lehman 5-10 Year Treasury Index     3.70       6.53        6.92           19,525
Average Intermediate Treasury Fund* 7.73       7.64        6.83           19,360
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                     ONE                  SINCE    OF A $250,000
                                    YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Admiral Shares                    3.85%                  7.90%        $313,233
Lehman Aggregate Bond Index         4.85                   7.36          308,671
Lehman 5-10 Year Treasury Index     3.70                   7.67          311,314
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                            INTERMEDIATE-TERM TREASURY FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
1995                     -9.6%             5.7%           -3.9%            -4.5%
1996                     11.7              7.3            19.0             19.6
1997                     -4.9              6.2             1.3              1.3
1998                      4.1              6.7            10.8             11.7
1999                      3.3              6.1             9.4             10.0
2000                    -10.1%             5.5%           -4.6%            -5.0%
2001                      9.1              7.0            16.1             15.8
2002                      0.8              5.8             6.6              6.8
2003                      7.6              5.5            13.1             12.6
2004                     -0.5              4.2             3.7              3.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor Shares        10/28/1991   2.37%      6.69%      0.96%   5.98%  6.94%
  Admiral Shares          2/12/2001   2.50      7.83**        --      --      --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
+Lehman 5-10 Year Treasury Index.
Note: See Financial Highlights tables on pages 52 and 53 for dividend and capital gains information.

GNMA FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                    GNMA FUND           LEHMAN           LEHMAN          AVERAGE
                     INVESTOR        AGGREGATE             GNMA             GNMA
                       SHARES       BOND INDEX            INDEX             FUND
199401                  10000            10000            10000            10000
199404                   9650             9507             9615             9587
199407                   9850             9674             9817             9734
199410                   9728             9534             9693             9590
199501                  10036             9769             9975             9841
199504                  10486            10203            10441            10246
199507                  10880            10651            10855            10633
199510                  11229            11026            11165            10939
199601                  11606            11424            11519            11285
199604                  11383            11085            11374            11041
199607                  11544            11242            11528            11158
199610                  12001            11671            11963            11547
199701                  12203            11797            12165            11716
199704                  12304            11870            12286            11791
199707                  12817            12451            12788            12291
199710                  13103            12709            13065            12515
199801                  13406            13062            13351            12803
199804                  13557            13165            13515            12922
199807                  13783            13431            13742            13128
199810                  14063            13896            14002            13363
199901                  14317            14116            14239            13574
199904                  14366            13991            14348            13602
199907                  14054            13765            14126            13334
199910                  14379            13969            14434            13560
200001                  14189            13856            14281            13401
200004                  14615            14167            14679            13734
200007                  14990            14587            15083            14071
200010                  15478            14989            15569            14481
200101                  16193            15771            16273            15141
200104                  16379            15922            16471            15283
200107                  16851            16438            16941            15696
200110                  17438            17172            17525            16238
200201                  17383            16964            17501            16166
200204                  17711            17170            17821            16426
200207                  18241            17676            18292            16844
200210                  18629            18183            18631            17136
200301                  18900            18569            18882            17383
200304                  19136            18967            19037            17505
200307                  18656            18634            18780            17171
200310                  19123            19075            19125            17470
200401                  19447            19470            19468            17773
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                     ONE       FIVE         TEN     OF A $10,000
                                    YEAR      YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
GNMA Fund Investor Shares           2.89%      6.32%       6.88%         $19,447
Lehman Aggregate Bond Index         4.85       6.64        6.89           19,470
Lehman GNMA Index                   3.10       6.46        6.89           19,468
Average GNMA Fund*                  2.24       5.54        5.92           17,773
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                     ONE                  SINCE    OF A $250,000
                                    YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
GNMA Fund Admiral Shares            2.96%                  6.45%        $300,917
Lehman Aggregate Bond Index         4.85                   7.36          308,671
Lehman GNMA Index                   3.10                   6.26          299,328
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                                       GNMA FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
1995                     -6.5%             6.9%            0.4%            -0.2%
1996                      7.6              8.0            15.6             15.5
1997                     -2.1              7.3             5.2              5.6
1998                      2.5              7.4             9.9              9.7
1999                      0.0              6.8             6.8              6.7
2000                     -7.3%             6.4%           -0.9%             0.3%
2001                      6.6              7.5            14.1             13.9
2002                      0.9              6.5             7.4              7.6
2003                      2.9              5.8             8.7              7.9
2004                     -1.9              4.8             2.9              3.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
GNMA Fund
  Investor Shares         6/27/1980    2.49%     6.34%      0.16%   6.72%  6.88%
  Admiral Shares          2/12/2001    2.56    6.42**         --      --      --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
+Lehman GNMA Index.
Note: See Financial Highlights tables on pages 53 and 54 for dividend and capital gains information.

LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                    LONG-TERM           LEHMAN           LEHMAN          AVERAGE
                     TREASURY        AGGREGATE             LONG          GENERAL
              INVESTOR SHARES       BOND INDEX   TREASURY INDEX    TREASURY FUND
199401                  10000            10000            10000            10000
199404                   9115             9507             9060             9334
199407                   9263             9674             9217             9432
199410                   8893             9534             8830             9176
199501                   9332             9769             9251             9445
199504                   9816            10203             9766             9816
199507                  10524            10651            10468            10286
199510                  11259            11026            11202            10838
199601                  11825            11424            11788            11291
199604                  10825            11085            10811            10626
199607                  10999            11242            10988            10709
199610                  11593            11671            11588            11217
199701                  11607            11797            11601            11317
199704                  11594            11870            11582            11210
199707                  12552            12451            12640            11885
199710                  12926            12709            13052            12231
199801                  13562            13062            13720            12800
199804                  13533            13165            13701            12699
199807                  14033            13431            14227            12960
199810                  14937            13896            15181            13671
199901                  15192            14116            15403            13892
199904                  14448            13991            14632            13339
199907                  13974            13765            14181            12978
199910                  14048            13969            14239            13122
200001                  13914            13856            14129            13038
200004                  14677            14167            14933            13464
200007                  15168            14587            15463            13828
200010                  15591            14989            15868            14253
200101                  16499            15771            16783            14974
200104                  16266            15922            16522            14807
200107                  17017            16438            17306            15503
200110                  18411            17172            18683            16503
200201                  17367            16964            17686            15911
200204                  17536            17170            17820            15820
200207                  18438            17676            18758            16587
200210                  19432            18183            19807            17322
200301                  19933            18569            20322            17661
200304                  20487            18967            20884            17753
200307                  19500            18634            19779            17264
200310                  20244            19075            20552            17812
200401                  20917            19470            21255            18207
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2004
                                -------------------------------      FINAL VALUE
                                     ONE       FIVE         TEN     OF A $10,000
                                    YEAR      YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares                   4.94%      6.60%       7.66%         $20,917
Lehman Aggregate Bond Index         4.85       6.64        6.89           19,470
Lehman Long Treasury Index          4.59       6.65        7.83           21,255
Average General Treasury Fund*      3.09       5.56        6.18           18,207
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                     ONE                  SINCE    OF A $250,000
                                    YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Admiral Shares                    5.07%                  8.30%        $316,758
Lehman Aggregate Bond Index         4.85                   7.36          308,671
Lehman Long Treasury Index          4.59                   8.15          315,429
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                                LONG-TERM TREASURY FUND
                                     INVESTOR SHARES                     LEHMAN+
FISCAL                CAPITAL           INCOME           TOTAL             TOTAL
YEAR                   RETURN           RETURN          RETURN            RETURN
--------------------------------------------------------------------------------
1995                    -13.0%             6.3%           -6.7%            -7.5%
1996                     18.7              8.0            26.7             27.4
1997                     -8.2              6.4            -1.8             -1.6
1998                      9.7              7.1            16.8             18.3
1999                      5.8              6.2            12.0             12.3
2000                    -13.7%             5.3%           -8.4%            -8.3%
2001                     11.7              6.9            18.6             18.8
2002                     -0.4              5.7             5.3              5.4
2003                      9.0              5.8            14.8             14.9
2004                      0.0              4.9             4.9              4.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE      FIVE    -----------------------
                     INCEPTION DATE    YEAR     YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares         5/19/1986    2.68%     6.44%      1.45%   6.26%  7.71%
  Admiral Shares          2/12/2001    2.81    7.91**         --      --      --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
+Lehman Long Treasury Index.

Note: See Financial Highlights tables on pages 54 and 55 for dividend and capital gains information.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------
All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                            COST OF $10,000              FUND        PEER GROUP*
                         INVESTMENT IN FUND     EXPENSE RATIO      EXPENSE RATIO
--------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares                       $26             0.26%              0.56%
  Admiral Shares                         13             0.13                  --
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND
  Investor Shares                       $22             0.22%              0.93%
  Admiral Shares                         17             0.17                  --
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES FUND
  Investor Shares                       $19             0.18%              0.91%
  Institutional Shares                 12**            0.12**                 --
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                       $26             0.26%              0.91%
  Admiral Shares                         13             0.13                  --
--------------------------------------------------------------------------------
GNMA FUND
  Investor Shares                       $20             0.20%              1.04%
  Admiral Shares                         13             0.13                  --
--------------------------------------------------------------------------------
LONG-TERM TREASURY FUND
  Investor Shares                       $27             0.26%              0.61%
  Admiral Shares                         13             0.13                  --
--------------------------------------------------------------------------------
*Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1-5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Intermediate Treasury Fund; for the Intermediate-Term Treasury Fund, the Average Intermediate Treasury Fund; for the GNMA Fund, the Average GNMA Fund; and for the Long-Term Treasury Fund, the Average General Treasury Fund.
**Annualized cost and expense ratio since inception, December 12, 2003.
The calculations assume no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2003.

You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
AS OF 1/31/2004
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
SHORT-TERM TREASURY FUND                             COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.5%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT  SECURITIES (97.2%)
U.S. Treasury Note                                   7.875%           11/15/2004                    129,800             136,492
U.S. Treasury Note                                    1.50%            2/28/2005                    240,000             240,600
U.S. Treasury Note                                    6.75%            5/15/2005                    183,000             195,409
U.S. Treasury Note                                    1.50%            7/31/2005                    650,000             649,799
U.S. Treasury Note                                   1.625%           10/31/2005                    570,000             569,647
U.S. Treasury Note                                   5.875%           11/15/2005                     51,000              54,745
U.S. Treasury Note                                   1.875%           11/30/2005                     50,000              50,110
U.S. Treasury Note                                   1.875%            1/31/2006                    100,000              99,928
U.S. Treasury Note                                   6.875%            5/15/2006                    220,000             244,061
U.S. Treasury Note                                    7.00%            7/15/2006                    466,000             520,755
U.S. Treasury Note                                   2.625%           11/15/2006                     80,000              80,813
U.S. Treasury Note                                    3.50%           11/15/2006                     70,000              72,374
U.S. Treasury Note                                    3.25%            8/15/2007                     76,350              78,044
U.S. Treasury Note                                   5.625%            5/15/2008                    100,000             110,969
U.S. Treasury Note                                    3.25%            8/15/2008                    195,000             196,950
Guaranteed Trade Trust
  (U.S.  Government Guaranteed)                       7.02%             9/1/2004 (1)                  1,771               1,803
Government Export Trust
  (U.S. Government Guaranteed)                        6.00%            3/15/2005 (1)                  4,164               4,278
Guaranteed Export Trust
  (U.S.  Government Guaranteed)                       7.46%           12/15/2005 (1)                 13,652              14,512
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        0.00% (2)        5/15/2005                      9,700              11,470

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
SHORT-TERM TREASURY FUND                             COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.926%            6/15/2005 (1)                  7,203               7,533
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.76%            6/15/2006 (1)                 13,333              13,890
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.10%            6/30/2007 (1)                 16,000              16,825
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        7.45%           12/15/2010 (1)                 19,091              21,770
Private Export Funding Corp.
  (U.S.  Government Guaranteed)                       6.31%            9/30/2004                     20,000              20,661
Private Export Funding Corp.
  (U.S.  Government Guaranteed)                       6.45%            9/30/2004                     80,000              82,716
Private Export Funding Corp.
  (U.S.  Government Guaranteed)                       5.53%            4/30/2006                     25,000              26,840
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.65%            5/15/2006                     55,000              61,625
                                                                                                                  --------------
                                                                                                                      3,584,619
                                                                                                                  --------------
AGENCY BONDS AND NOTES (0.6%)
Federal Home Loan Bank*                              5.375%            2/15/2006                     20,000              21,318
                                                                                                                  --------------
MORTGAGE-BACKED SECURITIES (0.7%)
Federal Home Loan Mortgage Corp.*                     5.50%    4/1/2016-5/1/2016 (1)                  2,994               3,134
Federal Home Loan Mortgage Corp.*                     6.00%             8/1/2006 (1)                  7,447               7,619
Federal National Mortgage Assn.*                      6.00%    4/1/2006-8/1/2006 (1)                  3,467               3,536
Federal Home Loan Mortgage Corp.*                     7.00%   12/1/2015-1/1/2025 (1)                  2,650               2,849
Federal National Mortgage Assn.*                      7.00%   11/1/2015-1/1/2025 (1)                  7,779               8,365
                                                                                                                  --------------
                                                                                                                         25,503
                                                                                                                  --------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,576,526)                                                                                                   3,631,440
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (40.0%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                            1.02%             2/2/2004                    112,774             112,774
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                    1.02%             2/2/2004                  1,361,069           1,361,069
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,473,843)                                                                                                   1,473,843
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (138.5%)
  (Cost $5,050,369)                                                                                                   5,105,283
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-38.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 51,160
Security Lending Collateral Payable to Brokers--Note F               (1,361,069)
Other Liabilities                                                      (110,024)
                                                              ------------------
                                                                     (1,419,933)
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $3,685,350
================================================================================
*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Zero coupon redeemable at a price above par. Yield to maturity is 5.91%.


--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $3,633,870
Undistributed Net Investment Income                                          --
Overdistributed Net Realized Gains                                       (3,434)
Unrealized Appreciation                                                  54,914
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,685,350
================================================================================

Investor Shares--Net Assets
Applicable  to  190,709,788  outstanding  $.001
  par value  shares of  beneficial interest
  (unlimited authorization)                                          $2,028,420
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $10.64
================================================================================

Admiral Shares--Net Assets
Applicable to 155,782,748 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $1,656,930
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.64
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
SHORT-TERM FEDERAL FUND                              COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.7%)
--------------------------------------------------------------------------------------------------------------------------------
U.S.  Government  Securities  (27.0%)
U.S. Treasury Note                                   5.875%           11/15/2004                      1,000               1,036
U.S. Treasury Note                                    6.50%            8/15/2005                     61,000              65,585
U.S. Treasury Note                                    5.75%           11/15/2005                    100,000             107,109
U.S. Treasury Note                                   5.625%            2/15/2006                     73,000              78,520
U.S. Treasury Note                                    2.00%            5/15/2006                     51,000              51,048
U.S. Treasury Note                                   4.625%            5/15/2006                     33,000              34,949
U.S. Treasury Note                                   4.375%            5/15/2007                    135,000             143,015
U.S. Treasury Note                                   2.625%            5/15/2008                     90,000              89,002
U.S. Treasury Note                                   5.625%            5/15/2008                     17,500              19,420
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        5.23%            5/15/2005 (1)                  3,447               3,512
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        0.00% (2)        5/15/2005                      6,500               7,686
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        2.36%            8/15/2007 (1)                 66,000              66,178
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        2.89%           12/15/2007 (1)                 41,000              41,162
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        2.41%            6/15/2009 (1)                 18,000              18,037
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.31%            9/30/2004                     15,207              15,709
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.45%            9/30/2004                     14,900              15,406
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.25%            5/15/2005                      9,500               9,947
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.62%            10/1/2005                     14,150              15,253
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.34%            3/15/2006                     13,000              13,857
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.53%            4/30/2006                     56,750              60,928
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.65%            5/15/2006                     20,000              22,409
                                                                                                                  --------------
                                                                                                                        879,768
                                                                                                                  --------------
AGENCY BONDS AND NOTES (59.1%)
Federal Farm Credit Bank*                            2.375%            10/1/2004                     10,300              10,375
Federal Farm Credit Bank*                            3.875%           12/15/2004                     10,000              10,218
Federal Home Loan Bank*                              1.062%            2/20/2004                     90,000              89,955
Federal Home Loan Bank*                              1.084%            3/17/2004                     72,000              71,910
Federal Home Loan Bank*                              1.002%            4/23/2004                     36,000              35,917
Federal Home Loan Bank*                               2.25%            8/13/2004                     12,000              12,067
Federal Home Loan Bank*                               3.00%            8/15/2005                     50,000              50,957
Federal Home Loan Bank*                              6.875%            8/15/2005                      5,000               5,388
Federal Home Loan Bank*                               2.50%           11/15/2005                    100,000             101,025
Federal Home Loan Bank*                               2.50%           12/15/2005                      8,000               8,083
Federal Home Loan Bank*                              2.375%            2/15/2006                     90,000              90,575
Federal Home Loan Bank*                              5.125%             3/6/2006                    282,900             300,202
Federal Home Loan Bank*                               2.50%            3/15/2006                     16,000              16,121

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
                                                     COUPON                 DATE                      (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank*                              2.875%            9/15/2006                     79,000              79,934
Federal Home Loan Bank*                              4.875%            2/15/2007                     35,000              37,272
Federal Home Loan Bank*                              5.375%            2/15/2007                     20,815              22,468
Federal Home Loan Bank*                              4.875%            5/15/2007                     20,000              21,316
Federal Home Loan Mortgage Corp.*                    6.875%            1/15/2005                     20,000              21,033
Federal Home Loan Mortgage Corp.*                     7.00%            7/15/2005                      6,000               6,458
Federal Home Loan Mortgage Corp.*                     5.50%            7/15/2006                    129,000             138,715
Federal National Mortgage Assn.*                      1.08%            2/18/2004                     35,000              34,984
Federal National Mortgage Assn.*                     7.125%            2/15/2005                    116,000             122,791
Federal National Mortgage Assn.*                      7.00%            7/15/2005                    124,000             133,459
Federal National Mortgage Assn.*                      6.00%           12/15/2005                     65,000              69,829
Federal National Mortgage Assn.*                     2.125%            4/15/2006                     16,000              15,994
Federal National Mortgage Assn.*                      5.25%            6/15/2006                     65,000              69,453
Federal National Mortgage Assn.*                      5.00%            1/15/2007                     98,000             104,683
Federal National Mortgage Assn.*                      5.25%            4/15/2007                    209,000             224,999
Federal National Mortgage Assn.*                     3.834%             9/1/2033                     24,281              24,501
                                                                                                                  --------------
                                                                                                                      1,930,682
                                                                                                                  --------------
MORTGAGE-BACKED SECURITIES (12.6%)
Federal Home Loan Mortgage Corp.*                     6.00%          12/15/2003-
                                                                      12/28/2003 (1)                  2,605               2,641
Federal Home Loan Mortgage Corp.*                     7.50%             2/1/2008 (1)                  2,236               2,392
Federal Home Loan Mortgage Corp.*                     6.50%             9/1/2011 (1)                  7,282               7,768
Federal Home Loan Mortgage Corp.*                     5.50%          10/20/2003-
                                                                       11/1/2017 (1)                 80,900              84,319
Federal Home Loan Mortgage Corp.*                    3.703%             8/1/2033 (1)                 11,360              11,393
Federal National Mortgage Assn.*                      7.50%  6/17/2004-5/14/2006 (1)                  4,011               4,325
Federal National Mortgage Assn.*                      8.00%  10/25/2003-5/1/2015 (1)                 11,586              12,478
Federal National Mortgage Assn.*                      6.50%   10/1/2010-9/1/2016 (1)                 62,118              66,086
Federal National Mortgage Assn.*                      6.00%  10/25/2003-4/1/2017 (1)                 30,269              31,771
Federal National Mortgage Assn.*                     3.728%             6/1/2033 (1)                 23,410              23,534
Federal National Mortgage Assn.*                     3.734%             7/1/2033 (1)                 13,736              13,830
Federal National Mortgage Assn.*                      3.85%             7/1/2033 (1)                 23,847              24,070
Federal National Mortgage Assn.*                      3.60%             8/1/2033 (1)                 17,912              17,924
Federal National Mortgage Assn.*                     3.723%             8/1/2033 (1)                  8,171               8,204
Federal National Mortgage Assn.*                     3.808%             8/1/2033 (1)                 24,093              24,217
Federal National Mortgage Assn.*                     3.754%             9/1/2033 (1)                 49,002              49,278
Federal National Mortgage Assn.*                     3.492%            10/1/2033 (1)                 19,367              19,289
Federal National Mortgage Assn. REMIC Trust*         2.879%            7/25/2027 (1)                  8,084               8,094
                                                                                                                  --------------
                                                                                                                        411,613
                                                                                                                  --------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,186,488)                                                                                                   3,222,063
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                                                     AMOUNT              VALUE*
SHORT-TERM FEDERAL FUND                                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.3%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                            1.02%             2/2/2004                   $ 14,632            $ 14,632
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                    1.02%             2/2/2004                    225,537             225,537
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $240,169)                                                                                                       240,169
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.0%)
  (Cost $3,426,657)                                                                                                   3,462,232
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.0%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     37,858
Security Lending Collateral Payable to Brokers--Note F                                                                (225,537)
Other Liabilities                                                                                                       (9,033)
                                                                                                                  --------------
                                                                                                                      (196,712)
                                                                                                                  --------------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $3,265,520
================================================================================================================================

*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Zero coupon redeemable at a price above par. Yield to maturity is 5.91%.


--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $3,229,553
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                               392
Unrealized Appreciation                                                   35,575
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,265,520
================================================================================

Investor Shares--Net Assets
Applicable to 245,696,890 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $2,603,609
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.60
================================================================================

Admiral Shares--Net Assets
Applicable to 62,463,106 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)     $661,911
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.60
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                 FACE     MARKET
                                                  MATURITY     AMOUNT     VALUE*
INFLATION-PROTECTED SECURITIES FUND     COUPON        DATE      (000)      (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (99.1%)
--------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond     3.625%  4/15/2028  $ 680,975  $ 979,252
U.S. Treasury Inflation-Indexed Bond     3.875%  4/15/2029    254,950    377,203
U.S. Treasury Inflation-Indexed Bond     3.375%  4/15/2032     21,100     27,593
U.S. Treasury Inflation-Indexed Note     3.375%  1/15/2007    539,425    683,526
U.S. Treasury Inflation-Indexed Note     3.625%  1/15/2008    422,800    537,248
U.S. Treasury Inflation-Indexed Note     3.875%  1/15/2009    498,525    638,657
U.S. Treasury Inflation-Indexed Note      4.25%  1/15/2010    225,225    289,858
U.S. Treasury Inflation-Indexed Note      3.50%  1/15/2011    111,275    134,198
U.S. Treasury Inflation-Indexed Note     3.375%  1/15/2012    103,000    121,237
U.S. Treasury Inflation-Indexed Note      3.00%  7/15/2012    669,350    758,218
U.S. Treasury Inflation-Indexed Note     1.875%  7/15/2013    717,175    725,056
U.S. Treasury Inflation-Indexed Note      2.00%  1/15/2014     44,800     45,328
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $5,029,395)                                                    5,317,374
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                1.02%   2/2/2004     74,240     74,240
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F        1.02%   2/2/2004    551,188    551,188
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $625,428)                                                        625,428
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.7%)
  (Cost $5,654,823)                                                    5,942,802
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      45,778
Security Lending Collateral Payable to Brokers--Note F                 (551,188)
Other Liabilities                                                       (70,268)
                                                                      ----------
                                                                       (575,678)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $5,367,124
================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                          AMOUNT
INFLATION-PROTECTED SECURITIES FUND                                        (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $ 5,071,898
Overdistributed Net Investment Income                                    (6,618)
Accumulated Net Realized Gains                                            4,231
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 298,819
  Futures Contracts                                                      (1,206)
--------------------------------------------------------------------------------
NET ASSETS                                                           $5,367,124
================================================================================

Investor Shares--Net Assets
Applicable to 417,890,272 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $5,163,533
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $12.36
================================================================================

Institutional Shares--Net Assets
Applicable to 20,596,362 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $203,591
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                           $9.88
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                              MATURITY         AMOUNT      VALUE*
INTERMEDIATE-TERM TREASURY FUND                      COUPON                       DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.9%)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (96.2%)
U.S. Treasury Bond                                    11.75%                11/15/2014         20,000      28,744
U.S. Treasury Bond                                     7.25%                 5/15/2016         37,500      47,273
U.S. Treasury Note                                     2.00%                 8/31/2005         65,000      65,417
U.S. Treasury Note                                     7.00%                 7/15/2006        164,400     183,717
U.S. Treasury Note                                    2.625%                11/15/2006         29,000      29,295
U.S. Treasury Note                                     3.25%                 8/15/2007        139,000     142,084
U.S. Treasury Note                                    5.625%                 5/15/2008         87,600      97,209
U.S. Treasury Note                                     3.25%                 8/15/2008        125,000     126,250
U.S. Treasury Note                                    3.375%                11/15/2008         40,000      40,481
U.S. Treasury Note                                     4.75%                11/15/2008        114,000     122,479
U.S. Treasury Note                                     6.00%                 8/15/2009        344,650     391,771
U.S. Treasury Note                                     6.50%                 2/15/2010        194,650     227,071
U.S. Treasury Note                                     5.75%                 8/15/2010        157,000     176,944
U.S. Treasury Note                                     5.00%                 2/15/2011        169,500     183,219
U.S. Treasury Note                                     5.00%                 8/15/2011        204,000     219,873
U.S. Treasury Note                                    4.875%                 2/15/2012        212,000     226,176
U.S. Treasury Note                                    4.375%                 8/15/2012        290,300     298,736
U.S. Treasury Note                                   10.375%                11/15/2012        402,800     513,067
Export Funding Trust
  (U.S. Government Guaranteed)                         8.21%                12/29/2006(1)       4,130       4,562
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                         7.39%                 6/26/2006(1)       1,875       2,017
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                         7.80%                 8/15/2006(1)       5,190       5,577
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                         8.17%                 1/15/2007(1)       3,250       3,577
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                         6.69%                 1/15/2009(1)(2)   26,134      29,076
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                         5.94%                 6/20/2006(1)       6,579       6,615
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        6.726%                 9/15/2010(1)      15,826      16,906
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                         7.60%                12/15/2012(1)      30,851      35,862
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                         7.05%                11/15/2013(1)      51,786      58,835
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.65%                 5/15/2006         15,000      16,807
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.11%                 4/15/2007         33,420      37,864
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         6.49%                 7/15/2007         14,000      15,654
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         5.75%                 1/15/2008         60,000      65,873
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         5.87%                 7/31/2008        123,100     136,221
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.20%                 1/15/2010         12,900      15,219

------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                              MATURITY         AMOUNT      VALUE*
INTERMEDIATE-TERM TREASURY FUND                      COUPON                       DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.25%                 6/15/2010       $135,920    $161,239
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         6.07%                 4/30/2011         51,000      57,121
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.685%                 5/15/2012         10,000      10,937
                                                                                                        ----------
                                                                                                        3,799,768
                                                                                                        ----------
AGENCY BONDS AND NOTES (1.4%)
Federal National Mortgage Assn.*                       7.30%                 5/25/2010         30,000      35,185
Federal National Mortgage Assn.*                      5.763%                12/25/2011         20,000      21,784
                                                                                                        ----------
                                                                                                           56,969
                                                                                                        ----------
MORTGAGE-BACKED SECURITIES (0.3%)
Federal Home Loan Mortgage Corp.*                      5.50%         4/1/2016-5/1/2016 (1)      9,413       9,852
Federal Home Loan Mortgage Corp.*                      7.00%         6/1/2015-1/1/2025 (1)      3,183       3,425
                                                                                                        ----------
                                                                                                           13,277
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,655,484)                                                                                     3,870,014
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (20.3%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                             1.02%                  2/2/2004         24,208      24,208
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                     1.02%                  2/2/2004        779,494     779,494
------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $803,702)                                                                                         803,702
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.2%)
  (Cost $4,459,186)                                                                                     4,673,716
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.2%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       78,582
Security Lending Collateral Payable to Brokers--Note F                                                  (779,494)
Other Liabilities                                                                                        (17,923)
                                                                                                        ----------
                                                                                                        (718,835)
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $3,954,881
==================================================================================================================

*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit), would require congressional action.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the value of this security was $29,076,000, representing 0.7% of net assets.

--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $ 3,740,813
Undistributed Net Investment Income                                           --
Overdistributed Net Realized Gains                                         (462)
Unrealized Appreciation                                                  214,530
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,954,881
================================================================================

Investor Shares--Net Assets
Applicable to 197,513,944 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $2,261,122
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.45
================================================================================

Admiral Shares--Net Assets
Applicable to 147,953,555 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $1,693,759
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.45
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                              MATURITY         AMOUNT      VALUE*
GNMA FUND                                            COUPON                       DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.3%)
------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn                      4.50%                 9/15/2033 (1)     99,234      95,703
Government National Mortgage Assn                      5.00%      11/30/2032-1/15/2034 (1)  3,439,554   3,426,246
Government National Mortgage Assn                      5.50%       3/15/2013-1/20/2034 (1)  7,712,950   7,889,818
Government National Mortgage Assn                      6.00%        8/15/2016-1/1/2034 (1)  6,436,836   6,743,624
Government National Mortgage Assn                      6.50%       6/15/02008-3/1/2033 (1)  3,116,257   3,305,052
Government National Mortgage Assn                      7.00%       4/15/2007-9/15/2032 (1)  1,397,019   1,499,881
Government National Mortgage Assn                      7.25%      12/15/2026-2/15/2027 (1)        530         573
Government National Mortgage Assn                      7.50%      6/15/2005-10/15/2031 (1)    552,443     598,269
Government National Mortgage Assn                      7.75%                 2/15/2027 (1)        630         685
Government National Mortgage Assn                      8.00%       9/15/2005-8/15/2031 (1)    228,966     251,583
Government National Mortgage Assn                      8.25%       8/15/2004-7/15/2008 (1)        812         892
Government National Mortgage Assn                      8.50%       3/15/2005-6/15/2028 (1)     44,818      50,028
Government National Mortgage Assn                      9.00%       9/15/2008-2/15/2023 (1)     35,568      40,067
Government National Mortgage Assn                      9.25%       9/15/2016-8/15/2017 (1)        159         182
Government National Mortgage Assn                      9.50%      7/15/2009-12/15/2022 (1)     16,949      19,309
Government National Mortgage Assn                     10.00%       7/20/2014-8/20/2018 (1)        261         302
Government National Mortgage Assn                     11.00%       7/15/2010-2/20/2016 (1)         98         116
Government National Mortgage Assn                     11.25%       9/20/2015-2/20/2016 (1)         85          97
Government National Mortgage Assn                     11.50%      1/15/2013-11/20/2015 (1)        198         232
Government National Mortgage Assn                     12.00%       1/15/2013-1/20/2016 (1)        245         287
Government National Mortgage Assn                     12.50%      12/20/2013-7/20/2015 (1)        120         148
Government National Mortgage Assn                     13.00%       1/15/2011-1/20/2015 (1)        161         191
Government National Mortgage Assn                     13.50%      5/15/2010-12/15/2014 (1)         53          66
Government National Mortgage Assn                     14.00%       6/15/2011-3/15/2012 (1)         31          37
Government National Mortgage Assn                     15.00%                 5/15/2012 (1)         26          32
------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (Cost $23,426,008)                                                                                   23,923,420
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Goldman Sachs & Co.                                    0.97%                  2/2/2004        458,361     458,361
  (Dated 1/30/2004,
  Repurchase Value $458,398,000,
  collateralized by U.S. Treasury Bonds,
  6.25%-8.125%,
  2/15/2021-8/15/2023)
J.P. Morgan Chase                                      0.97%                  2/2/2004        460,000     460,000
  (Dated  1/30/2004,  Repurchase
  Value $460,037,000,
  collateralized by U.S. Treasury Bonds,
  6.25%-8.125%,
  5/15/2017-8/15/2023)
------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $918,361)                                                                                         918,361
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (Cost $24,344,369)                                                                                   24,841,781
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 215,311
Liabilities                                                            (476,981)
                                                                     -----------
                                                                       (261,670)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $24,580,111
================================================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.


--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $24,167,058
Undistributed Net Investment Income                                           --
Overdistributed Net Realized Gains                                      (84,359)
Unrealized Appreciation                                                  497,412
--------------------------------------------------------------------------------
NET ASSETS                                                           $24,580,111
================================================================================

Investor Shares--Net Assets
Applicable to 1,829,284,511 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)  $19,245,114
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.52
================================================================================

Admiral Shares--Net Assets
Applicable to 507,101,551 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $5,334,997
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.52
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE      MARKET
                                                                              MATURITY         AMOUNT      VALUE*
LONG-TERM TREASURY FUND                              COUPON                       DATE          (000)       (000)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.6%)
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                    5.875%                11/15/2004         17,000      17,614
U.S. Treasury Bond                                     7.25%                 5/15/2016        167,500     211,154
U.S. Treasury Bond                                     7.50%                11/15/2016         25,000      32,149
U.S. Treasury Bond                                    8.875%                 2/15/2019         39,663      57,412
U.S. Treasury Bond                                    8.125%                 8/15/2019        182,523     249,629
U.S. Treasury Bond                                     8.75%                 8/15/2020         20,000      28,953
U.S. Treasury Bond                                    7.875%                 2/15/2021        263,581     355,341
U.S. Treasury Bond                                    8.125%                 5/15/2021        171,875     237,160
U.S. Treasury Bond                                    7.125%                 2/15/2023         59,000      74,681
U.S. Treasury Bond                                     6.25%                 8/15/2023         65,000      75,136
U.S. Treasury Bond                                    6.875%                 8/15/2025         30,000      37,256
U.S. Treasury Bond                                     6.75%                 8/15/2026         87,585     107,620
U.S. Treasury Bond                                     6.50%                11/15/2026         34,300      40,999
U.S. Treasury Bond                                    6.625%                 2/15/2027         18,000      21,845
U.S. Treasury Bond                                    6.375%                 8/15/2027         91,650     108,147
U.S. Treasury Bond                                    6.125%                11/15/2027         45,000      51,560
U.S. Treasury Bond                                     5.50%                 8/15/2028         31,800      33,683
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         6.67%                 9/15/2009         17,000      19,525
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.20%                 1/15/2010          7,100       8,377
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         7.25%                 6/15/2010         64,080      76,017
Private Export Funding Corp.
  (U.S. Government Guaranteed)                         6.07%                 4/30/2011         29,000      32,480
                                                                                                        ----------
                                                                                                        1,876,738
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $1,660,785)                                                                                     1,876,738
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.4%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                             1.02%                  2/2/2004         11,589      11,589
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note F                     1.02%                  2/2/2004        264,576     264,576
------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $276,165)                                                                                         276,165
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (112.0%)
  (Cost $1,936,950)                                                                                     2,152,903
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.0%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       41,536
Security Lending Collateral Payable to Brokers--Note F                                                  (264,576)
Other Liabilities                                                                                         (8,256)
                                                                                                        ----------
                                                                                                        (231,296)
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $1,921,607
==================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,711,165
Undistributed Net Investment Income                                           --
Overdistributed Net Realized Gains                                       (5,511)
Unrealized Appreciation                                                  215,953
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,921,607
================================================================================

Investor Shares--Net Assets
Applicable to 127,782,232 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $1,471,445
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.52
================================================================================

Admiral Shares--Net Assets
Applicable to 39,092,643 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)     $450,162
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.52
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

---------------------------------------------------------------------------------------------------------------
                                                                                  INFLATION-     INTERMEDIATE-
                                            SHORT-TERM          SHORT-TERM    PROTECTED TERM          TREASURY
                                         TREASURY FUND        FEDERAL FUND  SECURITIES FUND               FUND
                                        -----------------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31, 2004
---------------------------------------------------------------------------------------------------------------
                                                 (000)               (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                   $ 110,638           $ 108,506         $ 146,269         $ 190,416
  Security Lending                               2,627               1,205               169             2,440
---------------------------------------------------------------------------------------------------------------
    Total Income                               113,265             109,711           146,438           192,856
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                 584                 507               537               634
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                            4,527               5,343             5,984             5,666
      Admiral Shares                             1,772                 907                --             1,842
      Institutional Shares                          --                  --                21                --
    Marketing and Distribution
      Investor Shares                              401                 548               675               432
      Admiral Shares                               294                 129                --               267
      Institutional Shares                          --                  --                --                --
  Custodian Fees                                    27                  25                 6                26
  Auditing Fees                                     16                  16                14                16
  Shareholders' Reports
    Investor Shares                                334                  43                95                64
    Admiral Shares                                  24                   1                --                 4
    Institutional Shares                            --                  --                --                --
  Trustees' Fees and Expenses                        5                   4                 4                 5
---------------------------------------------------------------------------------------------------------------
    Total Expenses                               7,984               7,523             7,336             8,956
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                          105,281             102,188           139,102           183,900
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                    37,913              14,668            62,047            36,608
  Futures Contracts                             (3,427)             (3,364)             (188)               16
  Swap Contracts                                    --                 795                --                --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        34,486              12,099            61,859            36,624
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                        (28,944)            (31,977)          128,493           (62,297)
  Futures Contracts                              2,497               2,009            (1,206)               --
  Swap Contracts                                    --                 (83)               --                --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                               (26,447)            (30,051)          127,287           (62,297)
---------------------------------------------------------------------------------------------------------------
NET INCREASE  (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ 113,320           $  84,236         $ 328,248         $ 158,227
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                     Long-Term
                                                                 GNMA Fund                       Treasury Fund
                                        -----------------------------------------------------------------------
                                                                       YEAR ENDED JANUARY 31, 2004
---------------------------------------------------------------------------------------------------------------
                                                                     (000)                               (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                     $ 1,321,258                           $ 107,918
  Security Lending                                                      --                                 417
---------------------------------------------------------------------------------------------------------------
    Total Income                                                 1,321,258                             108,335
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                   2,562                                 308
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                               34,707                               3,680
      Admiral Shares                                                 5,787                                 500
    Marketing and Distribution
      Investor Shares                                                3,542                                 249
      Admiral Shares                                                   858                                  59
  Custodian Fees                                                     2,213                                  25
  Auditing Fees                                                         16                                  16
  Shareholders' Reports
    Investor Shares                                                    318                                  44
    Admiral Shares                                                      14                                   2
  Trustees' Fees and Expenses                                           32                                   3
---------------------------------------------------------------------------------------------------------------
    Total Expenses                                                  50,049                               4,886
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            1,271,209                             103,449
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                       (36,158)                             17,315
  Futures Contracts                                                     --                                   7
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                           (36,158)                             17,322
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                           (513,985)                            (24,842)
  Futures Contracts                                                     --                                  --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  (513,985)                            (24,842)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $   721,066                           $  95,929
===============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


------------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM                            SHORT-TERM
                                                                TREASURY FUND                          FEDERAL FUND
                                                         ------------------------------        -------------------------------
                                                                                YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                2004               2003               2004               2003
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $   105,281        $   126,189        $   102,188        $   113,866
  Realized Net Gain (Loss)                                    34,486             78,888             12,099             49,606
  Change in Unrealized Appreciation (Depreciation)           (26,447)            25,002            (30,051)            31,687
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                              113,320            230,079             84,236            195,159
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                          (55,150)           (67,639)           (83,920)           (91,935)
    Admiral Shares                                           (50,131)           (58,550)           (20,504)           (22,059)
  Realized Capital Gain*
    Investor Shares                                          (34,449)           (21,502)            (4,407)           (34,549)
    Admiral Shares                                           (28,991)           (18,790)            (1,069)            (7,903)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (168,721)          (166,481)          (109,900)          (156,446)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                           (140,548)           756,125           (278,215)         1,049,703
  Admiral Shares                                            (250,835)           648,923             (1,819)           281,327
    Net Increase (Decrease) from
      Capital Share Transactions                            (391,383)         1,405,048           (280,034)         1,331,030
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                 (446,784)         1,468,646           (305,698)         1,369,743
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                      4,132,134          2,663,488          3,571,218          2,201,475
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                          $ 3,685,350        $ 4,132,134        $ 3,265,520        $ 3,571,218
==============================================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the Short-Term Treasury Fund totaling $42,613,000 and $31,240,000, respectively, and by the Short-Term Federal Fund totaling $4,531,000 and $42,452,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

------------------------------------------------------------------------------------------------------------------------------
                                                                INFLATION-PROTECTED                   INTERMEDIATE-TERM
                                                                  SECURITIES FUND                       TREASURY FUND
                                                         ------------------------------        -------------------------------
                                                                                YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                2004               2003               2004               2003
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $   139,102        $    93,466        $   183,900        $   209,943
  Realized Net Gain (Loss)                                    61,859             24,685             36,624            176,603
  Change in Unrealized Appreciation (Depreciation)           127,287            172,937            (62,297)           122,517
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                              328,248            291,088            158,227            509,063
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                         (150,136)           (88,721)          (104,734)          (115,026)
    Admiral Shares                                                --                 --            (79,166)           (94,917)
    Institutional Shares                                      (1,205)                --                 --                 --
  Realized Capital Gain*
    Investor Shares                                          (45,278)           (14,751)           (39,646)           (39,934)
    Admiral Shares                                                --                 --            (29,099)           (30,293)
    Institutional Shares                                      (1,113)                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (197,732)          (103,472)          (252,645)          (280,170)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                          1,889,262          2,055,812           (364,228)           579,862
  Admiral Shares                                                  --                 --           (245,208)           142,640
  Institutional Shares                                       204,451                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                           2,093,713          2,055,812           (609,436)           722,502
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                2,224,229          2,243,428           (703,854)           951,395
------------------------------------------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                      3,142,895            899,467          4,658,735          3,707,340
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                          $ 5,367,124        $ 3,142,895        $ 3,954,881        $ 4,658,735
==============================================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the Inflation-Protected Securities Fund totaling $25,128,000 and $14,751,000, respectively, and by the Intermediate-Term Treasury Fund totaling $21,689,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LONG-TERM
                                                                   GNMA FUND                           TREASURY FUND
                                                         ------------------------------        -------------------------------
                                                                                YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                2004               2003               2004               2003
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $  1,271,209       $  1,343,661        $   103,449        $   105,091
  Realized Net Gain (Loss)                                   (36,158)            37,454             17,322             43,380
  Change in Unrealized Appreciation (Depreciation)          (513,985)           635,039            (24,842)           124,125
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                              721,066          2,016,154             95,929            272,596
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                         (991,170)        (1,067,232)           (78,844)           (76,600)
    Admiral Shares                                          (280,039)          (276,429)           (24,605)           (28,491)
  Realized Capital Gain*
    Investor Shares                                               --            (40,357)           (19,220)           (21,437)
    Admiral Shares                                                --            (10,857)            (5,856)            (7,051)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (1,271,209)        (1,394,875)          (128,525)          (133,579)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                         (2,441,317)         5,779,630           (177,090)           213,023
  Admiral Shares                                            (571,775)         2,298,013            (81,550)           (33,950)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                          (3,013,092)         8,077,643           (258,640)           179,073
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                               (3,563,235)         8,698,922           (291,236)           318,090
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     28,143,346         19,444,424          2,212,843          1,894,753
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $ 24,580,111       $ 28,143,346        $ 1,921,607        $ 2,212,843
==============================================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the GNMA Fund totaling $0 and $51,214,000, respectively, and by the Long-Term Treasury Fund totaling $8,768,000 and $2,056,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SHORT-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.79   $10.54   $10.35    $9.94   $10.37
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .271     .405     .508     .596     .534
  Net Realized and Unrealized Gain (Loss) on Investments       .020     .361     .195     .410   (.413)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .291     .766     .703    1.006     .121
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.271)   (.405)   (.508)   (.596)   (.534)
  Distributions from Realized Capital Gains                  (.170)   (.111)   (.005)      --    (.017)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.441)   (.516)   (.513)   (.596)   (.551)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.64   $10.79   $10.54   $10.35    $9.94
========================================================================================================

TOTAL RETURN                                                  2.74%    7.41%    6.93%   10.45%    1.20%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,028   $2,200   $1,407   $1,213   $1,177
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.52%    3.70%    4.82%    5.91%    5.27%
  Portfolio Turnover Rate                                      125%     165%     102%     296%     124%
========================================================================================================

SHORT-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 13,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.79   $10.54   $10.34
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .285     .419     .502
  Net Realized and Unrealized Gain (Loss) on Investments                         .020     .361     .205
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .305     .780     .707
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.285)   (.419)   (.502)
  Distributions from Realized Capital Gains                                    (.170)   (.111)   (.005)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.455)   (.530)   (.507)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.64   $10.79   $10.54
========================================================================================================

TOTAL RETURN                                                                    2.88%    7.55%    6.97%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,657   $1,933   $1,257
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          2.65%    3.83%  4.73%**
  Portfolio Turnover Rate                                                        125%     165%     102%
========================================================================================================

*Inception.
**Annualized.


SHORT-TERM FEDERAL FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.67   $10.50   $10.28    $9.85   $10.26
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .304     .423     .533     .608     .567
  Net Realized and Unrealized Gain (Loss) on Investments     (.046)     .302     .220     .430   (.410)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .258     .725     .753    1.038     .157
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.311)   (.424)   (.533)   (.608)   (.567)
  Distributions from Realized Capital Gains                  (.017)   (.131)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.328)   (.555)   (.533)   (.608)   (.567)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.60   $10.67   $10.50   $10.28    $9.85
========================================================================================================

TOTAL RETURN                                                  2.45%    7.03%    7.48%   10.91%    1.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,604   $2,902   $1,821   $1,544   $1,478
  Ratio of Total Expenses to Average Net Assets               0.22%    0.26%    0.31%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.86%    3.90%    5.07%    6.10%    5.64%
  Portfolio Turnover Rate                                       81%     136%      80%     169%      93%
========================================================================================================

SHORT-TERM FEDERAL FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.67   $10.50   $10.28
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .310     .428     .519
  Net Realized and Unrealized Gain (Loss) on Investments                       (.046)     .302     .220
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .264     .730     .739
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.317)   (.429)   (.519)
  Distributions from Realized Capital Gains                                    (.017)   (.131)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.334)   (.560)   (.519)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.60   $10.67   $10.50
========================================================================================================

TOTAL RETURN                                                                    2.51%    7.08%    7.34%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $662     $669     $380
  Ratio of Total Expenses to Average Net Assets                                 0.17%    0.22%  0.24%**
  Ratio of Net Investment Income to Average Net Assets                          2.91%    3.94%  4.96%**
  Portfolio Turnover Rate                                                         81%     136%      80%
========================================================================================================

*Inception.
**Annualized.


INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                                                 JUNE 5
                                                                             YEAR ENDED        2000* TO
                                                                             JANUARY 31,       JAN. 31,
                                                                      ------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          2004     2003     2002     2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.91   $10.68   $10.55   $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .41      .47     .425      .30
  Net Realized and Unrealized Gain (Loss) on Investments                 .61     1.28     .220      .53
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.02     1.75     .645      .83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.45)    (.46)   (.445)    (.27)
  Distributions from Realized Capital Gains                            (.12)    (.06)   (.070)    (.01)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                (.57)    (.52)   (.515)    (.28)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.36   $11.91   $10.68   $10.55
========================================================================================================

TOTAL RETURN                                                           8.69%   16.64%    6.17%    8.07%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $5,164   $3,143     $899     $170
  Ratio of Total Expenses to Average Net Assets                        0.18%    0.22%    0.25%  0.25%**
  Ratio of Net Investment Income to Average Net Assets                 3.46%    4.55%    3.92%  6.38%**
  Portfolio Turnover Rate                                                63%     108%      75%     122%
========================================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                         DEC. 12, 2003*
                                                                                                     TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                             JAN. 31, 2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                              --
  Net Realized and Unrealized Gain (Loss) on Investments                                           .080
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                               .080
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                           (.104)
  Distributions from Realized Capital Gains                                                      (.096)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                                          (.200)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $9.88
========================================================================================================

TOTAL RETURN                                                                                      0.83%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                             $204
  Ratio of Total Expenses to Average Net Assets                                                 0.12%**
  Ratio of Net Investment Income to Average Net Assets                                              --+
  Portfolio Turnover Rate                                                                           63%
========================================================================================================

*Inception.
**Annualized.
+Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.


INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.69   $11.03   $10.94   $10.03   $11.16
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .483     .571     .620     .649     .625
  Net Realized and Unrealized Gain (Loss) on Investments     (.058)     .838     .090     .910  (1.130)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .425    1.409     .710    1.559   (.505)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.483)   (.571)   (.620)   (.649)   (.625)
  Distributions from Realized Capital Gains                  (.182)   (.178)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.665)   (.749)   (.620)   (.649)   (.625)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.45   $11.69   $11.03   $10.94   $10.03
========================================================================================================

TOTAL RETURN                                                  3.71%   13.07%    6.62%   16.07%   -4.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,261   $2,680   $1,976   $1,795   $1,652
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.14%    4.93%    5.60%    6.25%    5.96%
  Portfolio Turnover Rate                                       34%     110%      33%      56%      66%
========================================================================================================

INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.69   $11.03   $10.94
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .498     .586     .614
  Net Realized and Unrealized Gain (Loss) on Investments                       (.058)     .838     .090
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .440    1.424     .704
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.498)   (.586)   (.614)
  Distributions from Realized Capital Gains                                    (.182)   (.178)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.680)   (.764)   (.614)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.45   $11.69   $11.03
========================================================================================================

TOTAL RETURN                                                                    3.85%   13.22%    6.57%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,694   $1,979   $1,732
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.27%    5.10%  5.65%**
  Portfolio Turnover Rate                                                         34%     110%      33%
========================================================================================================

*Inception.
**Annualized.



GNMA FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.72   $10.44   $10.35    $9.71   $10.47
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .502     .588     .650     .685     .669
  Net Realized and Unrealized Gain (Loss) on Investments     (.200)     .300     .090     .640   (.760)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .302     .888     .740    1.325   (.091)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.502)   (.588)   (.650)   (.685)   (.669)
  Distributions from Realized Capital Gains                      --   (.020)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.502)   (.608)   (.650)   (.685)   (.669)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.52   $10.72   $10.44   $10.35    $9.71
========================================================================================================

TOTAL RETURN                                                  2.89%    8.73%    7.35%   14.12%   -0.89%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $19,245  $22,113  $15,839  $14,378  $12,228
  Ratio of Total Expenses to Average Net Assets               0.20%    0.22%    0.25%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.73%    5.51%    6.24%    6.85%    6.63%
  Portfolio Turnover Rate                                      26%*      17%       8%       8%       5%
========================================================================================================

*The portfolio turnover rate excluding mortgage-dollar-rolls was 21%.

GNMA FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.72   $10.44   $10.32
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .509     .593     .631
  Net Realized and Unrealized Gain (Loss) on Investments                       (.200)     .300     .120
  Total from Investment Operations                                               .309     .893     .751
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.509)   (.593)   (.631)
  Distributions from Realized Capital Gains                                        --   (.020)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.509)   (.613)   (.631)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.52   $10.72   $10.44
========================================================================================================

TOTAL RETURN                                                                    2.96%    8.78%    7.47%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $5,335   $6,031   $3,605
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.17%  0.19%**
  Ratio of Net Investment Income to Average Net Assets                          4.80%    5.54%  6.17%**
  Portfolio Turnover Rate                                                        26%+      17%       8%
========================================================================================================

*Inception.
**Annualized.
+The portfolio turnover rate excluding mortgage-dollar-rolls was 21%.


LONG-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.66   $10.84   $10.88    $9.74   $11.42
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .562     .585     .601     .621     .611
  Net Realized and Unrealized Gain (Loss) on Investments     (.001)     .973   (.040)    1.140  (1.560)
  Total from Investment Operations                             .561    1.558     .561    1.761   (.949)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.562)   (.585)   (.601)   (.621)   (.611)
  Distributions from Realized Capital Gains                  (.139)   (.153)       --       --   (.120)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.701)   (.738)   (.601)   (.621)   (.731)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.52   $11.66   $10.84   $10.88    $9.74
========================================================================================================

TOTAL RETURN                                                  4.94%   14.77%    5.26%   18.57%   -8.41%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,471   $1,677   $1,363   $1,365   $1,178
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.29%    0.28%
  Ratio of Net Investment Income to Average Net Assets        4.81%    5.19%    5.52%    6.00%    5.98%
  Portfolio Turnover Rate                                       64%     100%      64%      49%      43%
========================================================================================================

LONG-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.66   $10.84   $10.92
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .577     .599     .597
  Net Realized and Unrealized Gain (Loss) on Investments                       (.001)     .973   (.080)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .576    1.572     .517
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.577)   (.599)   (.597)
  Distributions from Realized Capital Gains                                    (.139)   (.153)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.716)   (.752)   (.597)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.52   $11.66   $10.84
========================================================================================================

TOTAL RETURN                                                                    5.07%   14.92%    4.93%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $450     $536     $532
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.94%    5.34%  5.60%**
  Portfolio Turnover Rate                                                         64%     100%      64%
========================================================================================================

*Inception.
**Annualized.








SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

Each fund, except the Inflation-Protected Securities Fund, offers Investor Shares and Admiral Shares. The Inflation-Protected Securities Fund offers Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares were first issued on December 12, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10,000,000.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the under- lying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. MORTGAGE-DOLLAR-ROLLS: The GNMA Fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund's portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. SWAP CONTRACTS: The Short-Term Federal Fund has entered into swap transactions to earn the total return on specified securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in short-term government securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The funds may also invest directly in repurchase agree- ments. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

7. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

Wellington Management Company, llp, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTION    PERCENTAGE     PERCENTAGE OF
                                     TO VANGUARD       OF FUND        VANGUARD'S
BOND FUND                                  (000)    NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                       $  575          0.02%            0.58%
Short-Term Federal                           513          0.02             0.51
Inflation-Protected Securities               730          0.01             0.73
Intermediate-Term Treasury                   615          0.02             0.62
GNMA                                       3,810          0.02             3.81
Long-Term Treasury                           300          0.02             0.30
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury and Long-Term Treasury Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $9,164,000, $1,046,000, $10,745,000, $10,911,000, and $7,258,000,
respectively, from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the Short-Term Federal Fund's swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund's income dividends to shareholders is offset by a change in principal return. Realized gains on swap contracts of $2,376,000 have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

At January 31, 2004, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains.


--------------------------------------------------------------------------------
                           CAPITAL GAINS AVAILABLE
                                FOR DISTRIBUTION              CAPITAL LOSSES
                           ------------------------       ----------------------
                                                                     EXPIRATION:
                                                                     FISCAL YEAR
                            SHORT-TERM    LONG-TERM        AMOUNT         ENDING
BOND FUND                        (000)        (000)         (000)     JANUARY 31
--------------------------------------------------------------------------------
Short-Term Treasury                 --           --            --             --
Short-Term Federal                $957           --            --             --
Inflation-Protected Securities      --           --            --             --
Intermediate-Term Treasury          --           --            --             --
GNMA                                --           --       $36,157           2012
Long-Term Treasury                  --           --         2,301           2013
--------------------------------------------------------------------------------
Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                                  ----------------------------------------------
                                                                  NET UNREALIZED
                                  APPRECIATED      DEPRECIATED      APPRECIATION
BOND FUND                          SECURITIES       SECURITIES    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury                  $ 51,662         $   (181)         $ 51,481
Short-Term Federal                     39,597           (4,381)           35,216
Inflation-Protected Securities        297,973               --           297,973
Intermediate-Term Treasury            214,707             (639)          214,068
GNMA                                  596,130          (98,718)          497,412
Long-Term Treasury                    212,748               (5)          212,743
--------------------------------------------------------------------------------

At January 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                     ---------------------------
                                       NUMBER OF      AGGREGATE       UNREALIZED
                                     LONG (SHORT)    SETTLEMENT     APPRECIATION
BOND FUND/FUTURES CONTRACT             CONTRACTS          VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Inflation-Protected Securities/
10-Year U.S. Treasury Note                (1,863)      $211,334        $ (4,463)
30-Year U.S. Treasury Bond                   987        109,896           3,257
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

E. During the year ended January 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                                (000)
                                                     ---------------------------
                                                           U.S. Government
                                                              Securities
                                                     ---------------------------
Bond Fund                                            Purchases             Sales
--------------------------------------------------------------------------------
Short-Term Treasury                                $ 5,081,140       $ 4,797,526
Short-Term Federal                                   2,979,916         2,495,223
Inflation-Protected Securities                       4,506,488         2,368,017
Intermediate-Term Treasury                           1,459,056         1,365,962
GNMA                                                16,785,898         6,698,041
Long-Term  Treasury                                  1,292,716         1,484,119
--------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at January 31, 2004, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                        (000)
                                     -------------------------------------------
                                                        COLLATERAL RECEIVED
                                                     ---------------------------
                                     MARKET VALUE                U.S. GOVERNMENT
                                        OF LOANED                     AND AGENCY
BOND FUND                              SECURITIES          CASH       SECURITIES
--------------------------------------------------------------------------------
Short-Term Treasury                    $1,819,365    $1,361,069       $  500,055
Short-Term Federal                        600,220       225,537          387,076
Inflation-Protected Securities            515,433       551,188           58,278
Intermediate-Term Treasury              1,810,785       779,494        1,066,846
Long-Term Treasury                        506,840       264,576          252,610
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                       ----------------------------------------------------
                                                            2004                           2003
                                                 --------------------------     ---------------------------
                                                      AMOUNT         SHARES          AMOUNT         SHARES
BOND FUND                                               (000)          (000)           (000)          (000)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM TREASURY
Investor Shares
  Issued                                           $ 900,163         83,698      $1,407,680        131,235
  Issued in Lieu of Cash Distributions                80,274          7,489          79,737          7,423
  Redeemed                                        (1,120,985)      (104,398)       (731,292)       (68,128)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares        (140,548)       (13,211)        756,125         70,530
                                                 ----------------------------------------------------------
Admiral Shares
  Issued                                             623,981         58,060       1,109,575        102,959
  Issued in Lieu of Cash Distributions                68,051          6,347          65,503          6,098
  Redeemed                                          (942,867)       (87,797)       (526,155)       (49,077)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares         (250,835)       (23,390)        648,923         59,980
-----------------------------------------------------------------------------------------------------------
SHORT-TERM FEDERAL
Investor Shares
  Issued                                         $ 1,053,089         98,762      $1,882,715        176,430
  Issued in Lieu of Cash Distributions                76,904          7,224         111,659         10,464
  Redeemed                                        (1,408,208)      (132,279)       (944,671)       (88,459)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares       (278,215)        (26,293)      1,049,703         98,435
Admiral Shares
  Issued                                             427,420         40,122         587,413         55,090
  Issued in Lieu of Cash Distributions                16,992          1,596          25,202          2,361
  Redeemed                                          (446,231)       (41,938)       (331,288)       (30,976)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares           (1,819)          (220)        281,327         26,475
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                       ----------------------------------------------------
                                                            2004                           2003
                                                 --------------------------     ---------------------------
                                                      AMOUNT         SHARES          AMOUNT         SHARES
BOND FUND                                               (000)          (000)           (000)          (000)
-----------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES
Investor Shares
  Issued                                         $ 3,748,477        306,482      $2,949,400        256,654
  Issued in Lieu of Cash Distributions               181,163         14,812          96,917          8,362
  Redeemed                                        (2,040,378)      (167,391)       (990,505)       (85,274)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares       1,889,262        153,903       2,055,812        179,742
                                                 ----------------------------------------------------------
Institutional Shares
  Issued                                             209,709         21,127              --             --
  Issued in Lieu of Cash Distributions                 2,039            209              --             --
  Redeemed                                            (7,297)          (740)             --             --
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares    204,451         20,596              --             --
-----------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY
Investor Shares
  Issued                                           $ 638,062         54,738      $1,297,371        112,525
  Issued in Lieu of Cash Distributions               121,901         10,517         130,130         11,258
  Redeemed                                        (1,124,191)       (96,914)       (847,639)       (73,676)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares        (364,228)       (31,659)        579,862         50,107
                                                 ----------------------------------------------------------
Admiral Shares
  Issued                                             399,815         34,316         646,428         56,320
  Issued in Lieu of Cash Distributions                89,574          7,729         100,854          8,741
  Redeemed                                          (734,597)       (63,309)       (604,642)       (52,814)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares         (245,208)       (21,264)        142,640         12,247
-----------------------------------------------------------------------------------------------------------
GNMA
Investor Shares
  Issued                                         $ 5,204,029        489,942     $ 9,739,554        918,802
  Issued in Lieu of Cash Distributions               802,044         75,820         902,662         84,974
  Redeemed                                        (8,447,390)      (799,709)     (4,862,586)      (458,207)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares      (2,441,317)      (233,947)      5,779,630        545,569
                                                 ----------------------------------------------------------
Admiral Shares
  Issued                                           2,124,492        199,846       3,459,252        326,516
  Issued in Lieu of Cash Distributions               188,963         17,861         203,550         19,152
  Redeemed                                        (2,885,230)      (273,316)     (1,364,789)      (128,420)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares         (571,775)       (55,609)      2,298,013        217,248
-----------------------------------------------------------------------------------------------------------
LONG-TERM TREASURY
Investor Shares
  Issued                                           $ 436,126         36,938       $ 687,365         60,274
  Issued in Lieu of Cash Distributions                86,214          7,423          85,329          7,509
  Redeemed                                          (699,430)       (60,336)       (559,671)       (49,779)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares        (177,090)       (15,975)        213,023         18,004
                                                 ----------------------------------------------------------
Admiral Shares
  Issued                                             111,160          9,676         139,071         12,337
  Issued in Lieu of Cash Distributions                23,706          2,042          27,847          2,456
  Redeemed                                          (216,416)       (18,573)       (200,868)       (17,891)
                                                 ----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares          (81,550)        (6,855)        (33,950)        (3,098)
-----------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard U.S. Government Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Treasury Fund, Short-Term Federal Fund, Inflation-Protected Securities Fund, Intermediate-Term Treasury Fund, GNMA Fund and Long-Term Treasury Fund (separate funds of Vanguard U.S. Government Bond Funds, hereafter referred to as the "Funds") at January 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

MARCH 8, 2004







--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD U.S. GOVERNMENT BOND FUNDS

This information for the fiscal year ended January 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury and Long-Term Treasury Funds distributed $21,748,000, $1,114,000, $32,091,000, $55,190,000 and $19,679,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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                                       63

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the appropriate fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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TEXT TELEPHONE
1-800-952-3335




(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q320 032004

VANGUARD(R) CORPORATE BOND FUNDS
JANUARY 31, 2004

{GRAPHIC}

ANNUAL REPORT

VANGUARD(R) SHORT-TERM CORPORATE FUND
VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND
VANGUARD(R) LONG-TERM CORPORATE FUND
VANGUARD(R) HIGH-YIELD CORPORATE FUND

THE VANGUARD GROUP(R)[LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

-------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 7 REPORT FROM THE ADVISOR
14 FUND PROFILES
18 GLOSSARY OF INVESTMENT TERMS
19 PERFORMANCE SUMMARIES
24 ABOUT YOUR FUND'S EXPENSES
25 FINANCIAL STATEMENTS
86 ADVANTAGES OF VANGUARD.COM
-------------------------------------


--------------------------------------------------------------------------------
SUMMARY

* Vanguard's corporate bond funds posted returns ranging from 4.3% to 16.5% during the 12 months ended January 31, 2004.

* The allure of high-quality securities faded for investors, bolstering returns from bonds with lower credit ratings and higher yields.

* Measured against competitors, three of the funds benefited from holding a greater concentration in corporate bonds than their average peers. However, higher credit quality hindered Vanguard High-Yield Corporate Fund in its performance relative to its competitors.
--------------------------------------------------------------------------------

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN


Fellow Shareholder,

Corporate bonds posted solid returns during the 12 months ended January 31, 2004, with the riskiest issues recording the biggest gains. As the table on the next page shows, the Vanguard Corporate Bond Funds generated fiscal-year returns that ranged from 4.3% to 16.5%.

{GRAPHIC}{GRAPHIC}{GRAPHIC}

Three of the four funds outpaced the average results of their respective mutual fund peer groups. The exception, the High-Yield Corporate Fund, lagged its average peer during the period because of the relatively higher credit quality of our fund's holdings. Total returns are based on change in share price plus reinvested income and capital gains distributions. The table on page 6 shows share prices at the start and end of the period for each of the funds, as well as the distributions made during the year. Share prices rose for all four funds.

With corporate bond prices rising, yields fell. As shown in the table on page 4, the declines in our funds' yields ranged from 21 basis points (0.21 percentage point) for the Long-Term Corporate Fund's Investor Shares to 231 basis points for the High-Yield Corporate Fund's Admiral Shares. (The table also breaks down each fund's total return into its income and capital components.)

A YEAR OF CHANGE IN BOTH THE BOND AND STOCK MARKETS

Fiscal 2004 was a year in which investors shed their caution for exuberance. At the start of the period, war with Iraq was imminent, and the labor market and manufacturing industries were stagnating, despite the broad economy's slow-but-steady expansion. Within weeks, however, the United States and its allies had begun and successfully completed major combat operations in Iraq. And in the succeeding months, the economic picture also brightened: The unemployment rate declined, and manufacturing began to stir. In the quarter ended September 30, the U.S. economy grew at an annualized rate of 8.2%; estimates put fourth-quarter gross domestic product growth at about 4.0%. The encouraging news translated into a renewed appetite for risk in both bonds and stocks.

--------------------------------------------------------------------------------
2004 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
                                                                         AVERAGE
                                                       VANGUARD        COMPETING
BOND FUND                                                  FUND            FUND*
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                                          4.3%             3.2%
  Admiral Shares                                           4.4
  Institutional Shares                                     4.4
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                                          7.4%             5.2%
  Admiral Shares                                           7.5
--------------------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                                          8.1%             5.8%
  Admiral Shares                                           8.2
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                                         16.5%            23.6%
  Admiral Shares                                          16.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc. The peer groups are: for the Short-Term Corporate Fund, the Average 1-5 Year Investment Grade Fund; for the Intermediate-Term Corporate Fund, the Average Intermediate Investment Grade Fund; for the Long-Term Corporate Fund, the Average Corporate A-Rated Fund; for the High-Yield Corporate Fund, the Average High-Current-Yield Fund.
--------------------------------------------------------------------------------


In the bond market, yield-hungry investors turned their attention away from the relative safety of U.S. Treasury securities and toward corporate issues. Initially, demand for Treasuries was extreme, boosting the price of the 10-year Treasury note while reducing its yield to just above 3% in June. However, by the fiscal year-end the 10-year T-note's price had dropped again and its yield stood at 4.13%, 17 basis points higher than at the start of the period. Corporate bonds, on the other hand, saw their prices rise, outperforming Treasury, agency, and mortgage-backed securities. Collectively, investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index returned 4.9% for the 12 months.

In contrast, below-investment-grade issues made double-digit gains. The strengthening economy, the demand for higher yields, and a declining default rate drove the Lehman High Yield Bond Index, a benchmark for these "junk" bonds, to a 12-month return of 27.2%.

Money market returns, by contrast, were minimal. Short-term interest rates were the fixed income market's one constant, remaining low--and lower--throughout the period. The Federal Reserve Board trimmed its target for the federal funds rate in June by 25 basis points to 1.00%, on top of the dozen cuts it had already made starting in 2001. The yield of the 3-month Treasury bill, a proxy for money market rates, ended the fiscal year at 0.91%, 26 basis points lower than at the start of the period.

On the equity side, the broad U.S. market, as represented by the Wilshire 5000 Total Market Index, returned 38.1%. Small-capitalization and international stocks did even better. The small-cap Russell 2000 Index, for example, gained a remarkable 58.0%.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

INSTITUTIONAL  SHARES
This class of shares also carries low expenses and is available for a minimum investment of $50 million.
--------------------------------------------------------------------------------

VARYING CREDIT QUALITY LED TO VARYING RESULTS FOR OUR FUNDS

With the "flight to quality" of recent years reversing itself so dramatically, the High-Yield Corporate Fund posted the best result among our four corporate bond funds in fiscal 2004. Almost half of its 16.5% return came from an increase in bond prices. But the fund did not keep pace with the average return for its peer group (123.6%). As we cautioned in our report to you a year ago--when the High-Yield Corporate Fund had easily bested its average peer--the relatively higher credit quality of our fund's holdings can aid or detract from our relative performance, depending on the market's approach to credit risk.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     4.9%          7.3%          6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                     6.2           6.5           5.7
Citigroup 3-Month Treasury Bill Index           1.0           2.1           3.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                35.6%         -4.2%         -0.5%
Russell 2000 Index (Small-caps)                58.0           6.0           7.8
Wilshire 5000 Index (Entire market)            38.1          -3.0           0.1
MSCI All Country World Index
 ex USA (International)                        48.9          -0.9           1.9
================================================================================
CPI
Consumer Price Index                            1.9%          1.9%          2.4%
--------------------------------------------------------------------------------

Credit quality also factored into the other funds' relative performances, this time in our favor. As our funds' names imply, the vast bulk of their assets are invested in corporate issues. Their peer groups, on the other hand, include some funds that invest substantially in government securities as well as corporates. In a period when corporate bonds were leading the market, having a high weighting in them was a benefit--one that was augmented for our funds by low costs and the astute security selection of their investment advisors. The margin of outperformance ranged from 1.1 percentage points for the Short-Term Corporate Fund's Investor Shares to 2.4 percentage points for the Long-Term Corporate Fund's Admiral Shares. For more details on the funds'

--------------------------------------------------------------------------------------------------
YIELDS AND RETURNS
--------------------------------------------------------------------------------------------------
                                          SEC 30-Day               Components of Total Returns
                                       Annualized Yields               Fiscal Year Ended
                                         on January 31,                  January 31, 2004
                                     ---------------------     -----------------------------------
                                                               Capital        Income         Total
BOND FUND                             2003            2004      Return        Return        Return
--------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                    3.70%           2.83%        0.3%          4.0%          4.3%
  Admiral Shares                     3.75            2.91         0.3           4.1           4.4
  Institutional Shares               3.83            2.93         0.3           4.1           4.4
--------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                    4.65%           4.13%        2.1%          5.3%          7.4%
  Admiral Shares                     4.72            4.23         2.1           5.4           7.5
--------------------------------------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                    5.61%           5.40%        2.2%          5.9%          8.1%
  Admiral Shares                     5.70            5.46         2.2           6.0           8.2
--------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                    8.08%           5.79%        7.9%          8.6%         16.5%
  Admiral Shares                     8.16            5.85         7.9           8.6          16.5
--------------------------------------------------------------------------------------------------

holdings and performance, please see the Reports from the Advisors that begin on page 7.

THE FUNDS CONSISTENTLY OUTPERFORMED OVER THE PAST DECADE

A 12-month period is rife with short-term fluctuations that can color perceptions. Viewing a fund's record over longer time spans--covering periods of high and low interest rates, bull and bear markets--usually reveals a more accurate picture. Over the past decade, all four Vanguard funds outperformed their respective average competitors.

The table on the next page compares the annualized returns for the Investor Shares of our funds with those of their average peers. It also shows the outcome of hypothetical $10,000 investments made in each at the start. An investment in the Long-Term Corporate Fund, for example, would have risen to $20,759, more than $3,000 above the ending balance for its average peer. The difference alone is almost one-third of the initial investment.

Much of the credit for these excellent long-term records goes to the investment skills of the funds' advisors: Vanguard Fixed Income Group, which manages the Short- and Intermediate-Term Corporate Funds, and Wellington Management Company, llp, which manages the Long-Term and High-Yield Corporate Funds. Vanguard's low costs provide another edge. Our funds' expense ratios are typically a small fraction of

----------------------------------------------------------------------------------------------------
TOTAL RETURNS                                   TEN YEARS ENDED JANUARY 31, 2004
----------------------------------------------------------------------------------------------------
                                             AVERAGE                       FINAL VALUE OF A $10,000
                                          ANNUAL RETURN                       INITIAL INVESTMENT
                                  --------------------------              --------------------------
                                                     AVERAGE                                 AVERAGE
BOND FUND                          VANGUARD        COMPETING               VANGUARD        COMPETING
INVESTOR SHARES                        FUND             FUND                   FUND             FUND
----------------------------------------------------------------------------------------------------
Short-Term Corporate                   5.9%             5.2%                $17,753          $16,630
Intermediate-Term Corporate            7.0              5.9                  19,624           17,735
Long-Term Corporate                    7.6              5.9                  20,759           17,674
High-Yield Corporate                   6.4              5.4                  18,675           16,867
----------------------------------------------------------------------------------------------------

the average for their peer groups. All else equal, that means competing funds must generate higher gross returns than ours to match our net returns--a difficult feat year after year. (For a comparison of our funds' costs with those of their average peers, see page 24.)

BONDS ALWAYS MAKE SENSE

It would be surprising if the long decline in interest rates that sent bond prices higher for much of the past three years persisted. If you're a long-term investor, however, the interest rate dynamics at any one point in time are almost immaterial. The reasons to hold bonds--diversification and income--are the same whether rates are rising, falling, or stable. Bonds can balance a stock-heavy portfolio, providing some protection from the stock market's occasionally violent swoons. Because of the regular income they generate, bonds are also a source of more stable (albeit historically lower) long-term return than stocks can provide through capital growth.

I want to close by thanking you for entrusting your assets to Vanguard. In light of reports of late trading, market-timing, and questionable practices at other investment management firms, I also want to assure you that Vanguard has long had policies and procedures in place to identify and deter such behavior. Furthermore, our unique client-owned corporate structure ensures that there is no conflict of interest and that our crew is dedicated to serving your long-term financial goals.

Sincerely,


/S/JOHN J. BRENNAN
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
FEBRUARY 11, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2003-JANUARY 31, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                       -------------------------
                                   STARTING      ENDING        INCOME    CAPITAL
BOND FUND                       SHARE PRICE SHARE PRICE     DIVIDENDS      GAINS
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                    $10.78      $10.81        $0.428     $0.000
  Admiral Shares                      10.78       10.81         0.436      0.000
  Institutional Shares                10.78       10.81         0.440      0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                    $10.06      $10.19        $0.518     $0.079
  Admiral Shares                      10.06       10.19         0.527      0.079
--------------------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                     $9.20       $9.40        $0.526     $0.000
  Admiral Shares                       9.20        9.40         0.535      0.000
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                     $5.93       $6.40        $0.474     $0.000
  Admiral Shares                       5.93        6.40         0.477      0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

FOR THE SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE FUNDS

Fiscal 2004 was in many ways the mirror opposite of the previous year: Corporate bonds outpaced Treasuries, and issues at the lower end of the credit-quality spectrum rebounded strongly. Both the Short-Term Corporate Fund and the Intermediate-Term Corporate Fund easily outpaced the average returns for peer funds during the 12 months.

THE ECONOMIC ENVIRONMENT

The U.S. economy expanded briskly in calendar-year 2003, while inflationary pressures and job growth remained subdued. Real (inflation-adjusted) gross domestic product grew at a solid annual rate of 3.1%, bolstered significantly by a torrid 6.1% annualized growth rate in the second half, the fastest semiannual pace registered in nearly 20 years.

Consumer spending contributed positively to the nation's economic expansion as well, increasing at a 3.1% annual clip, and residential construction and home sales remained near historical highs. However, U.S. businesses were the most significant contributors to the pace of expansion in the latter half of the year. According to the U.S. Bureau of Economic Analysis, corporate profits rose 13.3% last year. In fact corporate profits ended 2003 at a record high percentage of national income.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics to investors can select the portfolio or combination of portfolios appropriate to their needs.
--------------------------------------------------------------------------------

Despite persistent shedding of manufacturing jobs, the nation's industrial sector picked up steam in the second half of 2003, a welcome development in support of a sustained, broad-based recovery. Certain measures of manufacturing activity for shipments and new orders posted their highest levels in more than 20 years, and industrial production at the nation's factories, mines, and utilities was 2.1% higher in December 2003 than it had been a year earlier.

The primary contributor to soaring corporate profitability has been remarkable productivity--increasing 4.2% in 2003--and the related reduction in unit labor costs, which fell 1.2%. In fact, the robust pro-ductivity increase was the key to containing both production costs and broader price pressures during the year.

In tandem with the global economic recovery, prices for fuel, food, and commodities rose in 2003. By the year-end, U.S. producer prices for crude materials--historically a harbinger of rising consumer inflation--had risen 18.5% from year-earlier levels. However, Federal Reserve officials emphasized that rising commodity prices had yet to "pass through" on a broad scale to finished consumer goods and business equipment. (The Fed said this was largely due to "excess resource slack" in labor and product markets.) For calendar 2003, the "core" inflation rate in the Consumer Price Index was 1.1%, the lowest level since 1963. This was further evidence that domestic inflationary pressures remained, in the Fed's words, "muted."

In fact, Federal Reserve officials have discounted analysts' concerns that rising commodity prices and the falling value of the U.S. dollar are creating considerable inflationary pressures. And despite the acceleration in U.S. economic activity as 2003 progressed, the Fed continued to convey that, due to low inflation and excess capacity across various labor and product markets, it can afford to remain "patient" in keeping its accommodative federal funds target rate at 1%.

As of our fiscal year-end, the so-called jobless recovery--"jobless" in large part because of the striking productivity advances--presented the most significant and immediate risk to consumer confidence and the U.S. economy. Payrolls showed an addition of 366,000 jobs since August, yet as of December 31 national employment remained roughly 700,000 jobs below its level at the official end of the 2001 recession.

THE CORPORATE BOND MARKET

Corporate bonds rebounded strongly from the poor year they had in calendar 2002. Improving corporate fundamentals--a combination of higher cash flow and better earnings--thanks to the strengthening economy allowed corporations to start repairing their balance sheets by reducing debt. These conditions prompted bond market investors to shift their preference from Treasuries to corporates, with a renewed appetite for credit risk. What resulted was the narrowing of the average yield spread between the Lehman U.S. Credit Index and Treasuries from 170 basis points at the beginning of the fiscal year to 100 basis points by the end. Among investment-grade bonds, BBB issues--which, as the riskiest group, were most out of favor in 2002--were the best performers in 2003.

THE FUNDS' POSITIONING

We lowered the duration (interest rate sensitivity) of the Short-Term Corporate and Intermediate-Term Corporate Funds in early summer when rates hit 40-year lows, and we maintained a bearish tilt for the rest of the fiscal year. While we kept both funds well diversified in terms of credit exposure, we emphasized higher-yielding issues to take advantage of an environment in which assuming additional credit risk was well rewarded. The funds benefited not only from the higher income provided by these issues but also from some capital appreciation as the issues' yield spreads tightened against higher-quality corporates.

ROBERT F. AUWAERTER, PRINCIPAL
KENNETH E. VOLPERT, PRINCIPAL
DAVID R. GLOCKE, PRINCIPAL

VANGUARD FIXED INCOME GROUP
FEBRUARY 19, 2004

REPORT FROM THE ADVISOR

FOR THE LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

For the 12 months ended January 31, 2004, Vanguard Long-Term Corporate Fund's 8.1% return for Investor Shares (8.2% for Admiral Shares) was well above the 5.8% average return of its peer fund group and the 7.7% result of its market benchmark, the Lehman Long Credit A or Better Index. With riskier issues making the biggest gains, Vanguard High-Yield Corporate Fund returned 16.5%--an outstanding result in absolute terms. However, the fund's preference for bonds at the higher-quality end of the high-yield spectrum meant it lagged the results of the average peer (123.6%) and the Lehman High Yield Index (127.2%).

THE INVESTMENT ENVIRONMENT

Both funds invest almost exclusively in the U.S. corporate bond market, but with varying degrees of credit and duration risk. Both are affected by the direction of interest rates and by the overall health of the U.S. economy, which influences business conditions for issuers of corporate bonds.

Ratings  on  corporate   bonds  tend  to  improve  during  periods  of  economic
improvement and loose monetary conditions. During our fiscal year, bond investors were optimistic about the direction of the economy and were willing to embrace credit risk. As a result, the "risk premium"-- the extra yield that corporate bonds offer over Treasuries to compensate investors for taking on more risk--practically disappeared as Treasury yields rose and corporate yields fell. With corporate bond prices rising, they outperformed their risk-free counterparts. The lowest-quality credits enjoyed the largest gains, as illustrated by the high-yield market's return of 29.0% in 2003, the second best calendar-year return in the history of the Lehman High Yield Index. The only time the market performed better was in 1991, when the index returned 46.2%.

A record-breaking $27.2 billion flowed into high-yield mutual funds in 2003, more than twice the prior year's inflow, as measured by AMG Data Services. Surprisingly, new issuance was slow to keep up with demand early in the year, giving high-yield securities a technical boost alongside their fundamental rally. By the second quarter of 2003, supply increased, and the combination of low interest rates and record demand resulted in new issuance not only doubling from its level in 2002, but recording the highest level ever. The $141.1 billion issued in 2003 is rivaled only by the $140.8 billion issued in 1998. During the calendar year, the total amount of available distressed debt--bonds from companies in serious danger of default and bankruptcy--fell from $59.0 billion to $5.8 billion, as measured by JPMorgan. This drop in supply translated into a momentous rally for lower-quality bonds. Bonds rated BB by Standard & Poor's returned 20.0%, while B-rated bonds returned 26.6% and CCC-rated bonds returned an impressive 60.2%.

We remain cautiously optimistic about the prospects for high-yield securities in coming months, because fundamentals remain strong. Moody's predicts that default rates will drop to 3.4% by December 2004, compared with 5.2% for December 2003. Declining default rates, signs of renewed earnings growth, and improved balance sheets bode well for high-yield securities. None of the issuers that defaulted in 2003 began the year with an investment-grade rating; in 2002, by contrast, 16 issuers that began the year with investment-grade ratings defaulted. Last year was the third in a row in which the telecommunications sector had the highest number of defaulters.

THE LONG-TERM CORPORATE FUND

THE FUND'S SUCCESSES. The fund underperformed its benchmark index in the second half of the fiscal year but outperformed for the full 12 months. This marginal success was primarily the result of the fund's weighting in Baa securities, Moody's lowest rating category within the investment-grade universe. Such issues are not found in the index, so holding them in a pro-risk environment boosted relative performance. We also continued to avoid serious credit mistakes.

THE FUND'S SHORTFALLS. Though we had about 15% of assets, on average, in Baa securities during the year, the fund is permitted to have up to 30% at any one time. In retrospect, we should have owned more lower-quality credits. The fund's long duration makes it extremely sensitive to changes in long-term rates, but long Treasury rates increased only 12 basis points over the 12 months while those for corporate bonds fell.

THE FUND'S POSITIONING. We maintain a portfolio of long-term investment-grade bonds that carry excellent call protection. The major risk to this fund, given its long average duration and average maturity, is a rise in long-term interest rates. Because we believe that long rates will remain relatively stable in the near term, we are keeping the fund's duration in line with that of the benchmark. While we believe that the next major move in rates is up, we do not expect any change by the Federal Reserve--which is waiting for evidence of strength on the employment front--until late in 2004. The fund's long duration will continue to capture the additional yield offered in an environment with a steep yield curve.

The second risk always present in this fund is that the creditworthiness of corporate issuers will deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in currencies other than the U.S. dollar. We generally purchase bonds of well-established, larger companies with stable operating histories.

THE HIGH-YIELD CORPORATE FUND

THE FUND'S SUCCESSES. The fund did not experience any defaults over the fiscal year, bolstered in part by the improving credit cycle.

THE FUND'S SHORTFALLS. Despite its solid absolute gain, the fund under-performed its benchmark by a wide margin. Within the lower-quality portion of the corporate bond market, commonly referred to as the "junk bond" market, the fund follows a relatively high-quality bias, generally avoiding credits rated Caa or below. With investors embracing risk, our bias toward "upper-tier" credits hindered relative results. Partially as a result of our consistent quality bias, our sector selection and industry weightings were not quite up to par. In particular, we underestimated the positive effects of investors' increased appetite for risk in the troubled utilities sector.

THE FUND'S POSITIONING. In markets where risk premiums are narrowing and prices are rising, our upper-tier strategy should cause the fund to perform somewhat worse than a portfolio of higher-risk bonds. In absolute terms, however, the fund's net asset value rises, alleviating some of the discomfort. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest reserve of Treasury securities in case liquidity is needed, and we remain committed to the high-quality spectrum of the below-investment- grade market.

The fund is diversified by issuer and by industry to decrease risk. We avoid emerging-markets debt, preferred stocks, and equity-linked securities such as convertibles.

EARL  E.  MCEVOY,   SENIOR  VICE  PRESIDENT  AND  PORTFOLIO  MANAGER  WELLINGTON
MANAGEMENT COMPANY, LLP

FEBRUARY 12, 2004














SEE PAGE 25 FOR A COMPLETE LISTING OF THE FUNDS' HOLDINGS.

FUND PROFILES                                                   AS OF 01/31/2004

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE              BROAD
                                    FUND               INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                     624                1,361              6,784
Yield                                                      --                 --
  Investor Shares                   2.8%
  Admiral Shares                    2.9%
  Institutional Shares              2.9%
Yield to Maturity                   2.7%+                2.9%               4.1%
Average Coupon                      4.5%                 5.7%               5.6%
Average Effective Maturity     2.5 years            2.9 years          7.5 years
Average Quality                      Aa3                   A1                Aaa
Average Duration               2.0 years            2.6 years          4.5 years
Expense Ratio                                              --                 --
  Investor Shares                  0.21%
  Admiral Shares                   0.13%
  Institutional Shares             0.10%
Short-Term Reserves                   0%                   --                 --
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency/GSEs++                      13%
Aaa                                         23
Aa                                          16
A                                           27
Baa                                         18
Ba                                           2
B                                            1
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                10%
1-3 Years                                   66
3-5 Years                                   20
Over 5 Years                                 4
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
-----------------------------------------------------------------------
R-Squared             0.87                 1.00    0.73          1.00
Beta                  0.67                 1.00    0.40          1.00
-----------------------------------------------------------------------

INVESTMENT FOCUS

Credit Quality                               Investment Grade Corporate
Average Maturity                                                  Short

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed                             20%
Finance                                                             25
Foreign                                                              1
Government Mortgage-Backed                                          13
Industrial                                                          34
Treasury/Agency                                                      0
Utilities                                                            7
--------------------------------------------------------------------------------
Total                                                              100%
--------------------------------------------------------------------------------

* Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+ Before expenses.
++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

INTERMEDIATE-TERM CORPORATE FUND

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE              BROAD
                                    FUND               INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                     432                1,120              6,784
Yield                                                      --                 --
  Investor Shares                   4.1%
  Admiral Shares                    4.2%
Yield to Maturity                   4.1%+                4.7%               4.1%
Average Coupon                      5.7%                 6.6%               5.6%
Average Effective Maturity     6.0 years            7.5 years          7.5 years
Average Quality                       A2                   A3                Aaa
Average Duration               4.6 years            6.0 years          4.5 years
Expense Ratio                                              --                 --
  Investor Shares                  0.20%
  Admiral Shares                   0.11%
Short-Term Reserves                   1%                   --                 --
--------------------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency/GSEs++                       6%
Aaa                                         15
Aa                                          12
A                                           36
Baa                                         28
Ba                                           2
B                                            1
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                 3%
1-5 Years                                   29
5-10 Years                                  67
10-20 Years                                  0
20-30 Years                                  1
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
-----------------------------------------------------------------------
R-Squared             0.94                 1.00    0.93          1.00
Beta                  0.78                 1.00    1.12          1.00
-----------------------------------------------------------------------

INVESTMENT FOCUS

Credit Quality                               Investment Grade Corporate
Average Maturity                                                 Medium

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed                              9%
Finance                                                             25
Foreign                                                              1
Government Mortgage-Backed                                           6
Industrial                                                          47
Treasury/Agency+++                                                  -1
Utilities                                                           12
-----------------------------------------------------------------------
Short-Term Reserves                                                  1%
-----------------------------------------------------------------------
Total                                                              100%
-----------------------------------------------------------------------

*    Lehman 5-10 Year U.S. Credit Index.
**   Lehman Aggregate Bond Index.
+    Before expenses.
++ Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.
+++ Figure is negative because of short position in Treasury note and bond futures.

VISIT OUR  WEBSITE AT  VANGUARD.COM  FOR  REGULARLY  UPDATED  FUND  INFORMATION.

LONG-TERM CORPORATE FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE              BROAD
                                    FUND               INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                     194                  508              6,784
Yield                                                      --                 --
  Investor Shares                   5.4%
  Admiral Shares                    5.5%
Yield to Maturity                   5.7%+                5.7%               4.1%
Average Coupon                      7.0%                 6.6%               5.6%
Average Effective Maturity    21.1 years           23.2 years          7.5 years
Average Quality                       A1                   A1                Aaa
Average Duration              10.9 years           11.1 years          4.5 years
Expense Ratio                                              --                 --
  Investor Shares                  0.28%
  Admiral Shares                   0.19%
Short-Term Reserves                   0%                   --                 --
--------------------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                              0%
Aaa                                          8
Aa                                          26
A                                           49
Baa                                         16
Ba                                           0
B                                            0
Not Rated                                    1
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                 0%
1-5 Years                                    0
5-10 Years                                   8
10-20 Years                                 25
20-30 Years                                 64
Over 30 Years                                3
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                   BROAD
                      FUND               INDEX*    FUND         INDEX**
-----------------------------------------------------------------------
R-Squared             0.97                 1.00    0.86            1.00
Beta                  1.01                 1.00    2.11            1.00
-----------------------------------------------------------------------

INVESTMENT FOCUS

Credit Quality                               Investment Grade Corporate
Average Maturity                                                   Long

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed                              0%
Finance                                                             27
Foreign                                                              3
Government Mortgage-Backed                                           0
Industrial                                                          59
Treasury/Agency                                                      0
Utilities                                                           11
-----------------------------------------------------------------------
Total                                                              100%
-----------------------------------------------------------------------

*  Lehman Long Credit A or Better Index.
** Lehman Aggregate Bond Index.
+  Before expenses.

HIGH-YIELD CORPORATE FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE              BROAD
                                    FUND               INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Issues                     345                1,581              6,784
Yield                                                      --                 --
  Investor Shares                   5.8%
  Admiral Shares                    5.9%
Yield to Maturity                   6.5%+                7.6%               4.1%
Average Coupon                      8.5%                 8.4%               5.6%
Average Effective Maturity     6.6 years            8.2 years          7.5 years
Average Quality                      Ba2                   B1                Aaa
Average Duration               4.3 years            4.8 years          4.5 years
Expense Ratio                                              --                 --
  Investor Shares                  0.23%
  Admiral Shares                   0.17%
Short-Term Reserves                   1%                   --                 --
--------------------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                              6%
Aaa                                          0
Aa                                           0
A                                            0
Baa                                          1
Ba                                          44
B                                           48
Not Rated                                    1
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                 0%
1-5 Years                                   26
5-10 Years                                  72
10-20 Years                                  2
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                   BROAD
                      FUND               INDEX*    FUND         INDEX**
-----------------------------------------------------------------------
R-Squared             0.92                 1.00    0.00            1.00
Beta                   .64                 1.00     .03            1.00
-----------------------------------------------------------------------

INVESTMENT FOCUS

Credit Quality                                   Below Investment Grade
Average Maturity                                                 Medium

-----------------------------------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Asset-Backed                                                         0%
Commercial Mortgage-Backed                                           0
Finance                                                              4
Foreign                                                              0
Government Mortgage-Backed                                           0
Industrial                                                          82
Treasury/Agency                                                      5
Utilities                                                            8
-----------------------------------------------------------------------
Short-Term Reserves                                                  1%
-----------------------------------------------------------------------
Total                                                              100%
-----------------------------------------------------------------------
*  Lehman High Yield Index.
** Lehman Aggregate Bond Index.
+  Before expenses.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                            As of 1/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. THE RETURNS IN THIS REPORT DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE SALE OF FUND SHARES.

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

DATE        SHORT-TERM CORPORATE   LEHMAN AGGREGATE  LEHMAN 1-5 YR  AVG 1-5 YEAR
                 INVESTOR SHARES         BOND INDEX   CREDIT INDEX   INVESTMENT-
                                                                      GRADE FUND
--------------------------------------------------------------------------------
199401                     10000              10000          10000         10000
199404                      9782               9507           9727          9800
199407                      9920               9674           9899          9890
199410                      9928               9534           9899          9911
199501                     10060               9769          10027          9992
199504                     10404              10203          10413         10268
199507                     10719              10651          10779         10542
199510                     10960              11026          11050         10782
199601                     11263              11424          11406         11056
199604                     11172              11085          11269         10964
199607                     11315              11242          11428         11084
199610                     11622              11671          11776         11373
199701                     11772              11797          11926         11511
199704                     11873              11870          12027         11607
199707                     12217              12451          12442         11911
199710                     12407              12709          12622         12089
199801                     12659              13062          12881         12313
199804                     12792              13165          13010         12435
199807                     12990              13431          13219         12587
199810                     13249              13896          13581         12873
199901                     13438              14116          13791         13006
199904                     13537              13991          13864         13077
199907                     13517              13765          13797         13008
199910                     13706              13969          13999         13166
200001                     13810              13856          14000         13171
200004                     13931              14167          14155         13382
200007                     14279              14587          14529         13618
200010                     14552              14989          14851         13920
200101                     15155              15771          15495         14429
200104                     15369              15922          15808         14676
200107                     15809              16438          16294         14967
200110                     16240              17172          16841         15411
200201                     16203              16964          16775         15305
200204                     16279              17170          16913         15445
200207                     16402              17676          17314         15606
200210                     16693              18183          17726         15898
200301                     17019              18569          18241         16119
200304                     17316              18967          18681         16408
200307                     17396              18634          18733         16263
200310                     17559              19075          18988         16472
200401                     17753              19470          19256         16630

Initial Investment of $10,000
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2004   FINAL VALUE OF
                                                     ------------------------------
                                                             ONE      FIVE          TEN        A $10,000
                                                            YEAR     YEARS        YEARS       INVESTMENT
--------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Investor Shares                  4.31%     5.73%        5.91%          $17,753
Lehman Aggregate Bond Index                                 4.85      6.64         6.89           19,470
Lehman 1-5 Year Credit Index                                5.56      6.90         6.77           19,256
Average 1-5 Year Investment Grade Fund*                     3.17      5.04         5.22           16,630
--------------------------------------------------------------------------------------------------------

                                                                                          FINAL VALUE OF
                                                             ONE                  SINCE       A $250,000
                                                            YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Admiral Shares                   4.40%                  5.57%         $293,634
Lehman Aggregate Bond Index                                 4.85                   7.36          308,671
Lehman 1-5 Year Credit Index                                5.56                   7.59          310,566
--------------------------------------------------------------------------------------------------------

                                                                                          FINAL VALUE OF
                                                             ONE      FIVE        SINCE    A $50,000,000
                                                            YEAR     YEARS  INCEPTION**       INVESTMENT

Short-Term Corporate Fund Institutional Shares             4.43%     5.85%        6.06%      $72,592,516
Lehman Aggregate Bond Index                                 4.85      6.64         7.21       77,710,190
Lehman 1-5 Year Credit Index                                5.56      6.90         7.01       76,812,278
--------------------------------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
**Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.

Note: See Financial Highlights tables on pages 72 and 73 for dividend and capital gains information.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                 SHORT-TERM CORPORATE FUND
                 INVESTOR SHARES                        LEHMAN*
FISCAL           CAPITAL         INCOME         TOTAL     TOTAL
YEAR              RETURN         RETURN        RETURN    RETURN
--------------------------------------------------------------------------------
1995               -4.9%           5.5%          0.6%      0.3%
1996                 5.2            6.8          12.0      13.7
1997                -1.7            6.2           4.5       4.6
1998                 1.1            6.4           7.5       8.0
1999                -0.1            6.3           6.2       7.1
2000               -3.4%           6.2%          2.8%      1.5%
2001                 2.6            7.1           9.7      10.7
2002                 0.6            6.3           6.9       8.3
2003                -0.4            5.4           5.0       8.7
2004                 0.3            4.0           4.3       5.6
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------


                                                                            TEN YEARS
                                                ONE      FIVE     ----------------------------
                            INCEPTION DATE     YEAR     YEARS     CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
  Investor Shares               10/29/1982    4.20%     5.79%      -0.09%      6.04%     5.95%
  Admiral Shares                 2/12/2001    4.28     5.59**          --         --        --
  Institutional Shares           9/30/1997    4.32      5.91       0.00**     6.08**    6.08**
----------------------------------------------------------------------------------------------


*  Lehman 1-5 Year Credit Index.
** Return since inception.

INTERMEDIATE-TERM CORPORATE FUND
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004

                INTER-TERM      LEHMAN AGGREGATE   LEHMAN 5-10 YR   AVERAGE INT.
                 CORPORATE            BOND INDEX     CREDIT INDEX    INVESTMENT-
DATE       INVESTOR SHARES                                            GRADE FUND
--------------------------------------------------------------------------------
199401               10000                 10000            10000          10000
199404                9426                  9507             9348           9521
199407                9559                  9674             9549           9631
199410                9406                  9534             9377           9522
199501                9627                  9769             9597           9698
199504               10131                 10203            10153          10092
199507               10657                 10651            10693          10495
199510               11083                 11026            11127          10835
199601               11546                 11424            11620          11197
199604               11062                 11085            11149          10866
199607               11202                 11242            11289          10996
199610               11689                 11671            11811          11390
199701               11811                 11797            11929          11507
199704               11856                 11870            11960          11568
199707               12467                 12451            12660          12102
199710               12695                 12709            12841          12299
199801               13020                 13062            13170          12610
199804               13127                 13165            13284          12136
199807               13363                 13431            13515          12926
199810               13748                 13896            13924          13275
199901               14027                 14116            14274          13447
199904               13840                 13991            14082          12760
199907               13533                 13765            13718          13111
199910               13707                 13969            13906          13266
200001               13648                 13856            13747          13138
200004               13754                 14167            13893          12773
200007               14195                 14587            14362          13713
200010               14562                 14989            14725          14041
200101               15449                 15771            15708          14711
200104               15604                 15922            15885          14198
200107               16279                 16438            16553          15320
200110               16944                 17172            17193          15921
200201               16720                 16964            16976          15668
200204               16825                 17170            17025          15124
200207               17199                 17676            17324          16083
200210               17816                 18183            17986          16512
200301               18276                 18569            18842          16864
200304               18856                 18967            19692          16525
200307               18711                 18634            19401          17003
200310               19169                 19075            20086          17446
200401               19624                 19470            20671          17735
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2004
                                                     ------------------------------       FINAL VALUE OF
                                                             ONE      FIVE          TEN        A $10,000
                                                            YEAR     YEARS        YEARS       INVESTMENT
--------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund Investor Shares           7.38%     6.95%        6.97%          $19,624
Lehman Aggregate Bond Index                                4.85      6.64         6.89            19,470
Lehman 5-10 Year Credit Index                              9.71      7.69         7.53            20,671
Average Intermediate Investment Grade Fund*                5.17      5.69         5.90            17,735
--------------------------------------------------------------------------------------------------------

                                                                                          FINAL VALUE OF
                                                             ONE                  SINCE       A $250,000
                                                            YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund Admiral Shares            7.48%                  8.47%         $318,235
Lehman Aggregate Bond Index                                4.85                   7.36           308,671
Lehman 5-10 Year Credit Index                              9.71                   9.74           329,362
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
     INTERMEDIATE-TERM CORPORATE FUND
              INVESTOR SHARES                            LEHMAN*
FISCAL                CAPITAL     INCOME        TOTAL      TOTAL
YEAR                   RETURN     RETURN       RETURN     RETURN
--------------------------------------------------------------------------------
1995                    -9.7%       6.0%        -3.7%      -4.0%
1996                    12.1        7.8         19.9       21.1
1997                    -4.2        6.5          2.3        2.7
1998                     3.3        6.9         10.2       10.4
1999                     1.2        6.5          7.7        8.4
2000                    -8.9%       6.2%        -2.7%      -3.7%
2001                     5.4        7.8         13.2       14.3
2002                     1.5        6.7          8.2        8.1
2003                     3.1        6.2          9.3       11.0
2004                     2.1        5.3          7.4        9.7

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------

                                                                            TEN YEARS
                                                ONE      FIVE     ----------------------------
                            INCEPTION DATE     YEAR     YEARS     CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
  Investor Shares                11/1/1993    6.29%     6.93%       0.43%      6.59%     7.02%
  Admiral Shares                 2/12/2001    6.38     8.36**          --         --        --
----------------------------------------------------------------------------------------------
* Derived from data provided by Lipper Inc.
**Return since the Admiral Shares' inception on February 12, 2001.
+ Lehman 5-10 Year Credit Index.
Note: See Financial  Highlights tables on page 74 for dividend and capital gains information.

LONG-TERM CORPORATE FUND


CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                   LONG-TERM           LEHMAN       LEHMAN LONG          AVERAGE
                   CORPORATE        AGGREGATE       CREDIT A OR        CORPORATE
DATE         INVESTOR SHARES       BOND INDEX      BETTER INDEX     A-RATED FUND
--------------------------------------------------------------------------------
199401                 10000            10000             10000            10000
199404                  9295             9507              9258             9415
199407                  9423             9674              9410             9519
199410                  9124             9534              9076             9348
199501                  9488             9769              9467             9562
199504                 10020            10203             10032             9972
199507                 10605            10651             10620            10399
199510                 11219            11026             11209            10825
199601                 11731            11424             11732            11189
199604                 11026            11085             11011            10742
199607                 11187            11242             11193            10895
199610                 11760            11671             11798            11347
199701                 11831            11797             11817            11433
199704                 11839            11870             11838            11436
199707                 12905            12451             12861            12080
199710                 13198            12709             13113            12313
199801                 13668            13062             13629            12618
199804                 13769            13165             13762            12651
199807                 14112            13431             14073            12930
199810                 14362            13896             14383            13264
199901                 14968            14116             15032            13491
199904                 14414            13991             14427            13256
199907                 13874            13765             13842            13015
199910                 13976            13969             14040            13142
200001                 13861            13856             13784            13001
200004                 14017            14167             13986            13169
200007                 14465            14587             14535            13549
200010                 14830            14989             14729            13862
200101                 15874            15771             15957            14558
200104                 15813            15922             15921            14603
200107                 16646            16438             16773            15144
200110                 17546            17172             17527            15749
200201                 17186            16964             17416            15473
200204                 17286            17170             17198            15528
200207                 17632            17676             17683            15893
200210                 18228            18183             18484            16317
200301                 19206            18569             19626            16708
200304                 20021            18967             20513            17056
200307                 19035            18634             19340            16853
200310                 20007            19075             20382            17337
200401                 20759            19470             21134            17674



AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2004   FINAL VALUE OF
                                                     ------------------------------
                                                             ONE      FIVE          TEN        A $10,000
                                                            YEAR     YEARS        YEARS       INVESTMENT
--------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund Investor Shares                   8.09%     6.76%        7.58%          $20,759
Lehman Aggregate Bond Index                                4.85      6.64         6.89            19,470
Lehman Long Credit A or Better Index                       7.68      7.05         7.77            21,134
Average Corporate A-Rated Fund*                            5.78      5.55         5.86            17,674
--------------------------------------------------------------------------------------------------------

                                                                                         FINAL VALUE OF
                                                             ONE                  SINCE       A $250,000
                                                            YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund Admiral Shares                    8.19%                  9.61%         $328,225
Lehman Aggregate Bond Index                                4.85                   7.36           308,671
Lehman Long Credit A or Better Index                       7.68                  10.28           334,189
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
           LONG-TERM CORPORATE FUND
              INVESTOR SHARES                          LEHMAN*
FISCAL         CAPITAL         INCOME         TOTAL      TOTAL
YEAR            RETURN         RETURN        RETURN     RETURN
--------------------------------------------------------------------------------
1995            -11.9%           6.8%         -5.1%      -5.3%
1996              15.3            8.3          23.6       23.9
1997              -6.0            6.9           0.9        0.7
1998               7.9            7.6          15.5       15.3
1999               2.9            6.6           9.5       10.3
2000            -13.3%           5.9%         -7.4%      -8.3%
2001               6.8            7.7          14.5       15.8
2002               1.5            6.8           8.3        9.1
2003               5.0            6.8          11.8       12.7
2004               2.2            5.9           8.1        7.7
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------

                                                                            TEN YEARS
                                                ONE      FIVE     ----------------------------
                            INCEPTION DATE     YEAR     YEARS     CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------
LONG-TERM CORPORATE FUND
  Investor Shares                 7/9/1973    6.26%     6.68%       0.68%      6.92%     7.60%
  Admiral Shares                 2/12/2001    6.36     9.19**          --         --        --
----------------------------------------------------------------------------------------------
* Derived from data provided by Lipper Inc.
**Return since the Admiral Shares' inception on February 12, 2001.
+ Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.

Note: See Financial Highlights tables on page 75 for dividend and capital gains information. high-yield corporate fund

HIGH-YIELD CORPORATE FUND


CUMULATIVE PERFORMANCE JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
                    HIGH-YIELD            LEHMAN      LEHMAN LONG        AVERAGE
                     CORPORATE         AGGREGATE       HIGH YIELD  HIGH-CURRENT-
DATE           INVESTOR SHARES        BOND INDEX            INDEX     YIELD FUND
--------------------------------------------------------------------------------
199401                   10000             10000            10000          10000
199404                    9317              9507             9531           9523
199407                    9482              9674             9647           9515
199410                    9572              9534             9739           9514
199501                    9748              9769             9818           9469
199504                   10363             10203            10525          10051
199507                   10837             10651            11027          10499
199510                   11179             11026            11266          10725
199601                   11601             11424            11747          11180
199604                   11480             11085            11775          11359
199607                   11666             11242            11999          11538
199610                   12166             11671            12516          12081
199701                   12646             11797            12980          12576
199704                   12722             11870            13135          12638
199707                   13521             12451            13976          13537
199710                   13764             12709            14233          13828
199801                   14308             13062            14756          14320
199804                   14527             13165            15041          14734
199807                   14811             13431            15234          14776
199810                   14234             13896            14162          13365
199901                   15072             14116            14985          14186
199904                   15293             13991            15330          14725
199907                   14982             13765            15151          14494
199910                   14860             13969            14777          14249
200001                   15098             13856            15054          14511
200004                   15093             14167            14790          14348
200007                   15459             14587            15050          14404
200010                   15217             14989            14539          13854
200101                   15808             15771            15300          14208
200104                   15695             15922            14950          13789
200107                   15562             16438            15010          13723
200110                   15194             17172            14517          13300
200201                   15635             16964            15089          13677
200204                   15954             17170            15474          13935
200207                   14848             17676            13636          12688
200210                   14964             18183            13720          12641
200301                   16034             18569            15266          13642
200304                   17062             18967            16842          14848
200307                   17168             18634            17313          15274
200310                   17932             19075            18354          16186
200401                   18675             19470            19418          16867
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2004
                                                     ------------------------------       FINAL VALUE OF
                                                             ONE      FIVE          TEN        A $10,000
                                                            YEAR     YEARS        YEARS       INVESTMENT
--------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund Investor Shares*                16.47%     4.38%        6.45%          $18,675
Lehman Aggregate Bond Index                                4.85      6.64         6.89            19,470
Lehman High Yield Index                                   27.20      5.32         6.86            19,418
Average High-Current-Yield Fund**                         23.64      3.52         5.37            16,867
--------------------------------------------------------------------------------------------------------

                                                                                          FINAL VALUE OF
                                                             ONE                  SINCE       A $250,000
                                                            YEAR            INCEPTION**       INVESTMENT
--------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund Admiral Shares*                 16.54%                  9.03%         $302,870
Lehman Aggregate Bond Index                                4.85                   5.72           282,850
Lehman High Yield Index                                   27.20                  13.59           331,688
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1994-JANUARY 31, 2004
--------------------------------------------------------------------------------
        HIGH-YIELD CORPORATE FUND
              INVESTOR SHARES                         LEHMAN++
FISCAL         CAPITAL         INCOME         TOTAL      TOTAL
YEAR            RETURN         RETURN        RETURN     RETURN
--------------------------------------------------------------------------------
1995             -11.1%          8.6%         -2.5%      -1.8%
1996               9.0          10.0          19.0       19.6
1997              -0.3           9.3           9.0       10.5
1998               3.8           9.3          13.1       13.7
1999              -3.0           8.3           5.3        1.5
2000              -7.8%          8.0%          0.2%       0.5%
2001              -4.4           9.1           4.7        1.6
2002              -9.6           8.5          -1.1       -1.4
2003              -5.7           8.3           2.6        1.2
2004               7.9           8.6          16.5       27.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
--------------------------------------------------------------------------------

                                                                            TEN YEARS
                                                ONE      FIVE     ----------------------------
                            INCEPTION DATE     YEAR     YEARS     CAPITAL     INCOME     TOTAL
----------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE FUND*
 Investor Shares                12/27/1978   17.20%     4.52%      -2.23%      8.81%     6.58%
 Admiral Shares                 11/12/2001   17.27      8.93+          --         --        --
----------------------------------------------------------------------------------------------
* Total  return  figures do not reflect the 1% fee  assessed  on  redemptions of shares held less than one year.
**Derived from data provided by Lipper Inc.
+ Return since the Admiral Shares' inception on November 12, 2001.
++Lehman High Yield Index.

Note: See Financial Highlights tables on page 76 for dividend and capital gains information. about your fund's expenses


ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended January 31, 2004. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                   COST OF $10,000           FUND    PEER GROUP*
                                INVESTMENT IN FUND  EXPENSE RATIO  EXPENSE RATIO
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
  Investor Shares                              $21          0.21%          0.94%
  Admiral Shares                                13          0.13              --
  Institutional Shares                          10          0.10              --
INTERMEDIATE-TERM CORPORATE FUND
  Investor Shares                              $21          0.20%          0.98%
  Admiral Shares                                11          0.11              --
LONG-TERM CORPORATE FUND
  Investor Shares                              $29          0.28%          1.13%
  Admiral Shares                                20          0.19              --
HIGH-YIELD CORPORATE FUND
  Investor Shares                              $25          0.23%          1.34%
  Admiral Shares                                18          0.17              --
--------------------------------------------------------------------------------
*For the Short-Term Corporate Fund, the Average 1-5 Year Investment Grade Fund; for the Intermediate-Term Corporate Fund, the Average Intermediate Investment Grade Fund; for the Long-Term Corporate Fund, the Average Corporate A-Rated Fund; for the High-Yield Corporate Fund, the Average High-Current-Yield Fund.

Calculations assume that no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2003.


You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.1%)
------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (20.2%)
  AESOP Funding II LLC                                2.75%         7/20/2007(1)(3)          $      32,900       $      33,032
  American Express Credit Account Master Trust        5.60%            11/15/200(1)                  3,375               3,404
  American Express Credit Account Master Trust        5.85%            11/15/200(1)                 32,200              32,482
  American Express Credit Account Master Trust        1.22%            12/15/200(1)                214,320              14,348
  American Express Credit Account Master Trust        1.22%            2/16/2009(1)                213,785              13,814
  American Express Credit Account Master Trust        1.21%            11/16/200(1)                212,375              12,391
  American Express Credit Account Master Trust        1.21%            9/15/2010(1)                223,200              23,244
  Ameriquest Mortgage Securites Inc.                  2.43%            7/25/2033(1)                 29,325              29,386
  ANRC Auto Owner Trust                               3.76%        10/17/2005(1)(6)                  7,148               7,158
  Bank of America Mortgage Securities                 4.654%           6/25/2032(1)                  7,050               7,148
  Bank of America Mortgage Securities                 4.428%           8/25/2032(1)                  6,087               6,161
  Bank of America Mortgage Securities                 4.879%           9/25/2032(1)                  9,896              10,089
  Bank of America Mortgage Securities                 3.983%           2/25/2033(1)                 13,530              13,628
  Bank of America Mortgage Securities                 4.183%           5/25/2033(1)                 17,165              17,265
  Bank of America Mortgage Securities                 3.419%           7/25/2033(1)                 24,238              24,109
  Bank of America Mortgage Securities                 3.632%           2/25/2034(1)                 18,840              18,918
  Bank One Issuance Trust                             1.15%        10/15/2008(1)(2)                 58,100              58,134
  Bank One Issuance Trust                             1.21%        12/15/2010(1)(2)                 25,000              25,049
  BMW Floorplan Master Owner Trust                    1.15%        10/17/2008(1)(2)                 97,500              97,385
  BMW Floorplan Master Owner Trust                    1.30%        10/17/2008(1)(2)                  8,770               8,754
  BMW Vehicle Owner Trust                             1.94%            2/25/2007(1)                 35,000              35,134
  BMW Vehicle Owner Trust                             5.46%           11/25/2007(1)                 14,630              14,861
  BMW Vehicle Owner Trust                             2.53%            2/25/2008(1)                 36,500              36,489

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  California Infrastructure & Econ. Dev.
        Bank Special Purpose Trust PG&E-1             6.42%            9/25/2008(1)          $      67,571       $      71,707
  California Infrastructure & Econ. Dev.
    Bank Special Purpose Trust SCE-1                  6.38%            9/25/2008(1)                 11,592              12,308
  Capital Auto Receivables Asset Trust                3.05%            9/15/2005(1)                 23,000              23,270
  Capital Auto Receivables Asset Trust                2.27%            1/17/2006(1)                 22,500              22,669
  Capital Auto Receivables Asset Trust                2.35%           10/15/2006(1)                 30,000              30,171
  Capital One Multi-Asset Execution Trust             2.95%            8/17/2009(1)                 56,630              56,894
  Capital One Prime Auto Receivables Trust            2.02%           11/15/2007(1)                 14,585              14,594
  Centex Home Equity                                  3.89%            2/25/2020(1)                  1,640               1,637
  Chase Credit Card Master Trust                      1.19%        10/15/2006(1)(2)                 20,000              20,000
  Chase Credit Card Master Trust                      1.21%         7/15/2010(1)(2)                 24,900              24,947
  Chase Funding Mortgage Loan
    Asset-Backed Certificates                        2.727%               3/25/2020                126,310              26,349
  Chase Manhattan Auto Owner Trust                    4.55%            8/15/2005(1)                  7,685               7,707
  Chase Manhattan Auto Owner Trust                    3.49%            3/15/2006(1)                 12,369              12,464
  Chase Manhattan Auto Owner Trust                    2.26%           11/15/2007(1)                 37,900              37,967
  Citibank Credit Card Issuance Trust                 7.45%            9/15/2007(1)                 24,790              26,725
  Citibank Credit Card Issuance Trust                 7.05%            9/17/2007(1)                 14,875              16,039
  Citibank Credit Card Issuance Trust                 2.70%            1/15/2008(1)                 35,000              35,380
  Citibank Credit Card Issuance Trust                 2.55%            1/20/2009(1)                 47,550              47,201
  Citibank Credit Card Issuance Trust                 1.22%         1/15/2010(1)(2)                 16,000              16,023
  CNH Equipment Trust                                 2.47%            1/15/2008(1)                 38,980              39,093
  Connecticut RRB Special Purpose Trust CL&P-1        5.36%            3/30/2007(1)                 17,001              17,457
  Countrywide Home Loans                             4.578%            9/19/2032(1)                  9,191               9,304
  Countrywide Home Loans                              4.18%            5/25/2033(1)                 34,058              34,041
  Countrywide Home Loans                             3.575%           11/19/2033(1)                 55,431              55,206
  DaimlerChrysler Auto Trust                          2.12%            11/8/2006(1)                 74,500              74,869
  DaimlerChrysler Auto Trust                          2.56%            11/8/2006(1)                 25,000              25,248
  DaimlerChrysler Master Owner Trust                  1.15%         2/15/2008(1)(2)                 25,500              25,520
  Detroit Edison Securitization Funding LLC           5.51%             3/1/2007(1)                 19,150              19,625
  Fannie Mae Grantor Trust                           2.306%            1/26/2024(1)                 25,833              25,857
  Fannie Mae Grantor Trust                           2.869%           11/25/2029(1)                 17,750              17,780
  Fannie Mae Grantor Trust                            1.28%         6/25/2033(1)(2)                 25,708              25,696
  Fannie Mae Whole Loan                              3.318%           11/25/2032(1)                 64,400              64,759
  Fannie Mae Whole Loan                              2.349%           11/25/2033(1)                 14,471              14,381
  Federal Home Loan Mortgage Corp.
    Structured Pass Through                          3.632%           11/25/2032(1)                 31,000              31,154
  Federal Home Loan Mortgage Corp.
    Structured Pass Through                           3.41%           12/25/2032(1)                 24,630              24,746
  First USA Credit Card Master Trust                  1.19%        11/20/2006(1)(2)                 55,000              55,004
  Fleet Credit Card Master Trust                      2.40%            7/15/2008(1)                 25,400              25,498
  Fleet Home Equity Loan Trust                       1.399%         1/20/2033(1)(2)                 29,594              29,608
  Ford Credit Auto Owner Trust                        5.01%            3/15/2006(1)                 14,800              15,222
  GreenPoint Home Equity Loan Trust                   1.37%         4/15/2029(1)(2)                 21,676              21,684
  Harley-Davidson Motorcycle Trust                    4.50%            1/15/2010(1)                 30,000              31,114
  Harley-Davidson Motorcycle Trust                    2.63%           11/15/2010(1)                 30,000              30,116
  Harley-Davidson Motorcycle Trust                    2.07%            2/15/2011(1)                 19,700              19,421
  Harley-Davidson Motorcycle Trust                    2.76%            5/15/2011(1)                 25,000              25,096
  Honda Auto Receivables Owner Trust                  4.67%            3/18/2005(1)                  6,959               6,972
  Honda Auto Receivables Owner Trust                  3.50%           10/17/2005(1)                  5,729               5,764
  Honda Auto Receivables Owner Trust                  1.69%            2/21/2007(1)                 46,100              46,054

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Honda Auto Receivables Owner Trust                  2.14%            4/23/2007(1)          $      28,200       $      28,297
  Honda Auto Receivables Owner Trust                  2.19%            5/15/2007(1)                 29,220              29,316
  Hyundai Auto Receivables Trust                      2.33%           11/15/2007(1)                 20,450              20,453
  M&I Auto Loan Trust                                 2.49%           10/22/2007(1)                 38,753              39,056
  M&I Auto Loan Trust                                 2.31%            2/20/2008(1)                 49,250              49,396
  MBNA Credit Card Master Note Trust                  1.22%         8/16/2010(1)(2)                 35,000              35,081
  MBNA Master Credit Card Trust                       7.15%            1/15/2008(1)                 59,500              64,090
  MBNA Master Credit Card Trust                       6.45%            2/15/2008(1)                  1,290               1,372
  Mellon Bank Premium Finance Loan
    Master Trust                                      1.47%            12/17/200(1)                225,900              25,938
  Merrill Lynch Mortgage Investors, Inc.              4.21%            2/25/2033(1)                 53,068              53,411
  Merrill Lynch Mortgage Investors, Inc.              4.61%            7/25/2033(1)                 29,994              30,406
  Merrill Lynch Mortgage Investors, Inc.             4.735%            1/25/2034(1)                 48,250              49,087
  Morgan Stanley Dean Witter Credit Card
  Home Equity Line of Credit Trust                    1.37%         1/25/2015(1)(2)                 19,670              19,673
  National City Auto Receivables Trust                4.04%            7/15/2006(1)                 13,354              13,490
  Nissan Auto Receivables Owner Trust                 3.58%            9/15/2005(1)                 23,482              23,644
  Nissan Auto Receivables Owner Trust                 1.89%           12/15/2006(1)                 36,900              37,020
  Nissan Auto Receivables Owner Trust                 4.80%            2/15/2007(1)                  3,750               3,834
  Nissan Auto Receivables Owner Trust                 2.70%           12/17/2007(1)                 22,080              22,196
  Nissan Auto Receivables Owner Trust                 2.05%            3/16/2009(1)                 15,000              14,712
  Onyx Acceptance Owner Trust                         3.94%         6/15/2006(1)(6)                 18,078              18,270
  PECO Energy Transition Trust                        6.05%             3/1/2009(1)                 29,200              31,591
  Permanent Financing PLC                             1.29%         9/10/2010(1)(2)                 59,470              59,473
  PP&L Transition Bond Co. LLC                        6.96%           12/26/2007(1)                 53,000              56,978
  PP&L Transition Bond Co. LLC                        7.05%            6/25/2009(1)                 20,550              22,859
  Principal Residential Mortgage                      4.55%        12/20/2004(1)(3)                 34,150              34,833
  Regions Auto Receivables Trust                      2.63%            1/16/2007(1)                 28,600              28,829
  Regions Auto Receivables Trust                      1.75%            5/15/2007(1)                 34,750              34,815
  Regions Auto Receivables Trust                      2.31%            1/15/2008(1)                 37,725              37,821
  Residential Asset Securities Corp.                  4.04%         1/25/2022(1)(7)                  7,364               7,377
  Residential Asset Securities Corp.                 4.606%            3/25/2022(1)                    415                 415
  Residential Asset Securities Corp.                  4.59%        10/25/2026(1)(7)                 25,000              25,411
  Salomon Brothers Mortgage Securities VII           4.185%            9/25/2033(1)                 61,178              61,025
  Target Credit Card Master Trust                     1.21%         7/25/2008(1)(2)                 31,500              31,517
  Target Credit Card Master Trust                    1.295%         6/27/2011(1)(2)                 55,000              55,075
  Toyota Auto Receivables Owner Trust                 1.69%            3/15/2007(1)                 29,250              29,284
  Toyota Auto Receivables Owner Trust                 4.00%            7/15/2008(1)                  9,450               9,738
  Toyota Auto Receivables Owner Trust                 2.79%            1/15/2010(1)                 27,000              26,837
  USAA Auto Owner Trust                               3.20%            2/15/2006(1)                  2,735               2,745
  USAA Auto Owner Trust                               2.41%           10/16/2006(1)                 22,433              22,573
  Vendee Mortgage Trust                               5.00%           12/15/2019(1)                  9,740              10,099
  Vendee Mortgage Trust                               5.75%           12/15/2020(1)                 23,600              24,247
  Volkswagen Auto Lease Trust                         2.36%           12/20/2005(1)                 25,000              25,141
  Volkswagen Auto Loan Enhanced Trust                 2.27%           10/22/2007(1)                 40,000              40,121
  Wachovia Asset Securitization, Inc.                1.401%         6/25/2033(1)(2)                 18,850              18,850
  Washington Mutual Mortgage
      Pass-Through Certificates                      5.548%            4/25/2032(1)                  8,347               8,462
  Washington Mutual Mortgage
      Pass-Through Certificates                       5.55%            4/26/2032(1)                  9,208               9,382
  Washington Mutual Mortgage
      Pass-Through Certificates                      4.424%            9/25/2032(1)                  7,517               7,583
  Washington Mutual Mortgage
      Pass-Through Certificates                       4.23%               1/25/2033                111,190              11,299
  Washington Mutual Mortgage
      Pass-Through Certificates                      3.842%               8/25/2033                125,160              25,251
  Washington Mutual Mortgage
      Pass-Through Certificates                      4.104%               9/25/2033                123,552              23,581

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  WFS Financial Owner Trust                           3.81%         2/20/2007(1)(8)          $      29,545       $      29,923
  WFS Financial Owner Trust                           2.29%            5/20/2008(1)                 39,000              39,085
  World Omni Auto Receivables Trust                   1.98%            5/15/2007(1)                 34,900              35,029
                                                                                                                 -------------
                                                                                                                 $   3,328,715
                                                                                                                 -------------
FINANCE (24.3%)
  BANKING (10.7%)

  Astoria Financial Corp.                             5.75%              10/15/2012                 12,000              12,614
  Bank of America Corp.                              7.125%               9/15/2006                  9,940              11,073
  Bank of America Corp.                               4.75%              10/15/2006                 26,659              28,152
  Bank of America Corp.                               5.25%                2/1/2007                 31,470              33,681
  Bank of Montreal (Chicago)                          6.10%               9/15/2005                 12,350              13,171
  Bank One Corp.                                     7.625%                8/1/2005                 46,545              50,519
  Bank One Corp.                                      6.50%                2/1/2006                 20,000              21,679
  Bank One Corp. (IL)                                 5.50%               3/26/2007                 26,500              28,658
  Bank One Texas                                      6.25%               2/15/2008                 11,569              12,790
  BankAmerica Corp.                                   6.20%               2/15/2006                  8,500               9,154
  Bayerische Landesbank (New York)                    2.50%               3/30/2006                 54,500              54,719
  Citicorp Lease Pass-Through Trust                   7.22%         6/15/2005(1)(3)                 17,128              18,283
  Citigroup Inc.                                      6.75%               12/1/2005                 50,450              54,701
  Citigroup Inc.                                      5.50%                8/9/2006                 38,625              41,411
  Corporacion Andina de Fomento                       1.47%            1/26/2007(2)                 44,700              44,700
  Credit Suisse First Boston USA Inc.                5.875%                8/1/2006                  9,440              10,200
  Credit Suisse First Boston USA Inc.                4.625%               1/15/2008                 30,350              31,708
  Credit Suisse First Boston USA Inc.                3.875%               1/15/2009                 31,325              31,486
  European Investment Bank                            4.75%               4/26/2004                 10,000              10,089
  European Investment Bank                           4.625%                3/1/2007                 27,500              29,122
  Fifth Third Bank                                    2.70%               1/30/2007                 99,900             100,025
  First Bank System, Inc.                            6.875%               9/15/2007                  5,750               6,486
  First Union Corp.                                  6.625%               7/15/2005                 25,000              26,722
  Firstar Bank Milwaukee NA                           7.80%                7/5/2010                 25,600              27,648
  Golden West Financial                              4.125%               8/15/2007                 10,975              11,413
  Greenpoint Financial Corp.                          3.20%                6/6/2008                 36,300              35,572
  HBOS Treasury Services                              2.25%             5/1/2006(3)                 65,820              65,703
  HSBC Bank USA                                       1.32%            9/24/2004(2)                 26,250              26,277
  JP Morgan Chase & Co.                              3.125%              12/11/2006                 70,784              71,476
  JP Morgan Chase & Co.                               5.25%               5/30/2007                 30,813              33,104
  JP Morgan Chase & Co.                               4.00%                2/1/2008                 18,000              18,465
  KFW International Finance, Inc.                     4.25%               4/18/2005                 55,690              57,504
  KFW International Finance, Inc.                     2.50%              10/17/2005                 50,000              50,566
  M & T Bank Corp.                                    3.85%                4/1/2013                 16,150              16,265
  Marshall & Ilsley Bank                             4.125%                9/4/2007                  9,775              10,158
  National City Bank                                  2.50%               4/17/2006                 26,300              26,409
  National City Corp.                                6.625%                3/1/2004                 29,630              29,744
  National City Corp.                                 3.20%                4/1/2008                 22,250              22,186
  National Westminster Bank PLC                      7.375%               10/1/2009                  5,845               6,879
  National Westminster Bank PLC                       7.75%               4/29/2049                 23,222              26,465
  Nationwide Building Society                        2.625%            1/30/2007(3)                 61,800              61,411
  Royal Bank of Scotland Group PLC                   7.375%               4/29/2029                 11,470              12,562
  Sovereign Bancorp, Inc.                            10.50%              11/15/2006                 33,495              40,070
  Sovereign Bank                                     5.125%               3/15/2013                  9,875               9,981
  State Street Capital Trust                          1.68%            2/15/2008(2)                 57,850              58,264

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Synovus Financial Corp.                             7.25%              12/15/2005          $      19,750       $      21,587
  Union Planters Bank NA                             5.125%               6/15/2007                 66,005              70,163
  US Bancorp                                         6.875%               12/1/2004                  8,250               8,633
  US Bancorp                                          2.75%               3/30/2006                 40,000              40,416
  Wachovia Corp.                                      4.95%               11/1/2006                 31,250              33,133
  Washington Mutual Finance Corp.                     6.25%               5/15/2006                 24,400              26,516
  Washington Mutual Inc.                              2.40%               11/3/2005                 24,500              24,503
  Washington Mutual Inc.                             4.375%               1/15/2008                 20,000              20,704
  Wells Fargo & Co.                                   7.25%               8/24/2005                 10,250              11,091
  Wells Fargo & Co.                                   1.26%            9/15/2006(2)                 29,325              29,393
  Wells Fargo & Co.                                   3.75%              10/15/2007                 25,000              25,263
  Western Financial Bank                             9.625%               5/15/2012                  5,610               6,423
  Zions Bancorp                                       2.70%                5/1/2006                 51,925              51,940

  BROKERAGE (3.7%)
  Bear Stearns & Co., Inc.                            3.00%               3/30/2006                 49,775              50,470
  Bear Stearns & Co., Inc.                            6.50%                5/1/2006                 43,450              46,980
  Bear Stearns & Co., Inc.                            7.80%               8/15/2007                 17,790              20,525
  Bear Stearns & Co., Inc.                            4.00%               1/31/2008                 11,100              11,352
  Franklin Resources Inc.                             3.70%               4/15/2008                 14,100              14,177
  Goldman Sachs Group Inc.                            6.34%                3/1/2006                 16,903              18,241
  Goldman Sachs Group Inc.                            2.85%              10/27/2006                 29,300              29,592
  Lehman Brothers Holdings Inc.                      6.625%                4/1/2004                  9,930              10,017
  Lehman Brothers Holdings Inc.                       6.25%               5/15/2006                 61,011              66,225
  Lehman Brothers Holdings Inc.                       4.00%               1/22/2008                 24,300              24,851
  Merrill Lynch & Co., Inc.                           1.39%            2/25/2005(2)                 35,000              34,990
  Merrill Lynch & Co., Inc.                           2.94%               1/30/2006                 23,650              23,875
  Merrill Lynch & Co., Inc.                          3.375%               9/14/2007                 48,000              48,981
  Morgan Stanley                                      6.10%               4/15/2006                  9,425              10,174
  Morgan Stanley                                      1.29%            1/12/2007(2)                 25,000              24,993
  Morgan Stanley                                      5.80%                4/1/2007                 38,525              41,808
  Morgan Stanley                                     3.875%               1/15/2009                 25,000              25,057
  Salomon Smith Barney Holdings Inc.                 5.875%               3/15/2006                 30,000              32,157
  Spear, Leeds & Kellogg, LP                          8.25%            8/15/2005(3)                 56,775              62,132
  Topaz Ltd.                                          6.92%         3/10/2007(1)(3)                 11,162              11,897

  FINANCE COMPANIES (3.3%)
  American Express                                    5.50%               9/12/2006                 15,135              16,255
  American Express Credit Corp.                       1.24%            9/19/2006(2)                 45,000              45,023
  American Express Credit Corp.                       3.00%               5/16/2008                 36,920              36,243
  American General Finance Corp.                      4.50%              11/15/2007                 30,000              31,240
  Berkshire Hathaway Inc.                            4.625%           10/15/2013(3)                 18,575              18,444
  Countrywide Home Loan                               3.50%              12/19/2005                 31,850              32,664
  Countrywide Home Loan                               5.50%                8/1/2006                 10,700              11,429
  Export Development Canada                           4.55%               6/30/2005                  5,500               5,720
  General Electric Capital Corp.                      5.35%               3/30/2006                 39,600              42,124
  General Electric Capital Corp.                     5.375%               3/15/2007                 72,330              77,677
  General Electric Capital Corp.                      3.50%               8/15/2007                  8,200               8,323
  International Lease Finance Corp.                   4.00%               1/17/2006                 38,100              39,313
  SLM Corp.                                           1.35%               9/15/2005                 17,000              17,006
  SLM Corp.                                           1.37%               3/15/2006                 25,000              25,011

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  SLM Corp.                                           1.24%            1/25/2007(2)          $      35,000       $      35,019
  USA Education Inc.                                 5.625%               4/10/2007                 12,620              13,624
  USAA Capital Corp.                                  7.54%            3/30/2005(3)                 25,000              26,647
  USAA Capital Corp.                                  3.13%              12/15/2005                 43,000              43,962
  USAA Capital Corp.                                  7.05%               11/8/2006                 12,240              13,715

  INSURANCE (5.6%)
  AIG SunAmerica Global Financing IV                  5.85%             2/1/2006(3)                 27,900              29,804
  AIG SunAmerica Global Financing IX                  5.10%            1/17/2007(3)                 44,000              46,662
  Anthem Insurance                                   9.125%             4/1/2010(3)                  7,700               9,665
  Hartford Financial Services Group                  2.375%                6/1/2006                 12,620              12,551
  Hartford Financial Services Group                   4.70%                9/1/2007                  4,850               5,096
  ING Security Life Institutional Funding             1.40%         1/27/2006(2)(3)                 50,000              49,999
  Jackson National Life Insurance Co.                 5.25%            3/15/2007(3)                 14,800              15,794
  John Hancock Global Funding II                     5.625%            6/27/2006(3)                 16,840              18,038
  Lincoln National Corp.                              5.25%               6/15/2007                 12,000              12,782
  Marsh & McLennan Cos. Inc.                         3.625%               2/15/2008                  8,900               8,945
  MassMutual Global Funding II                        1.28%            6/28/2005(2)                 87,000              87,005
  MassMutual Global Funding II                        1.36%        12/13/2005(2)(3)                 25,000              25,020
  MBIA Global Funding LLC                             1.20%         1/26/2007(2)(3)                 20,000              20,000
  MetLife Global Funding I                            4.75%            6/20/2007(3)                 18,700              19,705
  MetLife Inc.                                       3.911%               5/15/2005                 37,400              38,427
  MetLife Inc.                                        5.25%               12/1/2006                 13,775              14,727
  Monumental Global Funding                           5.20%            1/30/2007(3)                 17,755              18,918
  Monumental Global Funding II                        1.36%         4/10/2006(2)(3)                 75,000              75,034
  Nationwide Life Global Funding                      5.35%            2/15/2007(3)                 47,250              50,309
  New York Life Global Funding                       3.875%            1/15/2009(3)                 23,700              23,903
  New York Life Global Funding                       5.375%            9/15/2013(3)                 12,650              13,199
  PRICOA Global Funding I                             3.90%           12/15/2008(3)                 33,160              33,343
  Principal Life Global                              6.125%             3/1/2006(3)                 61,610              66,297
  Principal Life Global                               1.31%           11/13/2006(2)                 24,360              24,360
  Protective Life US Funding                          5.50%            5/14/2004(3)                 24,020              24,297
  Protective Life US Funding                         5.875%            8/15/2006(3)                 48,950              52,856
  TIAA Global Markets                                 2.75%            1/13/2006(3)                 50,000              50,509
  TIAA Global Markets                                 5.00%             3/1/2007(3)                 37,990              40,314
  TIAA Global Markets                                4.125%           11/15/2007(3)                 15,000              15,459
  Travelers Property Casualty Corp.                   3.75%               3/15/2008                 14,160              14,244

  REAL ESTATE INVESTMENT TRUSTS (1.0%)
  EOP Operating LP                                   6.625%               2/15/2005                  5,705               5,969
  EOP Operating LP                                   8.375%               3/15/2006                 28,650              32,035
  ERP Operating LP                                    7.10%               6/23/2004                  4,800               4,898
  First Industrial                                   7.375%            5/15/2004(3)                 12,000              12,163
  Health Care Properties                              7.50%               1/15/2007                 11,700              12,911
  Health Care REIT Inc.                               7.50%               8/15/2007                  3,435               3,817
  Health Care REIT Inc.                               8.00%               9/12/2012                  9,750              11,486
  HRPT Properties Trust                               6.95%                4/1/2012                 10,000              11,042
  iStar Financial Inc.                                7.00%               3/15/2008                  2,320               2,506
  New Plan Excel Realty Trust                        5.875%               6/15/2007                  7,500               8,045
  Simon Property Group LP                            7.375%               1/20/2006                 15,000              16,448
  Simon Property Group LP                            4.875%               3/18/2010                 27,900              28,646
  Sun Communities Operating LP                        5.75%               4/15/2010                 11,525              11,996

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Thornburg Mortgage                                  8.00%               5/15/2013          $       2,325       $       2,406
  Thornburg Mortgage                                  8.00%            5/15/2013(3)                  1,575               1,630
                                                                                                                 -------------
                                                                                                                 $   4,000,223
                                                                                                                 -------------

INDUSTRIAL (31.7%)
  BASIC INDUSTRY (1.2%)
  Abitibi-Consolidated Inc.                           8.55%                8/1/2010                  2,375               2,560
  BHP Finance USA                                     6.69%                3/1/2006                 37,175              40,426
  Equistar Chemicals, LP                            10.125%                9/1/2008                  3,665               3,995
  Falconbridge Ltd.                                   7.35%               11/1/2006                  3,775               4,168
  Freeport-McMoRan Copper & Gold Inc.               10.125%                2/1/2010                  1,540               1,771
  International Paper Co.                             7.50%               5/15/2004                  9,955              10,122
  International Paper Co.                            8.125%                7/8/2005                  5,745               6,226
  International Paper Co.                             7.00%               8/15/2006                  6,000               6,603
  International Paper Co.                             4.25%               1/15/2009                 11,400              11,544
  Jefferson Smurfit Corp.                             7.50%                6/1/2013                  5,420               5,691
  Monsanto Co.                                        4.00%               5/15/2008                 12,275              12,325
  Nova Chemicals Corp.                                6.50%            1/15/2012(3)                  4,775               4,894
  Packaging Corp. of America                         4.375%                8/1/2008                  6,350               6,415
  Praxair Inc.                                        4.75%               7/15/2007                  4,950               5,217
  Rio Tinto Finance USA Ltd.                          5.75%                7/3/2006                 24,050              25,930
  Vale Overseas Ltd.                                  8.25%               1/17/2034                  3,975               3,558
  Weyerhaeuser Co.                                    5.50%               3/15/2005                 52,500              54,540

  CAPITAL GOODS (3.9%)
  Allied Waste North America Inc.                    10.00%                8/1/2009                 13,105              14,088
  Boeing Capital Corp                                 5.65%               5/15/2006                  6,975               7,442
  Boeing Capital Corp.                                5.75%               2/15/2007                 47,165              50,831
  Caterpillar Financial Services Corp.               2.625%               1/30/2007                 37,350              37,306
  Caterpillar Financial Services Corp.                3.00%               2/15/2007                 48,000              48,293
  Crown Euro Holdings SA                              9.50%                3/1/2011                  6,185               6,958
  Emerson Electric Co.                               7.875%                6/1/2005                 24,305              26,252
  General Dynamics                                   2.125%               5/15/2006                 66,900              66,586
  General Dynamics                                    4.50%               8/15/2010                 15,000              15,337
  Hanson Overseas                                     6.75%               9/15/2005                 22,500              24,099
  Harsco Corp.                                       5.125%               9/15/2013                  8,000               8,176
  John Deere Capital Corp.                            1.47%            5/20/2005(2)                 17,000              17,000
  John Deere Capital Corp.                            3.90%               1/15/2008                 42,675              43,514
  L-3 Communications Corp.                           7.625%               6/15/2012                  2,325               2,523
  L-3 Communications Corp.                           6.125%               7/15/2013                  1,550               1,542
  Minnesota Mining & Manufacturing ESOP Trust         5.62%         7/15/2009(1)(3)                 28,574              31,302
  NMHG Holding Co.                                   10.00%               5/15/2009                  3,835               4,219
  Northrop Grumman Corp.                             8.625%              10/15/2004                 18,825              19,703
  Northrop Grumman Corp.                              7.00%                3/1/2006                 34,565              37,732
  Oakmont Asset Trust (Supported by
    Waste Management)                                4.514%           12/22/2008(3)                 16,110              16,243
  Owens-Brockway Glass                               8.875%               2/15/2009                  7,750               8,486
  Raytheon Co.                                        6.50%               7/15/2005                 56,605              60,152
  Raytheon Co.                                        6.75%               8/15/2007                 10,525              11,722
  Republic Services Inc.                             6.625%               5/15/2004                 16,800              17,038
  SPX Corp.                                           6.25%               6/15/2011                  2,300               2,427
  SPX Corp.                                           7.50%                1/1/2013                  3,050               3,355
  Texas Industries Inc.                              10.25%               6/15/2011                  3,100               3,581

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  TRW Inc.                                            8.75%               5/15/2006          $      19,600       $      22,085
  United Technologies Corp.                          4.875%               11/1/2006                 20,725              21,983
  Waste Management Inc.                               7.00%               10/1/2004                 19,155              19,781

  COMMUNICATION (4.1%)
  AT&T Wireless Services Inc.                         7.35%                3/1/2006                 18,800              20,494
  AT&T Wireless Services Inc.                         7.50%                5/1/2007                 28,575              32,159
  British Sky Broadcast Corp.                        6.875%               2/23/2009                  4,750               5,357
  British Telecommunications PLC                     7.875%              12/15/2005                 60,050              66,039
  Cingular Wireless                                  5.625%              12/15/2006                 29,925              32,110
  Clear Channel Communications Inc.                   6.00%               11/1/2006                 16,935              18,305
  Clear Channel Communications Inc.                  3.125%                2/1/2007                 25,500              25,519
  Clear Channel Communications Inc.                   4.25%               5/15/2009                 32,600              32,829
  Comcast Cable Communications Inc.                  8.375%                5/1/2007                 12,025              13,922
  Comcast Corp.                                       5.85%               1/15/2010                 11,700              12,616
  Cox Communications, Inc.                           3.875%               10/1/2008                  4,725               4,747
  Cox Communications, Inc.                            7.75%               11/1/2010                 11,932              14,138
  Deutsche Telekom International Finance              8.25%               6/15/2005                 63,375              68,504
  Dex Media West LLC                                 9.875%            8/15/2013(3)                  2,375               2,698
  DirecTV Holdings                                   8.375%               3/15/2013                  3,860               4,391
  Eircom Funding                                      8.25%               8/15/2013                  3,935               4,427
  France Telecom                                      8.70%                3/1/2006                 27,665              30,710
  GTE Corp.                                           6.36%               4/15/2006                  7,950               8,592
  Intelsat Ltd.                                       5.25%            11/1/2008(3)                  7,575               7,872
  New York Times                                     7.625%               3/15/2005                 20,200              21,486
  News America Inc.                                  6.625%                1/9/2008                 24,370              27,105
  NYNEX Corp.                                         9.55%             5/1/2010(1)                 15,418              17,980
  Pacific Bell                                       6.875%               8/15/2006                 10,525              11,594
  Shaw Communications Inc.                            8.25%               4/11/2010                  2,650               3,101
  TCI Communications, Inc.                            7.25%                8/1/2005                 10,353              11,108
  TCI Communications, Inc.                            8.00%                8/1/2005                 11,367              12,320
  Telecom Italia                                      4.00%           11/15/2008(3)                 18,875              18,944
  Telecorp PCS Inc.                                 10.625%               7/15/2010                 12,920              15,310
  Telefonos de Mexico, SA                             4.50%           11/19/2008(3)                 28,325              28,501
  Univision Communications Inc.                       3.50%              10/15/2007                 18,875              18,936
  USA Interactive                                     7.00%               1/15/2013                 18,500              20,667
  USA Networks Inc.                                   6.75%              11/15/2005                 13,485              14,488
  Verizon Wireless Inc.                              5.375%              12/15/2006                 41,475              44,339

  CONSUMER CYCLICAL (5.7%)
  American Honda Finance                             1.448%          6/3/2005(2)(3)                 50,000              50,008
  American Honda Finance                             1.422%         10/3/2005(2)(3)                  5,300               5,300
  American Honda Finance                              1.39%         1/27/2006(2)(3)                 26,900              26,899
  Carnival Corp.                                      3.75%           11/15/2007(3)                 15,110              15,175
  CBS Corp.                                           7.15%               5/20/2005                 10,100              10,790
  Cendant Corp.                                       6.25%               1/15/2008                 18,500              20,265
  CVS Corp.                                          5.625%               3/15/2006                 30,000              31,971
  DaimlerChrysler North America Holding Corp.         7.40%               1/20/2005                 36,250              38,127
  DaimlerChrysler North America Holding Corp.         7.75%               6/15/2005                 14,360              15,434
  Delphi Corp.                                        6.55%               6/15/2006                  8,400               9,083
  Delphi Corp.                                        6.50%                5/1/2009                  7,591               8,300
  Ford Motor Credit Co.                               7.25%              10/25/2011                  4,640               5,028

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Ford Motor Credit Co.                               7.00%               10/1/2013          $      26,400       $      27,805
  General Motors Acceptance Corp.                     6.75%               1/15/2006                 32,635              34,906
  General Motors Acceptance Corp.                    4.375%              12/10/2007                 28,850              28,952
  Harley-Davidson Inc.                               3.625%           12/15/2008(3)                  9,750               9,785
  Home Depot Inc.                                     6.50%               9/15/2004                 23,800              24,556
  Home Depot Inc.                                    5.375%                4/1/2006                 11,800              12,570
  Hyundai Motor                                       5.30%           12/19/2008(3)                  3,175               3,222
  International Speedway Corp.                       7.875%              10/15/2004                 14,750              15,312
  Isle of Capri Casinos                               9.00%               3/15/2012                  6,990               7,724
  Liberty Media Corp.                                 2.67%            9/17/2006(2)                 47,170              47,903
  Liberty Media Corp.                                 7.75%               7/15/2009                 12,150              14,052
  Lowe's Cos. Inc.                                    7.50%              12/15/2005                 19,900              21,879
  Mail-Well Inc.                                     7.875%            12/1/2013(3)                  2,800               2,716
  May Department Stores Co.                           7.90%              10/15/2007                  5,695               6,572
  May Department Stores Co.                           5.95%               11/1/2008                 11,325              12,334
  MDC Holdings Inc.                                   7.00%               12/1/2012                  5,385               5,997
  Mohawk Industries Inc.                              6.50%               4/15/2007                 11,640              12,787
  Park Place Entertainment Corp.                     7.875%               3/15/2010                  7,750               8,738
  J.C. Penney Co., Inc.                               8.00%                3/1/2010                  3,875               4,418
  Pulte Corp.                                         7.30%              10/24/2005                  6,900               7,450
  Royal Caribbean Cruises                             6.75%               3/15/2008                  2,320               2,471
  Royal Caribbean Cruises                             8.75%                2/2/2011                  2,320               2,668
  Russell Corp.                                       9.25%                5/1/2010                  6,190               6,592
  Shaw Group Inc.                                    10.75%               3/15/2010                  3,900               4,144
  Speedway Motorsports Inc.                           6.75%                6/1/2013                  2,325               2,430
  Target Corp.                                        5.95%               5/15/2006                  9,830              10,607
  Target Corp.                                        7.50%               7/15/2006                  4,525               5,075
  Target Corp.                                        5.40%               10/1/2008                 27,295              29,464
  Target Corp.                                       5.375%               6/15/2009                  7,955               8,606
  Time Warner Inc.                                    6.15%                5/1/2007                 13,500              14,695
  Toll Corp.                                          8.25%                2/1/2011                  2,305               2,553
  Toyota Motor Credit Corp.                           1.17%             9/9/2005(2)                 40,900              40,907
  Toyota Motor Credit Corp.                           2.80%               1/18/2006                 42,900              43,459
  Tricon Global Restaurants, Inc.                     7.65%               5/15/2008                  3,670               4,184
  URS Corp.                                          12.25%                5/1/2009                  1,525               1,632
  URS Corp.                                          11.50%            9/15/2009(3)                  4,600               5,244
  Viacom Inc.                                         7.75%                6/1/2005                 35,150              37,937
  Viacom Inc.                                         6.40%               1/30/2006                 23,850              25,739
  Volkswagen Credit Inc.                              1.42%         6/13/2005(2)(3)                 55,000              55,010
  Wal-Mart Stores, Inc.                               7.50%               5/15/2004                 24,675              25,111
  Wal-Mart Stores, Inc.                              4.375%               7/12/2007                 39,000              40,780
  WCI Communities Inc.                               9.125%                5/1/2012                  9,300              10,346
  Yum! Brands                                         8.50%               4/15/2006                  7,849               8,771

  CONSUMER NONCYCLICAL (6.7%)
  Abbott Laboratories                                5.625%             7/1/2006(4)                 48,790              52,419
  Altria Group                                       5.625%               11/4/2008                  9,475               9,850
  American Home Products                             6.125%               3/15/2004                 21,100              21,207
  AmerisourceBergen Corp.                             7.25%              11/15/2012                  3,900               4,173
  Anthem Inc.                                        4.875%                8/1/2005                 38,140              39,771
  Bavaria SA                                         8.875%            11/1/2010(3)                  3,960               3,960
  Beckman Instruments, Inc.                           7.45%                3/4/2008                 13,355              15,207

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Biovail Corp.                                      7.875%                4/1/2010          $       3,910       $       4,047
  Brown-Forman Corp.                                 2.125%               3/15/2006                 75,225              75,073
  Cadbury Schweppes                                  3.875%               10/1/2008                 28,250              28,322
  Campbell Soup Co.                                   5.50%               3/15/2007                 25,570              27,472
  Campbell Soup Co.                                  5.875%               10/1/2008                 13,500              14,864
  Cargill Inc.                                        6.25%             5/1/2006(3)                 47,580              51,382
  Conagra Foods Inc.                                  7.50%               9/15/2005                 34,295              37,216
  Dean Foods Co.                                      6.75%               6/15/2005                 10,000              10,500
  Delhaize America Inc.                              8.125%               4/15/2011                  3,850               4,459
  Diageo Capital PLC                                 6.625%               6/24/2004                 12,700              12,966
  Diageo Capital PLC                                 6.125%               8/15/2005                 12,125              12,905
  Diageo Capital PLC                                 3.375%               3/20/2008                 25,000              25,068
  Diageo Finance BV                                   3.00%              12/15/2006                 42,600              42,942
  Dole Foods Co.                                      7.25%               6/15/2010                  6,200               6,541
  Fisher Scientific International Inc.               8.125%                5/1/2012                  3,690               3,971
  Fortune Brands Inc.                                2.875%               12/1/2006                 23,620              23,766
  Fred Meyer, Inc.                                   7.375%                3/1/2005                 29,895              31,620
  General Mills Inc.                                 5.125%               2/15/2007                 56,900              60,470
  Gillette Co.                                       2.875%               3/15/2008                 30,500              30,046
  HCA Inc.                                            6.75%               7/15/2013                 11,800              12,843
  Hormel Foods Corp.                                 6.625%             6/1/2011(3)                  8,900              10,047
  Humana Inc.                                         7.25%                8/1/2006                 22,050              24,286
  Kellogg Co.                                        4.875%              10/15/2005                  8,290               8,667
  Kellogg Co.                                         6.00%                4/1/2006                 40,100              43,120
  Kraft Foods Inc.                                   4.625%               11/1/2006                 23,125              24,220
  Kroger Co.                                         7.625%               9/15/2006                 15,695              17,592
  Laboratory Corp. of America                         5.50%                2/1/2013                  9,500               9,878
  Land O'Lakes Inc.                                   9.00%           12/15/2010(3)                  1,590               1,590
  Land O'Lakes Inc.                                   8.75%              11/15/2011                  5,600               4,984
  Manor Care Inc.                                     8.00%                3/1/2008                  2,880               3,322
  Omnicare, Inc.                                     6.125%                6/1/2013                  3,875               3,885
  Pepsi Bottling Holdings Inc.                       5.375%            2/17/2004(3)                 12,400              12,419
  Pepsi Bottling Holdings Inc.                       5.625%            2/17/2009(3)                  9,700              10,611
  PepsiAmericas Inc.                                  5.95%               2/15/2006                 24,790              26,538
  PepsiAmericas Inc.                                 3.875%               9/12/2007                 16,400              16,786
  Quest Diagnostic Inc.                               6.75%               7/12/2006                 43,870              48,029
  Safeway Inc.                                        3.80%               8/15/2005                 60,350              61,743
  Sara Lee Corp.                                      1.95%               6/15/2006                 23,550              23,331
  Scotts Co.                                         6.625%           11/15/2013(3)                  3,950               4,108
  Swift & Co.                                       10.125%               10/1/2009                  3,075               3,352
  The Upjohn Co. ESOP Trust                           9.79%                2/1/2004                  3,592               3,591
  Unilever Capital Corp.                             6.875%               11/1/2005                 19,500              21,104
  UnitedHealth Group Inc.                             3.30%               1/30/2008                 23,875              23,933
  Watson Pharmaceuticals Inc.                        7.125%               5/15/2008                  3,000               3,246
  Wellpoint Health Networks                          6.375%               6/15/2006                 36,660              39,771

  ENERGY (3.8%)
  Anadarko Petroleum Corp.                            7.00%              10/15/2006                  4,880               5,442
  Anadarko Petroleum Corp.                           5.375%                3/1/2007                 25,865              27,570
  Baker Hughes Inc.                                  7.875%               6/15/2004                  4,250               4,348
  BP Capital Markets PLC                             4.625%               5/27/2005                 92,500              96,224

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  BP Capital Markets PLC                              2.75%              12/29/2006          $      48,700       $      48,827
  Burlington Resources Inc.                           5.60%               12/1/2006                 20,400              22,006
  Chesapeake Energy Corp.                             7.75%               1/15/2015                  3,050               3,325
  Chesapeake Energy Corp.                            6.875%            1/15/2016(3)                  3,100               3,178
  ChevronTexaco Capital Co.                           3.50%               9/17/2007                 47,500              48,424
  Conoco Funding Co.                                  5.45%              10/15/2006                 39,000              41,859
  Conoco Inc.                                         5.90%               4/15/2004                 21,014              21,205
  Devon Energy Corp.                                  2.75%                8/1/2006                 14,250              14,228
  Global Santa Fe                                     5.00%               2/15/2013                  6,825               6,896
  Occidental Petroleum                                6.50%                4/1/2005                  3,430               3,616
  Occidental Petroleum                                7.65%               2/15/2006                 23,150              25,509
  Occidental Petroleum                               5.875%               1/15/2007                  5,000               5,424
  Occidental Petroleum                                4.00%              11/30/2007                 14,000              14,396
  Ocean Energy Inc.                                  4.375%               10/1/2007                 18,525              19,156
  Offshore Logistic                                  6.125%               6/15/2013                  3,110               3,001
  Oil Enterprises Ltd.                               6.239%      6/30/2008(1)(3)(6)                 21,786              23,908
  Pemex Finance Ltd.                                  9.14%            8/15/2004(1)                  8,846               8,956
  Pemex Finance Ltd.                                  8.02%            5/15/2007(1)                 16,290              17,992
  Pemex Finance Ltd.                                  9.69%            8/15/2009(1)                 41,000              48,175
  Petrobras International Finance                    9.125%                7/2/2013                  3,950               4,266
  PF Export Receivables Master Trust                 3.748%          6/1/2013(1)(3)                 11,100              10,855
  PF Export Receivables Master Trust                 2.023%   12/1/2013(1)(2)(3)(7)                 24,140              24,140
  PF Export Receivables Master Trust                 6.436%          6/1/2015(1)(3)                 21,032              21,220
  Pioneer Natural Resources Co.                       6.50%               1/15/2008                  1,750               1,911
  Tosco Corp.                                        7.625%               5/15/2006                 14,600              16,277
  Valero Energy Corp.                                8.375%               6/15/2005                  5,315               5,748
  Valero Energy Corp.                                7.375%               3/15/2006                  6,358               6,947
  Valero Energy Corp.                                6.125%               4/15/2007                  8,625               9,372
  XTO Energy Inc.                                     6.25%               4/15/2013                  3,525               3,833
  XTO Energy Inc.                                     4.90%                2/1/2014                  6,600               6,501

  TECHNOLOGY (1.7%)
  Computer Sciences Corp.                             7.50%                8/8/2005                 24,335              26,275
  Dell Inc.                                           6.55%               4/15/2008                 11,475              12,828
  First Data Corp.                                    6.75%               7/15/2005                  4,450               4,760
  First Data Corp.                                    4.70%               11/1/2006                  6,440               6,793
  First Data Corp.                                   5.625%               11/1/2011                    100                 108
  Flextronics International Ltd.                      6.50%               5/15/2013                  5,425               5,642
  Harris Corp.                                        6.35%                2/1/2028                 30,200              32,640
  Hewlett-Packard Co.                                3.625%               3/15/2008                  9,437               9,520
  International Business Machines Corp.              4.875%               10/1/2006                 87,000              92,243
  Iron Mountain, Inc.                                 7.75%               1/15/2015                  4,675               4,909
  SunGard Data Systems                                3.75%            1/15/2009(3)                  7,600               7,551
  Texas Instruments Inc.                              7.00%               8/15/2004                 67,500              69,441
  Xerox Corp.                                         9.75%               1/15/2009                  5,425               6,374

  TRANSPORTATION (2.2%)
  American Airlines                                   2.45%         9/23/2007(1)(6)                 22,387              22,387
  American Airlines                                  3.857%                7/9/2010                 11,518              11,375
  AMR Corp.                                           9.00%                8/1/2012                  1,600               1,424
  Burlington Northern Santa Fe Corp.                 6.375%              12/15/2005                 19,415              20,897

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Burlington Northern Santa Fe Corp.                 7.875%               4/15/2007          $       5,850       $       6,726
  Continental Airlines Enhanced Equipment
    Trust Certificates                               7.434%            9/15/2004(1)                  6,700               6,633
  Continental Airlines Enhanced Equipment
    Trust Certificates                                6.80%             7/2/2007(1)                  4,147               3,960
  Continental Airlines Enhanced Equipment
    Trust Certificates                               6.541%            9/15/2008(1)                  7,867               7,552
  Continental Airlines Enhanced Equipment
    Trust Certificates                               6.648%            9/15/2017(1)                  4,554               4,554
  Continental Airlines Enhanced Equipment
    Trust Certificates                               7.256%            3/15/2020(1)                 10,228              10,586
  CSX Corp.                                           7.25%                5/1/2004                 31,175              31,600
  CSX Corp.                                           2.75%               2/15/2006                 23,620              23,747
  Delta Air Lines Enhanced Equipment
    Trust Certificates                                7.92%              11/18/2010                  5,000               4,662
  Delta Air Lines Enhanced Equipment
    Trust Certificates                               7.779%                1/2/2012                  5,343               4,969
  Federal Express Corp.                              6.625%               2/12/2004                 22,150              22,174
  Hertz Corp.                                         8.25%                6/1/2005                 27,350              29,199
  Hertz Corp.                                         4.70%               10/2/2006                 19,500              19,818
  Hertz Corp.                                        6.625%               5/15/2008                  5,000               5,322
  Kansas City Southern Industries, Inc.               7.50%               6/15/2009                  5,425               5,601
  Norfolk Southern Corp.                             8.375%               5/15/2005                 39,475              42,632
  Northwest Airlines Corp.                           8.875%                6/1/2006                  2,975               2,811
  Northwest Airlines Enhanced Equipment
  Trust Certificates                                  8.07%             1/2/2015(1)                  1,157                 856
  Northwest Airlines Enhanced Equipment
  Trust Certificates                                 7.575%             3/1/2019(1)                  2,383               2,526
  Quantas Airways                                    5.125%            6/20/2013(3)                 23,000              22,396
  TFM SA de CV                                       12.50%               6/15/2012                  3,160               3,618
  Union Pacific Corp.                                 5.84%               5/25/2004                 12,045              12,205
  Union Pacific Corp.                                 7.60%                5/1/2005                  4,400               4,710
  Union Pacific Corp.                                 6.70%               12/1/2006                  8,000               8,797
  Union Pacific Corp.                                3.875%               2/15/2009                  9,500               9,498
  Westinghouse Air Brake                             6.875%               7/31/2013                  1,575               1,685

  OTHER (2.4%)
  Black & Decker Corp.                                7.00%                2/1/2006                 18,425              20,131
  Briggs & Stratton Corp.                            8.875%               3/15/2011                  6,400               7,680
  Cintas Corp.                                       5.125%                6/1/2007                 16,400              17,447
  Eaton Corp.                                         6.95%              11/15/2004                  6,650               6,934
  Johnson Controls                                    5.00%              11/15/2006                 22,220              23,600
  Parker Retirement Savings Plan Trust                6.34%         7/15/2008(1)(3)                 11,990              13,141
  Targeted Return Index Securities Trust 5-2002       5.89%            1/25/2007(3)                104,364             111,765
  Traded Custody Receipt                             5.894%             3/1/2007(3)                187,920             201,644
                                                                                                                 -------------
                                                                                                                 $   5,235,826
                                                                                                                 -------------

UTILITIES (6.9%)
  ELECTRIC UTILITIES (6.1%)
  American Electric Power                            6.125%               5/15/2006                 17,402              18,752
  CalEnergy Co. Inc.                                  7.63%              10/15/2007                 14,785              16,733
  Calpine Corp.                                       6.87%         7/15/2007(2)(3)                  7,363               7,105
  Carolina Power & Light                              7.50%                4/1/2005                 18,125              19,299
  Commonwealth Edison                                 3.70%                2/1/2008                 14,300              14,473


------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Connectiv Inc.                                      6.73%             6/1/2006(1)          $      25,250       $      26,750
  Consolidated Edison Inc.                           7.625%                3/1/2004                  2,900               2,913
  Constellation Energy Group                         7.875%                4/1/2005                  9,176               9,804
  Consumers Energy Co.                                6.00%               3/15/2005                 36,340              37,743
  Consumers Energy Co.                                4.80%            2/17/2009(3)                 11,800              12,073
  Detroit Edison Co.                                  5.05%               10/1/2005                  9,500               9,906
  Dominion Resources Inc.                            7.625%               7/15/2005                 20,800              22,364
  DTE Energy Co.                                      6.00%                6/1/2004                 26,500              26,855
  DTE Energy Co.                                      6.45%                6/1/2006                 19,575              21,082
  Enersis SA                                         7.375%            1/15/2014(3)                  1,575               1,681
  Entergy Gulf States, Inc.                           3.60%             6/1/2008(3)                 32,800              32,154
  Firstenergy Corp.                                   5.50%              11/15/2006                 17,852              18,584
  FPL Group Capital Inc.                              1.47%            3/30/2005(2)                 20,000              20,001
  FPL Group Capital Inc.                              3.25%               4/11/2006                 46,575              47,317
  Georgia Power Capital Trust                        4.875%               11/1/2042                 30,000              30,609
  Georgia Power Co.                                  4.875%               7/15/2007                 16,540              17,409
  GWF Energy LLC                                     6.131%           12/30/2011(3)                 17,705              18,108
  HQI Transelec Chile SA                             7.875%               4/15/2011                 31,683              37,054
  Indiana Michigan Power Co.                         6.125%              12/15/2006                 11,985              13,006
  LG&E Capital Corp.                                 6.205%             5/1/2004(3)                 26,200              26,445
  MidAmerican Energy Holdings Co.                     7.23%               9/15/2005                 21,600              23,236
  National Rural Utilities Cooperative
    Finance Corp. Collateral Trust                    3.00%               2/15/2006                 47,350              48,001
  Nevada Power Co.                                  10.875%              10/15/2009                  2,375               2,779
  Nevada Power Co.                                    8.25%                6/1/2011                  5,425               5,913
  NiSource Finance Corp.                             1.919%             5/4/2005(2)                 36,565              36,565
  NiSource Finance Corp.                             7.625%              11/15/2005                 26,050              28,435
  NiSource Finance Corp.                              3.20%               11/1/2006                  6,600               6,656
  Northern States Power Co.                          2.875%                8/1/2006                 18,875              18,988
  NRG Energy Corp.                                    8.00%           12/15/2013(3)                  1,600               1,656
  Ohio Edison                                         4.00%             5/1/2008(3)                  8,000               7,913
  Oncor Eletric Delivery Co.                          5.00%                9/1/2007                 10,000              10,538
  Pacific Gas & Electric Co.                        10.375%            11/1/2005(3)                 28,560              29,274
  Pinnacle West Capital Corp.                         4.50%             2/9/2004(3)                 77,630              77,649
  PPL Capital Funding                                 7.75%               4/15/2005                 14,825              15,806
  Progress Energy                                     6.55%                3/1/2004                 29,250              29,357
  Public Service Co. of Colorado                     4.375%               10/1/2008                 12,260              12,614
  Public Service Co. of New Mexico                    4.40%               9/15/2008                  6,050               6,158
  Public Service Electric & Gas                       4.00%               11/1/2008                 11,380              11,555
  South Carolina Electric & Gas Co.                   7.50%               6/15/2005                  9,930              10,654
  Southern California Edison Co.                      1.42%            1/13/2006(2)                  6,645               6,645
  Southern California Edison Co.                      8.00%               2/15/2007                 44,220              50,599
  SP Powerassets Ltd.                                 3.80%           10/22/2008(3)                 18,875              18,970
  Texas-New Mexico Power Co.                         6.125%             6/1/2008(3)                 15,150              15,654
  Virginia Electric & Power Co.                       5.75%               3/31/2006                 25,173              26,919

  NATURAL GAS (0.8%)
  AGL Capital Corp.                                  7.125%               1/14/2011                  9,900              11,477
  Centerpoint Energy Resources                        8.90%              12/15/2006                 20,480              23,171
  Enterprise Products Operating LP                    8.25%               3/15/2005                 41,350              44,074
  Gulfterra Energy Partner                            8.50%                6/1/2010                  3,086               3,557

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  KeySpan Corp.                                       7.25%              11/15/2005          $      17,385       $      18,892
  KeySpan Corp.                                       6.15%                6/1/2006                 14,700              15,895
  Sempra Energy                                       6.95%               12/1/2005                  3,640               3,934
  Yosemite Security Trust                             8.25%        11/15/2004(3)(5)                 11,820               3,812
                                                                                                                 -------------
                                                                                                                 $   1,135,566
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $13,439,645)                                                                         $  13,700,330
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.5%)
------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES (0.6%)
  U.S. Treasury Note                                 2.125%              10/31/2004                 19,680              19,815
  U.S. Treasury Note                                 1.625%               1/31/2005                 25,000              25,098
  U.S. Treasury Note                                  1.50%               2/28/2005                 11,800              11,830
  U.S. Treasury Note                                  6.75%               5/15/2005                  9,000               9,610
  U.S. Treasury Note                                  5.75%              11/15/2005                  8,000               8,569
  U.S. Treasury Note                                  4.25%              11/15/2013                 21,000              21,190
                                                                                                                 -------------
                                                                                                                 $      96,112
                                                                                                                 -------------

AGENCY BONDS AND NOTES (0.9%)
  Federal Home Loan Bank*                            2.375%               2/15/2006                 87,285              87,843
  Federal National Mortgage Assn.*                    5.50%                5/2/2006                 49,000              52,203
  Federal National Mortgage Assn.*                    5.25%                8/1/2012                 15,000              15,556
                                                                                                                 -------------
                                                                                                                 $     155,602
                                                                                                                 -------------

  MORTGAGE-BACKED SECURITIES (13.0%)
  Federal Home Loan Mortgage Corp.*                   3.50%            2/15/2010(1)                 79,576              81,012
  Federal Home Loan Mortgage Corp.*                   3.50%            3/15/2010(1)                 30,235              30,787
  Federal Home Loan Mortgage Corp.*                   3.50%           10/15/2015(1)                 19,576              19,919
  Federal Home Loan Mortgage Corp.*                  3.687%             8/1/2033(1)                 18,303              18,347
  Federal Home Loan Mortgage Corp.*                  3.703%             8/1/2033(1)                 12,413              12,449
  Federal Home Loan Mortgage Corp.*                  3.876%             7/1/2033(1)                 96,366              96,813
  Federal Home Loan Mortgage Corp.*                   3.88%             8/1/2033(1)                 23,270              23,371
  Federal Home Loan Mortgage Corp.*                  3.931%             6/1/2033(1)                 33,758              34,071
  Federal Home Loan Mortgage Corp.*                   4.00%           10/15/2018(1)                 41,919              42,810
  Federal Home Loan Mortgage Corp.*                   4.00%           12/15/2023(1)                 38,262              39,066
  Federal Home Loan Mortgage Corp.*                  4.079%             5/1/2033(1)                 17,414              17,702
  Federal Home Loan Mortgage Corp.*                  4.093%             6/1/2033(1)                 46,512              47,131
  Federal Home Loan Mortgage Corp.*                  4.104%             5/1/2033(1)                 30,859              31,390
  Federal Home Loan Mortgage Corp.*                  4.234%             2/1/2033(1)                 20,185              20,590
  Federal Home Loan Mortgage Corp.*                   4.29%             1/1/2033(1)                 27,644              28,179
  Federal Home Loan Mortgage Corp.*                   4.50%            3/15/2022(1)                 19,300              20,013
  Federal Home Loan Mortgage Corp.*                  4.609%            10/1/2032(1)                 30,516              31,269
  Federal Home Loan Mortgage Corp.*                  4.747%             9/1/2032(1)                 42,100              43,252
  Federal Home Loan Mortgage Corp.*                  4.816%             9/1/2032(1)                 23,477              24,100
  Federal Home Loan Mortgage Corp.*                  4.843%             8/1/2032(1)                 43,193              44,347
  Federal Home Loan Mortgage Corp.*                  4.891%             9/1/2032(1)                 43,665              44,499
  Federal Home Loan Mortgage Corp.*                   5.00%            5/15/2018(1)                 16,528              17,282
  Federal Home Loan Mortgage Corp.*                   5.00%            9/15/2018(1)                 16,660              17,431
  Federal Home Loan Mortgage Corp.*                  5.083%             8/1/2032(1)                 46,228              47,471
  Federal Home Loan Mortgage Corp.*                  5.171%             7/1/2032(1)                 27,056              27,898
  Federal Home Loan Mortgage Corp.*                  5.207%             8/1/2032(1)                 27,677              28,482
  Federal Home Loan Mortgage Corp.*                   6.00%             3/1/2017(1)                  8,430               8,876
  Federal Home Loan Mortgage Corp.*                   6.00%             4/1/2017(1)                  2,551               2,686

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.*                   6.00%             4/1/2017(1)          $      11,817       $      12,442
  Federal Home Loan Mortgage Corp.*                   6.00%             4/1/2017(1)                 27,158              28,596
  Federal Home Loan Mortgage Corp.*                   7.00%             1/1/2009(1)                  2,829               3,037
  Federal National Mortgage Assn.*                    3.00%            8/25/2032(1)                 14,926              14,970
  Federal National Mortgage Assn.*                   3.434%             8/1/2033(1)                 24,302              24,159
  Federal National Mortgage Assn.*                   3.493%             8/1/2033(1)                 22,581              22,516
  Federal National Mortgage Assn.*                    3.50%            1/25/2009(1)                 38,919              39,551
  Federal National Mortgage Assn.*                    3.50%            9/25/2009(1)                 23,430              23,840
  Federal National Mortgage Assn.*                    3.60%             8/1/2033(1)                 19,249              19,235
  Federal National Mortgage Assn.*                   3.723%             8/1/2033(1)                  9,611               9,650
  Federal National Mortgage Assn.*                   3.728%             6/1/2033(1)                 46,900              47,150
  Federal National Mortgage Assn.*                   3.734%             7/1/2033(1)                 37,171              37,427
  Federal National Mortgage Assn.*                   3.754%             9/1/2033(1)                 46,877              47,141
  Federal National Mortgage Assn.*                   3.755%             6/1/2033(1)                 90,761              91,300
  Federal National Mortgage Assn.*                   3.755%             8/1/2033(1)                 46,012              46,329
  Federal National Mortgage Assn.*                   3.784%            10/1/2033(1)                 24,032              24,197
  Federal National Mortgage Assn.*                   3.808%             8/1/2033(1)                 46,071              46,307
  Federal National Mortgage Assn.*                   3.834%             9/1/2033(1)                 68,235              68,854
  Federal National Mortgage Assn.*                    3.85%             7/1/2033(1)                 45,275              45,698
  Federal National Mortgage Assn.*                   3.952%             4/1/2033(1)                 39,126              39,652
  Federal National Mortgage Assn.*                   3.993%             5/1/2033(1)                 56,413              57,189
  Federal National Mortgage Assn.*                   4.058%             5/1/2033(1)                 42,502              42,968
  Federal National Mortgage Assn.*                   4.059%             5/1/2033(1)                 15,968              16,234
  Federal National Mortgage Assn.*                   4.088%             4/1/2033(1)                 21,038              21,393
  Federal National Mortgage Assn.*                   4.159%             5/1/2033(1)                 29,541              30,058
  Federal National Mortgage Assn.*                   4.221%             7/1/2033(1)                 88,845              90,621
  Federal National Mortgage Assn.*                   4.558%            12/1/2032(1)                 29,075              29,802
  Federal National Mortgage Assn.*                   4.871%             9/1/2032(1)                 19,232              19,749
  Federal National Mortgage Assn.*                    4.93%             9/1/2032(1)                 10,382              10,680
  Federal National Mortgage Assn.*                   5.116%             8/1/2032(1)                 23,273              23,957
  Federal National Mortgage Assn.*                   5.248%             7/1/2032(1)                 11,447              11,819
  Federal National Mortgage Assn.*                    6.00%            12/1/2016(1)                 24,129              25,395
  Federal National Mortgage Assn.*                    6.00%             3/1/2017(1)                 18,212              19,169
  Federal National Mortgage Assn.*                    6.00%             5/1/2017(1)                 25,173              26,494
  Federal National Mortgage Assn.*                    6.50%            12/1/2011(1)                  2,980               3,189
  Federal National Mortgage Assn.*                    6.50%             9/1/2016(1)                 42,489              45,184
  Federal National Mortgage Assn.*                    6.50%             9/1/2016(1)                 31,357              33,346
  Federal National Mortgage Assn.*                    7.00%            10/1/2011(1)                  5,503               5,916
  Federal National Mortgage Assn.*                    7.00%             4/1/2013(1)                 30,413              32,697
  Federal National Mortgage Assn.*                    7.50%             3/1/2015(1)                  3,634               3,920
                                                                                                                 -------------
                                                                                                                 $   2,143,074
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,389,177)                                                   $   2,394,788
------------------------------------------------------------------------------------------------------------------------------
  TAXABLE MUNICIPAL BONDS (0.7%)
  California Dept. of Water Resources
    Power Supply Rev.                                3.975%                5/1/2005                 62,725              63,951
  Texas Municipal Gas Corp.                           2.60%             7/1/2007(3)                 44,410              44,921
------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS (Cost $107,261)                                                                    $     108,872
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                        MATURITY                    AMOUNT              VALUE*
SHORT-TERM CORPORATE FUND                            COUPON                 DATE                     (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (0.2%)
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OF BARBADOS                                7.25%           12/15/2021(3)          $       3,150       $      3,038
  Province of New Brunswick                          7.625%               6/29/2004                 15,850             16,258
  Republic of Columbia                               8.125%               5/21/2024                  4,775              4,298
  Republic of Costa Rica                             6.914%            1/31/2008(3)                  4,620              4,920
  Republic of Costa Rica                              8.05%            1/31/2013(3)                  2,310              2,553
  United Mexican States                              4.625%               10/8/2008                  8,000              8,060
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $38,647)                                                                             $     39,127
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------------------------------------------------------
  CSC Holdings, Inc., 11.125% Cvt. Pfd.** (Cost $10,476)                                     $     116,130       $     12,223
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE
                                                                                                    AMOUNT
                                                                                                     (000)
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government Obligations
    in a Pooled Cash Account                          1.02%                2/2/2004          $      66,267       $     66,267
  Collateralized by U.S. Government Obligations
    in a Pooled Cash Account--Note F                  1.02%                2/2/2004                 79,960             79,960
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $146,227)                                                                 $    146,227
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (Cost $16,131,433)                                                                     $ 16,401,567
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
  Other Assets--Note C                                                                                                340,127
  Liabilities--Note F                                                                                                (254,081)
                                                                                                                 -------------
                                                                                                                 $     86,046
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $ 16,487,613
==============================================================================================================================
*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional  charter;  its securities are neither issued nor guaranteed by the U.S.  government.  If needed,  access to additional funding  from the U.S.  Treasury  (beyond  the  issuer's  line-of-credit)  would require congressional action.
**Non-income-producing  security--all distributions received for the year were a return of capital.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Adjustable-rate note.
(3)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At January 31,
     2004,  the  aggregate  value  of  these   securities  was   $2,170,954,000,
     representing 13.2% of net assets.
(4)  Securities  with a value of  $13,634,000  have been  segregated  as initial margin for open futures contracts.
(5)  Non-income-producing security--security in default.
(6)  Scheduled  principal and interest payments are guaranteed by Municipal Bond
     Insurance Association.
(7)  Scheduled  principal  and  interest  payments  are  guaranteed  by American
     Municipal Bond Assurance Corporation.
(8)  Scheduled  principal  and  interest  payments are  guaranteed  by Financial
     Security Assurance.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $    16,449,952
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                        (234,979)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 270,134
  Futures Contracts                                                      (7,337)
  Swap Contracts                                                          9,843
--------------------------------------------------------------------------------
NET ASSETS                                                      $    16,487,613
================================================================================
Investor Shares--Net Assets
Applicable to 1,085,163,941 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $    11,731,626
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                      $         10.81
================================================================================
Admiral Shares--Net Assets
Applicable to 361,350,346 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $     3,906,531
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                       $         10.81
================================================================================
Institutional Shares--Net Assets
Applicable to 78,573,886 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       849,456
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                 $         10.81
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (85.1%)
------------------------------------------------------------------------------------------------------------------------------
  ASSET BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (8.2%)
  American Express Credit Account Master Trust        5.85%           11/15/2006(1)          $       5,000       $       5,044
  American Express Credit Account Master Trust        1.22%        12/15/2008(1)(2)                  4,180               4,188
  American Express Credit Account Master Trust        1.22%         2/16/2009(1)(2)                  4,025               4,033
  American Express Credit Account Master Trust        1.21%        11/16/2009(1)(2)                  3,625               3,630
  American Express Credit Account Master Trust        1.21%         9/15/2010(1)(2)                  6,800               6,813
  American Express Credit Account Master Trust        1.21%        10/15/2010(1)(2)                 10,000              10,031
  Bank One Issuance Trust                             1.21%         12/15/201(1)(2)                 25,000              25,049
  California Infrastructure & Econ. Dev.
    Bank Special Purpose Trust PG&E                   6.42%            9/25/2008(1)                  1,581               1,677
  California Infrastructure & Econ. Dev.
    Bank Special Purpose Trust SCE                    6.38%            9/25/2008(1)                 13,586              14,426
  California Infrastructure & Econ.
    Dev. Bank Special Purpose Trust SDG               6.31%            9/25/2008(1)                  4,009               4,255
    Chase Credit Card Master Trust                    1.19%         10/15/200(1)(2)                 20,000              20,000
  Chase Credit Card Master Trust                      1.21%         7/15/2010(1)(2)                 11,000              11,021
  Citibank Credit Card Issuance Trust                 1.22%         1/15/2010(1)(2)                 20,000              20,028
  Citibank Credit Card Master Trust                   6.30%            5/15/2008(1)                 10,000              10,816
  COMED Transitional Funding Trust                    5.63%            6/25/2009(1)                 15,000              16,078
  Detroit Edison Securitization Funding LLC           6.19%             3/1/2013(1)                 15,000              16,875
  Discover Card Master Trust I                        1.38%         2/16/2007(1)(2)                 10,000              10,012
  First USA Credit Card Master Trust                  1.19%         11/20/200(1)(2)                 15,000              15,001
  Fleet Credit Card Master Trust II                   1.32%      4/16/2007(1)(2)(4)                 20,000              20,020
  Fleet Home Equity Loan Trust                       1.399%         1/20/2033(1)(2)                  8,742               8,747
  Illinois Power Special Purpose Trust                5.54%            6/25/2009(1)                  7,000               7,528
  MBNA Master Credit Card Trust                                   7.15%1/15/2008(1)                 15,000              16,157
  Mellon Bank Premium Finance Loan Master Trust       1.47%        12/17/2007(1)(2)                  7,825               7,836
  Morgan Stanley Dean Witter Credit Card
    Home Equity Line of Credit Trust                  1.37%        11/25/2015(1)(2)                  5,785               5,786
  PECO Energy Transition Trust                        6.05%             3/1/2009(1)                 10,675              11,549
  PECO Energy Transition Trust                        6.52%            12/31/201(1)                 10,000              11,436
  PP&L Transition Bond Co. LLC                        7.05%            6/25/2009(1)                  4,325               4,811
  PSE&G Transition Funding LLC                        6.61%            6/15/2015(1)                 15,000              17,314
  Target Credit Card Master Trust                     1.21%         7/25/2008(1)(2)                 18,000              18,010
  Target Credit Card Master Trust                    1.295%         6/27/2011(1)(2)                 10,000              10,014
                                                                                                                 -------------
                                                                                                                 $     338,185
                                                                                                                 -------------
FINANCE (21.8%)
  BANKING (8.7%)
  Astoria Financial Corp.                             5.75%              10/15/2012                 10,000              10,512
  Bank of America Corp.                               7.40%               1/15/2011                 10,000              11,847
  Bank of America Corp.                              4.875%               9/15/2012                 12,000              12,219
  Bank One Corp.                                     7.875%                8/1/2010                  5,262               6,340
  Bank One Texas                                      6.25%               2/15/2008                  5,000               5,528
  BB&T Corp.                                          6.50%                8/1/2011                 12,500              14,180
  BB&T Corp.                                          4.75%               10/1/2012                  5,000               5,047
  Citicorp Lease Pass-Through Trust                   7.22%         6/15/2005(1)(3)                  1,235               1,318
  Citigroup Inc.                                     5.625%               8/27/2012                 20,000              21,341
  Corporacion Andina de Fomento                      6.875%               3/15/2012                  4,225               4,678
  Corporacion Andina de Fomento                       5.20%               5/21/2013                  5,000               4,983
  Deutsche Bank Financial LLC                        5.375%                3/2/2015                 10,000              10,337

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Financement Quebec                                  5.00%              10/25/2012          $      25,000       $      26,120
  Firstar Bank Milwaukee NA                           7.80%                7/5/2010                 10,000              10,800
  Golden West Financial                               4.75%               10/1/2012                 17,000              17,148
  Greenpoint Financial Corp.                          3.20%                6/6/2008                  6,500               6,370
  Hudson United Bank                                  7.00%               5/15/2012                  9,200              10,457
  M & T Bank Corp.                                    3.85%                4/1/2013                  2,750               2,770
  Marshall & Ilsley Bank                              5.25%                9/4/2012                  4,000               4,195
  Merchantile Bancshares                             4.625%               4/15/2013                 10,000               9,896
  JP Morgan Chase & Co.                               4.50%              11/15/2010                 10,000              10,149
  National Westminster Bank PLC                       7.75%              10/16/2007                  7,300               8,320
  North Fork Bancorp                                 5.875%               8/15/2012                  5,500               5,912
  Regions Financial Corp.                            6.375%               5/15/2012                  8,975               9,953
  Scotland International Finance                      7.70%            8/15/2010(3)                 10,000              11,991
  Sovereign Bank                                     5.125%               3/15/2013                  4,350               4,397
  Sovereign Bank                                     4.375%                8/1/2013                  5,000               5,102
  Union Planters Bank NA                             5.125%               6/15/2007                 10,000              10,630
  Union Planters Corp.                                7.75%                3/1/2011                 10,000              11,906
  UnionBanCal Corp.                                   5.25%              12/16/2013                  3,000               3,068
  United Overseas Bank Ltd.                           4.50%             7/2/2013(3)                  7,000               6,721
  Washington Mutual Bank                              5.50%               1/15/2013                  7,500               7,842
  Washington Mutual Finance Corp.                    6.875%               5/15/2011                 10,000              11,550
  Wells Fargo & Co.                                  5.125%                9/1/2012                 10,000              10,314
  Western Financial Bank                             9.625%               5/15/2012                  1,640               1,878
  Westpac Capital Trust III                          5.819%           12/30/2049(3)                 14,300              14,974
  Wilmington Trust Corp.                             4.875%               4/15/2013                 15,805              15,699
  Zions Bancorp                                       6.00%               9/15/2015                 11,000              11,813

BROKERAGE (2.8%)
  Bear Stearns & Co., Inc.                            4.00%               1/31/2008                  3,350               3,426
  Bear Stearns & Co., Inc.                           7.625%               12/7/2009                 14,350              17,131
  Bear Stearns & Co., Inc.                            4.50%              10/28/2010                 10,000              10,148
  Goldman Sachs Group Inc.                           3.875%               1/15/2009                  5,000               5,009
  Goldman Sachs Group Inc.                            5.25%              10/15/2013                 15,000              15,255
  Lehman Brothers Holdings Inc.                      6.625%               2/15/2008                  5,500               6,133
  Lehman Brothers Holdings Inc.                      4.375%              11/30/2010                 10,000              10,053
  Merrill Lynch & Co., Inc.                           4.50%               11/4/2010                 20,000              20,250
  Morgan Stanley                                     3.875%               1/15/2009                 10,000              10,023
  Morgan Stanley Dean Witter Discover & Co.           5.30%                3/1/2013                  8,000               8,240
  Spear, Leeds & Kellogg, LP                          8.25%            8/15/2005(3)                  5,000               5,472
  Topaz Ltd.                                          6.92%         3/10/2007(1)(3)                  5,023               5,354

  FINANCE COMPANIES (4.0%)
  American Express                                   4.875%               7/15/2013                 10,000              10,105
  American Express Credit Corp.                       3.00%               5/16/2008                 13,000              12,762
  American General Finance Corp.                     5.375%               10/1/2012                 20,000              20,840
  Berkshire Hathaway Inc.                            4.625%           10/15/2013(3)                 12,100              12,014
  Capital One Financial                               6.25%              11/15/2013                  8,000               8,532
  Countrywide Home Loan                               5.50%                8/1/2006                  5,000               5,341
  General Electric Capital Corp.                      3.25%               6/15/2009                 10,000               9,748
  General Electric Capital Corp.                     5.875%               2/15/2012                 25,000              27,057
  General Electric Capital Corp.                      6.00%               6/15/2012                 15,000              16,350

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Security Capital Group                              7.15%               6/15/2007          $       2,000       $       2,258
  SLM Corp.                                           5.05%              11/14/2014                 15,000              14,942
  USAA Capital Corp.                                  4.64%              12/15/2009                 26,000              27,105

  INSURANCE (4.1%)
  AIG SunAmerica Global Financing                     5.85%             8/1/2008(3)                 10,000              10,918
  Anthem Insurance                                   9.125%             4/1/2010(3)                  5,000               6,276
  Berkshire Hathaway Finance Corp.                    4.20%           12/15/2010(3)                  5,000               4,990
  Fidelity National Financial Inc.                    7.30%               8/15/2011                  7,500               8,538
  Hartford Financial Services Group                  4.625%            7/15/2013(3)                 10,000               9,804
  Jackson National Life Insurance Co.                 5.25%            3/15/2007(3)                  9,500              10,138
  Lincoln National Corp.                              6.20%              12/15/2011                  7,000               7,666
  Marsh & McLennan Cos. Inc.                         3.625%               2/15/2008                  2,600               2,613
  MetLife Inc.                                       6.125%               12/1/2011                 25,000              27,504
  NAC Re Corp.                                        7.15%              11/15/2005                  6,500               7,017
  Nationwide Financial Services                       5.90%                7/1/2012                  5,000               5,378
  Nationwide Life Global Funding                      5.35%            2/15/2007(3)                 10,820              11,520
  New York Global Funding                            5.375%            9/15/2013(3)                 12,000              12,520
  Principal Life Global                               4.40%               10/1/2010                 10,000              10,060
  Progressive Corp.                                  6.375%               1/15/2012                  5,800               6,472
  TIAA Global Markets                                 5.00%             3/1/2007(3)                 16,850              17,881
  TIAA Global Markets                                4.125%           11/15/2007(3)                  8,000               8,245

  REAL ESTATE INVESTMENT TRUSTS (2.2%)
  Chelsea Property Group                              6.00%               1/15/2013                  5,000               5,318
  CPG Partners LP                                     8.25%                2/1/2011                  5,000               6,019
  EOP Operating LP                                    7.00%               7/15/2011                 10,000              11,441
  Health Care Property Investment Inc.                6.45%               6/25/2012                  9,700              10,664
  Health Care REIT Inc.                               8.00%               9/12/2012                  5,000               5,890
  HRPT Properties Trust                               6.40%               2/15/2015                  9,500              10,082
  Irvine Apartment Communities Inc.                   7.00%               10/1/2007                  5,000               5,472
  iStar Financial Inc.                                7.00%               3/15/2008                    680                 734
  Merry Land & Investment Co., Inc.                  6.875%               11/1/2004                  2,000               2,064
  Merry Land & Investment Co., Inc.                   6.90%                8/1/2007                  5,000               5,556
  New Plan Excel Realty Trust                        5.875%               6/15/2007                  2,205               2,365
  Rouse Co.                                          5.375%              11/26/2013                  8,000               8,017
  Simon Property Group LP                            4.875%               3/18/2010                 10,000              10,267
  Sun Communities Operating LP                        5.75%               4/15/2010                  7,600               7,911
  Thornburg Mortgage                                  8.00%               5/15/2013                    675                 699
  Thornburg Mortgage                                  8.00%            5/15/2013(3)                    425                 440
                                                                                                                 -------------
                                                                                                                 $     902,332
                                                                                                                 -------------
INDUSTRIAL (44.7%)
  BASIC INDUSTRIES (2.0%)
  Abitibi-Consolidated Inc.                           8.55%                8/1/2010                    625                 674
  Alcan Inc.                                          5.20%               1/15/2014                  5,000               5,094
  BHP Billington Finance BV                           4.80%               4/15/2013                  6,000               6,077
  Celulosa Arauco Constitution SA                    5.125%                7/9/2013                  9,000               8,893
  Equistar Chemicals, LP                            10.125%                9/1/2008                    962               1,049
  Freeport-McMoRan Copper & Gold Inc.               10.125%                2/1/2010                    460                 529
  Inco Ltd.                                           5.70%              10/15/2015                  7,000               7,281
  International Paper Co.                             4.25%               1/15/2009                  2,950               2,987

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Jefferson Smurfit Corp.                             7.50%                6/1/2013          $       1,580       $       1,659
  Monsanto Co.                                       7.375%               8/15/2012                  5,000               5,765
  Nova Chemicals Corp.                                6.50%            1/15/2012(3)                  1,225               1,256
  Packaging Corp. of America                          5.75%                8/1/2013                  5,000               5,130
  Phelps Dodge Corp.                                  8.75%                6/1/2011                  6,010               7,404
  Rio Tinto Finance USA Ltd.                         2.625%               9/30/2008                  7,000               6,723
  Rohm & Haas Co.                                     7.40%               7/15/2009                  6,000               7,028
  UPM-Kymenne Corp.                                  5.625%            12/1/2014(3)                 10,000              10,334
  Vale Overseas Ltd.                                  8.25%               1/17/2034                  1,025                 917
  WMC Finance USA                                    5.125%               5/15/2013                  4,000               4,026

  CAPITAL GOODS (5.3%)
  Allied Waste North America Inc.                    10.00%                8/1/2009                  3,895               4,187
  Avery Dennison Corp.                               4.875%               1/15/2013                  6,800               6,863
  Bemis Co. Inc.                                      6.50%               8/15/2008                  5,000               5,614
  Boeing Capital Corp.                                6.10%                3/1/2011                  5,000               5,431
  The Boeing Co.                                     5.125%               2/15/2013                  8,000               8,144
  Crane Co.                                           5.50%               9/15/2013                  5,000               5,175
  CRH Capital Inc.                                    6.95%               3/15/2012                  8,555               9,720
  Crown Euro Holdings SA                              9.50%                3/1/2011                  1,815               2,042
  John Deere Capital Corp.                            5.10%               1/15/2013                 10,000              10,292
  Emerson Electric Co.                               7.125%               8/15/2010                 12,500              14,581
  General Dynamics                                    3.00%               5/15/2008                 17,350              17,052
  General Dynamics                                    4.50%               8/15/2010                  4,550               4,652
  Hutchison Whampoa International Ltd.                5.45%           11/24/2010(3)                  5,000               5,095
  L-3 Communications Corp.                           7.625%               6/15/2012                    675                 732
  L-3 Communications Corp.                           6.125%               7/15/2013                    450                 448
  Lockheed Martin Corp.                               8.20%               12/1/2009                  9,000              10,982
  Masco Corp.                                        4.625%               8/15/2007                  7,000               7,347
  Masco Corp.                                        5.875%               7/15/2012                 10,000              10,785
  Minnesota Mining & Manufacturing ESOP Trust         5.62%         7/15/2009(1)(3)                  5,715               6,260
  NMHG Holding Co.                                   10.00%               5/15/2009                  1,165               1,282
  Northrop Grumman Corp.                             7.125%               2/15/2011                  8,500               9,851
  Owens-Brockway Glass                               8.875%               2/15/2009                  2,250               2,464
  SPX Corp.                                           6.25%               6/15/2011                    700                 739
  SPX Corp.                                           7.50%                1/1/2013                    950               1,045
  Systems 2001 Asset Trust (British Aerospace)       7.156%        12/15/2011(1)(3)                  9,289              10,120
  Texas Industries Inc.                              10.25%               6/15/2011                    900               1,040
  Tyco International Group SA                         6.00%           11/15/2013(3)                  6,000               6,231
  United Technologies Corp.                           6.35%                3/1/2011                 30,600              34,181
  USA Waste Services                                 7.125%               10/1/2007                  5,560               6,251
  Waste Management, Inc.                             7.375%                8/1/2010                  8,000               9,280

  COMMUNICATIONS (7.3%)
  AT&T Broadband Corp.                               8.375%               3/15/2013                    815               1,003
  AT&T Corp.                                          6.00%               3/15/2009                     81                  87
  AT&T Wireless Services Inc.                        7.875%                3/1/2011                 20,000              23,438
  British Sky Broadcast Corp.                        6.875%               2/23/2009                 10,000              11,277
  British Telecommunications PLC                     8.375%              12/15/2010                 15,000              18,188
  Cingular Wireless                                   6.50%              12/15/2011                 15,000              16,462
  Clear Channel Communications Inc.                  3.125%                2/1/2007                  3,600               3,603

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Clear Channel Communications Inc.                   4.25%               5/15/2009          $       9,400       $       9,466
  Clear Channel Communications Inc.                   4.40%               5/15/2011                  6,000               5,899
  Comcast Corp.                                       5.85%               1/15/2010                  8,000               8,626
  Cox Communications, Inc.                            7.75%               11/1/2010                  5,000               5,924
  Cox Communications, Inc.                           4.625%                6/1/2013                  4,000               3,884
  Deutsche Telekom International Finance              8.50%               6/15/2010                 10,000              12,096
  Dex Media West LLC                                 9.875%            8/15/2013(3)                    625                 710
  DirecTV Holdings                                   8.375%               3/15/2013                  1,140               1,297
  Eircom Funding                                      8.25%               8/15/2013                  1,065               1,198
  France Telecom                                      9.25%                3/1/2011                 10,000              12,037
  GTE Corp.                                           6.36%               4/15/2006                  5,000               5,404
  GTE South Inc.                                      6.00%               2/15/2008                  7,000               7,592
  Intelsat Ltd.                                       5.25%            11/1/2008(3)                  1,975               2,053
  News America Inc.                                   4.75%               3/15/2010                  9,800              10,050
  SBC Communications Inc.                             6.25%               3/15/2011                  5,000               5,490
  SBC Communications Inc.                            5.875%               8/15/2012                 20,000              21,366
  Scholastic Corp.                                    5.00%               4/15/2013                  4,425               4,397
  Shaw Communications Inc.                            8.25%               4/11/2010                    700                 819
  TCI Communications, Inc.                            7.25%                8/1/2005                  7,000               7,510
  Telecom Italia                                      5.25%           11/15/2013(3)                 15,000              15,037
  Telstra Corp. Ltd.                                 6.375%                4/1/2012                 15,000              16,754
  Univision Communications Inc.                      3.875%              10/15/2008                  7,000               7,006
  USA Interactive                                     7.00%               1/15/2013                  9,900              11,060
  Verizon Wireless Inc.                              5.375%              12/15/2006                 12,050              12,882
  Vodafone Airtouch PLC                               7.75%               2/15/2010                 10,000              11,832
  Washington Post Co.                                 5.50%               2/15/2009                 24,350              26,539

  CONSUMER CYCLICAL (7.1%)
  American Honda Finance                              1.39%         1/27/2006(2)(3)                 22,000              22,000
  Cendant Corp.                                       6.25%               1/15/2008                  5,550               6,079
  Costco Wholesale Corp.                              5.50%               3/15/2007                  4,425               4,768
  CVS Corp.                                          6.117%         1/10/2013(1)(3)                  8,287               9,133
  DaimlerChrysler North America Holding Corp.         4.05%                6/4/2008                  7,000               6,971
  Delphi Corp.                                        6.50%                5/1/2009                  5,000               5,467
  Ford Motor Credit Co.                               7.25%              10/25/2011                 10,500              11,378
  Ford Motor Credit Co.                               7.00%               10/1/2013                  7,000               7,373
  General Motors Acceptance Corp.                    6.875%               9/15/2011                 10,000              10,796
  General Motors Acceptance Corp.                     7.00%                2/1/2012                 10,000              10,788
  GTECH Holdings Corp.                                4.75%           10/15/2010(3)                  5,000               5,085
  Harrah's Operating Co. Inc.                         8.00%                2/1/2011                  8,125               9,556
  Hyundai Motor                                       5.30%           12/19/2008(3)                    825                 837
  International Speedway Corp.                       7.875%              10/15/2004                  5,000               5,190
  Isle of Capri Casinos                               9.00%               3/15/2012                  2,010               2,221
  Liberty Media Corp.                                 7.75%               7/15/2009                  8,650              10,004
  Mail-Well Inc.                                     7.875%            12/1/2013(3)                    700                 679
  MDC Holdings Inc.                                   7.00%               12/1/2012                  1,615               1,798
  Mohawk Industries Inc.                              7.20%               4/15/2012                  8,035               9,202
  Office Depot Inc.                                   6.25%               8/15/2013                 10,000              10,638
  Park Place Entertainment Corp.                     7.875%               3/15/2010                  2,250               2,537
  J.C. Penney Co., Inc.                               8.00%                3/1/2010                  1,125               1,283
  Royal Caribbean Cruises                             6.75%               3/15/2008                    680                 724

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Royal Caribbean Cruises                             8.75%                2/2/2011          $         680       $         782
  Russell Corp.                                       9.25%                5/1/2010                  1,810               1,928
  Shaw Group Inc.                                    10.75%               3/15/2010                  1,100               1,169
  Speedway Motorsports Inc.                           6.75%                6/1/2013                    675                 705
  Staples Inc.                                       7.375%               10/1/2012                 13,360              15,500
  Target Corp.                                       5.375%               6/15/2009                 23,100              24,989
  Time Warner Inc.                                    6.75%               4/15/2011                  5,000               5,605
  Toll Corp.                                          8.25%                2/1/2011                    695                 770
  Toyota Motor Credit Corp.                           4.35%              12/15/2010                 20,000              20,350
  URS Corp.                                          12.25%                5/1/2009                    475                 508
  URS Corp.                                          11.50%            9/15/2009(3)                  1,400               1,596
  Viacom Inc.                                         7.70%               7/30/2010                  5,000               5,980
  Viacom Inc.                                        6.625%               5/15/2011                  9,575              10,924
  Wal-Mart Stores, Inc.                              6.875%               8/10/2009                 34,000              39,234
  WCI Communities Inc.                               9.125%                5/1/2012                  2,700               3,004
  Yum! Brands Inc.                                    7.70%                7/1/2012                  4,000               4,680

  CONSUMER NONCYCLICAL (11.3%)
  Altria Group                                       5.625%               11/4/2008                  2,475               2,573
  AmerisourceBergen Corp.                             7.25%              11/15/2012                  1,100               1,177
  Anheuser-Busch Cos., Inc.                          4.625%                2/1/2015                 10,000               9,847
  Anthem Inc.                                         6.80%                8/1/2012                 10,000              11,430
  Archer-Daniels-Midland Co.                          5.87%              11/15/2010                 10,000              10,930
  Bavaria SA                                         8.875%            11/1/2010(3)                  1,040               1,040
  Beckman Coulter Inc.                               6.875%              11/15/2011                  8,000               8,992
  Becton, Dickinson & Co.                             4.55%               4/15/2013                  8,000               7,919
  Biovail Corp.                                      7.875%                4/1/2010                  1,090               1,128
  Brown-Forman Corp.                                  3.00%            3/15/2008(3)                 15,000              14,792
  Cadbury Schweppes                                  5.125%            10/1/2013(3)                  4,000               4,030
  Campbell Soup Co.                                  5.875%               10/1/2008                 10,000              11,011
  Cargill Inc.                                        6.25%             5/1/2006(3)                 13,000              14,039
  Cargill Inc.                                        6.30%            4/15/2009(3)                  8,750               9,672
  Coca Cola Bottling Co.                              5.00%              11/15/2012                  7,000               6,909
  Colgate-Palmolive Co.                               5.98%               4/25/2012                 14,300              15,807
  Conagra Foods Inc.                                  6.75%               9/15/2011                 16,837              19,098
  Dean Foods Co.                                      8.15%                8/1/2007                  2,000               2,200
  Delhaize America Inc.                              8.125%               4/15/2011                  1,150               1,332
  Diageo Capital PLC                                 3.375%               3/20/2008                 18,000              18,049
  Dole Foods Co.                                      7.25%               6/15/2010                  1,800               1,899
  Estee Lauder Cos. Inc.                              6.00%               1/15/2012                  6,800               7,491
  Fisher Scientific International Inc.               8.125%                5/1/2012                  1,120               1,205
  Fosters Finance Corp.                              6.875%            6/15/2011(3)                  8,650               9,904
  Gillette Co.                                       2.875%               3/15/2008                 15,000              14,777
  HCA Inc.                                            6.95%                5/1/2012                  7,500               8,204
  HCA Inc.                                            6.75%               7/15/2013                    400                 435
  Health Care Services Corp.                          7.75%            6/15/2011(3)                 20,000              23,290
  H.J. Heinz Co.                                     6.625%               7/15/2011                 10,500              11,937
  Hormel Foods Corp.                                 6.625%             6/1/2011(3)                 16,085              18,158
  Johnson & Johnson                                   3.80%               5/15/2013                 12,000              11,459
  Kellogg Co.                                         6.60%                4/1/2011                 13,500              15,239
  Kroger Co.                                          6.20%               6/15/2012                  9,300              10,051

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Laboratory Corp. of America                         5.50%                2/1/2013          $       3,500       $       3,639
  Land O'Lakes Inc.                                   9.00%           12/15/2010(3)                    410                 410
  Land O'Lakes Inc.                                   8.75%              11/15/2011                  1,650               1,469
  Manor Care Inc.                                     6.25%                5/1/2013                  4,000               4,234
  McKesson Corp.                                      7.75%                2/1/2012                  5,000               5,920
  Omnicare, Inc.                                     6.125%                6/1/2013                  1,125               1,128
  PepsiAmericas Inc.                                  5.95%               2/15/2006                 11,460              12,268
  Quest Diagnostic Inc.                               7.50%               7/12/2011                 17,760              20,929
  Safeway Inc.                                        7.50%               9/15/2009                  5,495               6,340
  Sara Lee Corp.                                      6.25%               9/15/2011                 25,000              27,988
  Schering-Plough Corp.                               5.30%               12/1/2013                  5,000               5,132
  Scotts Co.                                         6.625%           11/15/2013(3)                  1,050               1,092
  Swift & Co.                                       10.125%               10/1/2009                    925               1,008
  Uniliver Capital Corp.                             7.125%               11/1/2010                 34,000              39,883
  Watson Pharmaceuticals Inc.                        7.125%               5/15/2008                  5,000               5,410
  Wellpoint Health Networks                          6.375%               1/15/2012                 15,000              16,508
  Wyeth                                               6.70%               3/15/2011                  5,000               5,675

ENERGY (5.4%)
  Anadarko Finance Co.                                6.75%                5/1/2011                 10,000              11,453
  Baker Hughes Inc.                                  7.875%               6/15/2004                  2,000               2,046
  Chesapeake Energy Corp.                             7.75%               1/15/2015                    950               1,036
  Chesapeake Energy Corp.                            6.875%            1/15/2016(3)                    900                 923
  Conoco Funding Co.                                  6.35%              10/15/2011                 14,000              15,779
  Enbridge Energy Partners                            4.75%                6/1/2013                 10,000               9,731
  Global Santa Fe                                     5.00%               2/15/2013                  7,500               7,578
  Nexen Inc.                                          5.05%              11/20/2013                  5,000               5,001
  Occidental Petroleum                                4.25%               3/15/2010                 20,000              20,158
  Ocean Energy Inc.                                  4.375%               10/1/2007                  5,440               5,625
  Offshore Logistic                                  6.125%               6/15/2013                    890                 859
  Oil Enterprises Ltd.                               6.239%      6/30/2008(1)(3)(6)                  4,150               4,554
  Pemex Finance Ltd.                                  6.55%            2/15/2008(1)                  5,000               5,411
  Pemex Finance Ltd.                                  9.69%            8/15/2009(1)                 15,000              17,625
  Petrobras International Finance                    9.125%                7/2/2013                  1,050               1,134
  Petro-Canada                                        4.00%               7/15/2013                  5,000               4,686
  Petroliam Nasional Berhd                            7.75%            8/15/2015(3)                 15,000              18,103
  Petronas Capital Ltd.                               7.00%            5/22/2012(3)                 17,225              19,671
  PF Export Receivables Master Trust                  6.60%      12/1/2011(1)(3)(7)                 25,000              27,700
  PF Export Receivables Master Trust                 3.748%          6/1/2013(1)(3)                  3,200               3,129
  PF Export Receivables Master Trust                 6.436%          6/1/2015(1)(3)                  6,131               6,186
  Pioneer Natural Resources Co.                       6.50%               1/15/2008                    500                 546
  Transocean Sedco Forex Inc.                         6.95%               4/15/2008                 11,300              12,694
  Woodside Finance Ltd.                               5.00%           11/15/2013(3)                 10,000              10,087
  XTO Energy Inc.                                     6.25%               4/15/2013                    975               1,060
  XTO Energy Inc.                                     4.90%                2/1/2014                  8,400               8,274

  TECHNOLOGY (1.9%)
  Applied Materials, Inc.                             8.00%                9/1/2004                  5,000               5,184
  Applied Materials, Inc.                             6.75%              10/15/2007                 11,250              12,538
  First Data Corp.                                   5.625%               11/1/2011                 15,750              16,997
  Flextronics International Ltd.                      6.50%               5/15/2013                  1,575               1,638

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  Harris Corp.                                        6.35%                2/1/2028          $       9,000       $       9,727
  Iron Mountain, Inc.                                 7.75%               1/15/2015                  1,325               1,391
  NCR Corp.                                          7.125%               6/15/2009                  9,400              10,361
  Pitney Bowes Inc.                                  4.625%               10/1/2012                 15,000              15,148
  SunGard Data Systems                               4.875%            1/15/2014(3)                  5,000               4,941
  Xerox Corp.                                         9.75%               1/15/2009                  1,575               1,851

TRANSPORTATION (2.9%)
  AMR Corp.                                           9.00%                8/1/2012                    400                 356
  Burlington Northern Railroad Co. Equipment Trust    7.33%               6/23/2010                  2,673               2,759
  Burlington Northern Santa Fe Corp.                  6.75%               7/15/2011                  5,000               5,693
  Burlington Northern Santa Fe Corp.                  4.30%                7/1/2013                  5,000               4,799
  Continental Airlines Enhanced Equipment
      Trust Certificates                             7.434%            9/15/2004(1)                  5,000               4,950
  Continental Airlines Enhanced Equipment
      Trust Certificates                             6.563%            2/15/2012(1)                  3,000               3,224
  Continental Airlines Enhanced Equipment
      Trust Certificates                             6.648%               9/15/2017                  1,331               1,331
  Continental Airlines Enhanced Equipment
  Trust Certificates                                 7.256%            3/15/2020(1)                  5,816               6,020
  CSX Corp.                                           6.75%               3/15/2011                  9,095              10,248
  CSX Corp.                                           5.30%               2/15/2014                  5,000               5,062
  Delta Air Lines Enhanced Equipment
      Trust Certificates                             6.417%                7/2/2012                  8,000               8,636
  Delta Air Lines Equipment Trust Certificates       7.541%           10/11/2011(1)                  3,318               2,621
  Delta Air Lines Equipment Trust Certificates        8.54%             1/2/2007(1)                  1,305               1,129
  ERAC USA Finance Co.                                7.95%              12/15/2009                 10,000              11,857
  ERAC USA Finance Co.                                8.00%            1/15/2011(3)                  5,740               6,831
  Hertz Corp.                                        7.625%               8/15/2007                  5,000               5,524
  Hertz Corp.                                        6.625%               5/15/2008                  5,000               5,322
  Kansas City Southern Industries, Inc.               7.50%               6/15/2009                  1,575               1,626
  Northwest Airlines Corp.                           8.875%                6/1/2006                    825                 780
  Northwest Airlines Enhanced Equipment
  Trust Certificates                                 7.575%             3/1/2019(1)                    706                 749
  Northwest Airlines Enhanced Equipment
  Trust Certificates                                  8.07%             1/2/2015(1)                    327                 242
  Quantas Airways                                    5.125%            6/20/2013(3)                 11,700              11,393
  TFM SA de CV                                       12.50%               6/15/2012                  1,840               2,107
  Union Pacific Corp.                                3.625%                6/1/2010                  9,500               9,135
  Union Pacific Corp.                                 6.65%               1/15/2011                  8,223               9,281
  Westinghouse Air Brake                             6.875%               7/31/2013                    425                 455

  OTHER (1.5%)
  Briggs & Stratton Corp.                            8.875%               3/15/2011                  1,600               1,920
  Cintas Corp.                                        6.00%                6/1/2012                  5,000               5,438
  Eaton Corp.                                         5.75%               7/15/2012                 10,000              10,771
  Parker Retirement Savings Plan Trust                6.34%         7/15/2008(1)(3)                  2,432               2,665
  Parker-Hannifin Corp.                              4.875%               2/15/2013                  6,100               6,131
  Targeted Return Index Securities Trust 5-2002       5.89%            1/25/2007(3)                 12,488              13,374
  Targeted Return Index Securities Trust 10-2002     6.851%            1/15/2012(3)                 21,300              24,021
                                                                                                                 -------------
                                                                                                                 $   1,846,261
                                                                                                                 -------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
UTILITIES (10.4%)
  ELECTRIC (9.3%)
  Baltimore Gas & Electric Co.                        6.25%               12/8/2005          $       5,000       $       5,367
  Baltimore Gas & Electric Co.                        6.70%               12/1/2006                  9,000               9,974
  Calpine Corp.                                       6.87%         7/15/2007(2)(3)                  2,090               2,016
  Cincinnati Gas & Electric Co.                       5.70%               9/15/2012                  5,000               5,301
  Cleveland Electric Illuminating Co.                 7.43%               11/1/2009                  8,300               9,507
  Columbus Southern Power                             4.40%               12/1/2010                  6,000               6,115
  Consolidated Edison Inc.                            6.25%                2/1/2008                  7,750               8,550
  Consumers Energy Co.                                4.80%            2/17/2009(3)                  9,200               9,413
  Dominion Resources Inc.                            8.125%               6/15/2010                  6,600               7,929
  Dominion Resources Inc.                             5.00%               3/15/2013                  9,000               9,009
  DTE Energy Co.                                      6.65%               4/15/2009                 12,260              13,752
  Duquesne Light Co.                                  6.70%               4/15/2012                 12,000              13,541
  Enersis SA                                         7.375%            1/15/2014(3)                    425                 454
  Entergy Gulf States, Inc.                           3.60%             6/1/2008(3)                 10,000               9,803
  Florida Power Corp.                                 4.80%                3/1/2013                  8,000               8,008
  FPL Group Capital Inc.                             7.375%                6/1/2009                 10,000              11,640
  Georgia Power Capital Trust                        4.875%               11/1/2042                  5,000               5,101
  GWF Energy LLC                                     6.131%           12/30/2011(3)                  4,664               4,770
  HQI Transelec Chile SA                             7.875%               4/15/2011                 20,379              23,834
  LG&E Capital Corp.                                  6.46%            1/15/2008(3)                  5,000               5,382
  Nevada Power Co.                                  10.875%              10/15/2009                    625                 731
  Nevada Power Co.                                    8.25%                6/1/2011                  1,575               1,717
  NiSource Finance Corp.                             7.875%              11/15/2010                  5,594               6,710
  NRG Energy Corp.                                    8.00%           12/15/2013(3)                    400                 414
  Nstar                                               8.00%               2/15/2010                 20,000              24,104
  Ohio Edison                                         4.00%             5/1/2008(3)                  5,000               4,946
  Ohio Power Co.                                      4.85%               1/15/2014                 10,000               9,894
  Oncor Electric Delivery Co.                        6.375%                5/1/2012                 11,700              12,970
  Pacific Gas & Electric Co.                        10.375%            11/1/2005(3)                 11,200              11,480
  PacifiCorp Australia LLC                            6.15%         1/15/2008(3)(7)                 14,000              15,156
  PECO Energy Co.                                     5.95%               11/1/2011                 12,000              13,138
  PECO Energy Co.                                     5.95%               11/1/2011                 15,000              16,807
  PECO Energy Co.                                     4.75%               10/1/2012                  4,500               4,520
  PPL Electric Utilities Corp.                        6.25%               8/15/2009                 10,000              11,091
  Public Service Co. of Colorado                      5.50%                4/1/2014                  7,000               7,312
  Public Service Co. of New Mexico                    4.40%               9/15/2008                  1,600               1,629
  Public Service Electric & Gas                       4.00%               11/1/2008                  2,950               2,995
  Southern California Edison Co.                      8.00%               2/15/2007                  9,500              10,870
  Southern California Edison Co.                     7.625%               1/15/2010                 20,000              23,489
  Southern California Edison Co.                      5.00%               1/15/2014                  5,000               5,037
  SP Powerassets Ltd.                                 5.00%           10/22/2013(3)                 15,000              15,165
  Texas-New Mexico Power Co.                         6.125%             6/1/2008(3)                  4,475               4,624
  United Electric Distribution                        4.70%            4/15/2011(3)                 10,000              10,193

  NATURAL GAS (1.1%)
  AGL Capital Corp.                                  7.125%               1/14/2011                 10,000              11,594
  Enterprise Products Operating LP                    8.25%               3/15/2005                  8,300               8,847
  Florida Gas Transmission                           7.625%            12/1/2010(3)                  5,000               5,859
  Gulfterra Energy Partner                            8.50%                6/1/2010                    869               1,002

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                           MATURITY                 AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                    DATE                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
  KeySpan Gas East Corp.                             7.875%                2/1/2010          $      10,000       $      11,975
  Southern California Gas Co.                        4.375%               1/15/2011                  5,000               5,027
  Yosemite Security Trust                             8.25%        11/15/2004(3)(5)                  2,500                 806
                                                                                                                 -------------
                                                                                                                 $     429,568
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,346,052)                                                                          $   3,516,346
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.1%)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (2.8%)
  U.S. Treasury Note                                  6.50%               2/15/2010          $       4,000       $       4,666
  U.S. Treasury Note                                  5.00%               8/15/2011                  4,900               5,281
  U.S. Treasury Note                                  4.25%              11/15/2013                105,030             105,982
                                                                                                                 -------------
                                                                                                                 $     115,929
                                                                                                                 -------------
AGENCY BONDS AND NOTES (3.5%)
  Federal National Mortgage Assn.*                    6.25%                2/1/2011                 30,000              33,400
  Federal National Mortgage Assn.*                    6.00%               5/15/2011                 20,000              22,286
  Federal National Mortgage Assn.*                   5.375%              11/15/2011                 50,000              53,604
  Federal National Mortgage Assn.*                    5.25%                8/1/2012                 35,000              36,297
                                                                                                                 -------------
                                                                                                                 $     145,587
                                                                                                                 -------------
MORTGAGE-BACKED SECURITIES (5.8%)
  Federal Home Loan Mortgage Corp.*                   4.00%            6/15/2022(1)                  7,233               7,356
  Federal Home Loan Mortgage Corp.*                   4.00%            8/15/2026(1)                 13,937              13,906
  Federal Home Loan Mortgage Corp.*                   4.00%            5/15/2029(1)                 12,998              12,686
  Federal Home Loan Mortgage Corp.*                   4.50%            5/15/2026(1)                 88,658              90,071
  Federal Home Loan Mortgage Corp.*                   4.50%            6/15/2028(1)                 31,487              31,499
  Federal Home Loan Mortgage Corp.*                  4.891%             9/1/2032(1)                  7,890               8,040
  Federal Home Loan Mortgage Corp.*                   5.00%            4/15/2016(1)                 27,808              28,397
  Federal Home Loan Mortgage Corp.*                   5.00%           11/15/2026(1)                 15,000              15,453
  Federal Home Loan Mortgage Corp.*                  5.083%             8/1/2032(1)                 18,373              18,867
  Federal Home Loan Mortgage Corp.*                   6.00%             4/1/2017(1)                 12,107              12,747
                                                                                                                 -------------
                                                                                                                 $     239,022
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $486,423)                                                     $     500,538
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.4%)
------------------------------------------------------------------------------------------------------------------------------
  Government of Barbados                              7.25%           12/15/2021(3)          $       1,850       $       1,784
  Republic of Columbia                               8.125%               5/21/2024                  1,225               1,103
  Republic of Costa Rica                             6.914%            1/31/2008(3)                  1,380               1,470
  Republic of Costa Rica                              8.05%            1/31/2013(3)                    690                 762
  United Mexican States                              4.625%               10/8/2008                  6,000               6,045
  United Mexican States                              6.375%               1/16/2013                  6,000               6,225
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $16,966)                                                                             $      17,389
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. 11.125% Cvt. Pfd.** (Cost $3,073)                                                34,058       $       3,585
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE              MARKET
                                                                        MATURITY                    AMOUNT              VALUE*
INTERMEDIATE-TERM CORPORATE FUND                     COUPON                 DATE                     (000)               (000)
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                 1.02%             2/2/2004                   $39,238             39,238
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note F                         1.02%             2/2/2004                   111,086            111,086
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $150,324)                                                                                                     150,324
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (Cost $4,002,838)                                                                                                 4,188,182
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                   73,590
Security Lending Collateral Payable to Brokers--Note F                                                               (111,086)
Other Liabilities                                                                                                     (19,702)

                                                                                                                     ---------
                                                                                                                      (57,198)
---------------------------------------------------------------------------------------------------------------------=========
NET ASSETS (100%)                                                                                                  $4,130,984
==============================================================================================================================

*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.
**Non-income-producing security--all distributions received for the year were a return of capital.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Adjustable-rate note.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the aggregate value of these securities was $601,504,000, representing 14.6% of net assets.
(4) Securities with a value of $6,505,000 have been segregated as initial margin for open futures contracts.
(5) Non-income-producing security--security in default.
(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(7) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $3,957,839
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (9,411)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 185,344
  Futures Contracts                                                      (3,475)
  Swap Contracts                                                            687
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,130,984

Investor Shares--Net Assets
Applicable to 276,007,006 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)  $2,813,459
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $10.19
================================================================================

Admiral Shares--Net Assets
Applicable to 129,252,305 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)  $1,317,525
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $10.19
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (95.4%)
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
Connecticut RRB Special Purpose Trust                     6.21%    12/30/2011(1)  12,870       14,370
                                                                                          -----------
FINANCE (27.1%)
BANKING (12.9%)
Abbey National PLC                                        7.95%    10/26/2029     15,000       19,030
Bank of America Corp.                                    5.125%    11/15/2014     21,725       21,901
Bank of New York Co., Inc.                               6.375%      4/1/2012     20,000       22,368
Bank of New York Co., Inc.                                5.50%     12/1/2017     10,300       10,792
Bank One Corp.                                            7.75%     7/15/2025     25,000       30,778
Bank One Corp.                                           7.625%    10/15/2026     10,000       12,206
Bank One Corp.                                            8.00%     4/29/2027     15,000       19,056
BB&T Corp.                                                6.50%      8/1/2011     15,000       17,017
Citigroup Inc.                                           6.625%     1/15/2028     25,000       27,737
Citigroup Inc.                                           6.625%     6/15/2032     38,000       41,965
Citigroup Inc.                                            6.00%    10/31/2033      9,000        9,156
Fifth Third Bank                                          4.50%      6/1/2018      8,400        7,887
ING Finance                                              5.125%      5/1/2015(2)  32,600       32,623
International Bank For Reconstruction & Development      7.625%     1/19/2023     43,320       56,291
National City Bank Pennsylvania                           7.25%    10/21/2011     10,000       11,714
National City Corp.                                      6.875%     5/15/2019      5,000        5,791
NationsBank Corp.                                         7.75%     8/15/2015     10,000       12,253
NationsBank Corp.                                         7.25%    10/15/2025      5,000        5,891
NationsBank Corp.                                         6.80%     3/15/2028     35,000       39,487
Regions Financial Corp.                                   7.00%      3/1/2011     15,005       17,240
Royal Bank of Scotland Group PLC                          5.00%     10/1/2014     30,000       30,280
SunTrust Bank                                             5.45%     12/1/2017     21,000       21,751
US Bank N.A.                                              6.30%      2/4/2014     54,000       60,438
Wachovia Corp.                                           6.605%     10/1/2025     30,000       33,370
Wells Fargo & Co.                                         5.00%    11/15/2014     20,000       20,205

BROKERAGE (0.5%)
Goldman Sachs Group Inc.                                 6.125%     2/15/2033     22,100       22,462

FINANCE COMPANIES (3.6%)
Associates Corp.                                          6.95%     11/1/2018      5,000        5,855
CIT Group Inc.                                            7.75%      4/2/2012     10,000       11,863
General Electric Capital Corp.                           8.125%     5/15/2012     42,000       51,074
General Electric Capital Corp.                            6.75%     3/15/2032     38,975       43,988
Household Finance Corp.                                  7.625%     5/17/2032     12,000       14,704
Mellon Financial Corp.                                    5.50%    11/15/2018      8,800        9,000
SLM Corp.                                                 5.05%    11/14/2014     30,000       29,885

INSURANCE (10.1%)
Allstate Corp.                                            7.50%     6/15/2013     10,000       11,937
Allstate Corp.                                            6.75%     5/15/2018     20,000       23,061
Ambac, Inc.                                               7.50%      5/1/2023     20,000       22,664
American General Corp.                                   6.625%     2/15/2029     24,000       26,614
Chubb Corp.                                               6.80%    11/15/2031      4,000        4,456
Cincinnati Financial Corp.                                6.90%     5/15/2028     20,000       22,352

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
                                                         COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------

Equitable Cos. Inc.                                       7.00%      4/1/2028     34,910       39,161
John Hancock Mutual Life Insurance Co.                   7.375%     2/15/2024(2)  30,000       34,142
Hartford Life Inc.                                       7.375%      3/1/2031     50,000       58,954
Liberty Mutual Insurance Co.                              8.50%     5/15/2025(2)  43,335       48,102
Massachusetts Mutual Life                                7.625%    11/15/2023(2)  15,970       19,446
Massachusetts Mutual Life                                 7.50%      3/1/2024(2)   8,710       10,493
MBIA, Inc.                                                7.00%    12/15/2025      7,550        8,320
MBIA, Inc.                                                7.15%     7/15/2027      5,000        5,620
Metropolitan Life Insurance Co.                           7.80%     11/1/2025(2)  35,000       41,095
New York Life Insurance                                  5.875%     5/15/2033(2)  52,775       53,287
Travelers Property Casualty Corp.                         7.75%     4/15/2026     25,000       30,203
                                                                                          -----------
                                                                                            1,235,965
                                                                                          -----------
INDUSTRIAL (56.7%)
BASIC INDUSTRY (7.9%)
Aluminum Co. of America                                   6.75%     1/15/2028     45,000       50,906
BHP Billington Finance BV                                 4.80%     4/15/2013     17,500       17,725
Dow Chemical Co.                                         7.375%     11/1/2029     40,000       46,029
E.I. du Pont de Nemours & Co.                             6.50%     1/15/2028     42,100       47,032
HBOS PLC                                                  6.00%     11/1/2033(2)  27,250       27,455
International Paper Co.                                   5.30%      4/1/2015     20,000       19,823
International Paper Co.                                  6.875%     11/1/2023     10,000       10,863
Morton International, Inc.                                9.65%      6/1/2020     10,000       13,428
Pharmacia Corp.                                           6.75%    12/15/2027     28,000       32,474
PPG Industries, Inc.                                     6.875%     2/15/2012     10,200       11,665
PPG Industries, Inc.                                      9.00%      5/1/2021      9,750       12,808
Rohm & Haas Co.                                           7.85%     7/15/2029     25,000       31,014
Westvaco Corp.                                            9.75%     6/15/2020     15,000       19,512
Westvaco Corp.                                            7.95%     2/15/2031     15,000       17,505

CAPITAL GOODS (5.9%)
The Boeing Co.                                           6.625%     2/15/2038     13,000       13,944
The Boeing Co.                                           7.875%     4/15/2043      8,000        9,872
Caterpillar Inc.                                         6.625%     7/15/2028     39,000       43,921
Caterpillar Inc.                                          7.30%      5/1/2031      5,000        6,111
Deere & Co.                                               6.95%     4/25/2014     18,500       21,657
Deere & Co.                                              7.125%      3/3/2031     18,680       22,227
Lockheed Martin Corp.                                     7.65%      5/1/2016     35,000       43,172
Minnesota Mining & Manufacturing Corp.                   6.375%     2/15/2028     35,000       38,731
Tenneco Packaging                                        8.125%     6/15/2017     20,000       24,311
United Technologies Corp.                                8.875%    11/15/2019     15,000       20,185
United Technologies Corp.                                 6.70%      8/1/2028      5,000        5,595
United Technologies Corp.                                 7.50%     9/15/2029     15,000       18,483

COMMUNICATION (6.8%)
Bell Telephone Co. of Pennsylvania                        8.35%    12/15/2030      6,260        7,897
BellSouth Corp.                                          6.875%    10/15/2031     40,000       43,744
Comcast Corp.                                             6.50%     1/15/2015     20,000       21,981
Cox Communications, Inc.                                  5.50%     10/1/2015     11,000       11,212
GTE Corp.                                                 6.94%     4/15/2028     20,000       21,152
Indiana Bell Telephone Co., Inc.                          7.30%     8/15/2026     35,000       40,035
Michigan Bell Telephone Co.                               7.85%     1/15/2022     25,000       30,461

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
New Jersey Bell Telephone Co.                             8.00%      6/1/2022     25,000       29,837
New York Times Co.                                        8.25%     3/15/2025     30,000       33,094
Pacific Bell                                             7.125%     3/15/2026     15,000       16,822
Verizon Maryland Inc.                                    5.125%     6/15/2033     12,000       10,610
Verizon Virginia Inc.                                    4.625%     3/15/2013      8,800        8,519
Vodafone Group PLC                                       5.375%     1/30/2015     34,225       35,108

CONSUMER CYCLICAL (6.2%)
Dayton Hudson Corp.                                       6.65%      8/1/2028     15,000       16,417
The Walt Disney Co.                                       6.20%     6/20/2014      8,000        8,611
The Walt Disney Co.                                       7.00%      3/1/2032     22,500       25,720
General Motors Corp.                                      7.70%     4/15/2016     10,000       10,958
General Motors Corp.                                      7.40%      9/1/2025     15,800       16,116
Lowe's Cos. Inc.                                          6.50%     3/15/2029     26,010       28,676
McDonald's Corp.                                         6.375%      1/8/2028     12,500       13,115
Target Corp.                                              7.00%     7/15/2031     20,000       22,987
Time Warner Inc.                                         6.875%     6/15/2018     10,000       11,104
Time Warner Inc.                                         6.625%     5/15/2029     20,775       21,447
Viacom Inc.                                              7.875%     7/30/2030     40,000       50,424
Wal-Mart Stores, Inc.                                     7.55%     2/15/2030     45,000       56,115

CONSUMER NONCYCLICAL (19.5%)
Anheuser-Busch Cos., Inc.                                 6.75%    12/15/2027     10,000       11,352
Anheuser-Busch Cos., Inc.                                 6.80%     8/20/2032     31,900       36,844
Anheuser-Busch Cos., Inc.                                 6.00%     11/1/2041     21,000       21,589
Archer-Daniels-Midland Co.                               8.375%     4/15/2017     20,000       25,927
Archer-Daniels-Midland Co.                                7.50%     3/15/2027      4,015        4,892
Archer-Daniels-Midland Co.                                6.75%    12/15/2027     11,000       12,379
Archer-Daniels-Midland Co.                               6.625%      5/1/2029      4,000        4,460
Archer-Daniels-Midland Co.                               5.935%     10/1/2032      5,000        5,139
Becton, Dickinson & Co.                                   4.90%     4/15/2018     13,200       12,953
Becton, Dickinson & Co.                                   7.00%      8/1/2027      8,300        9,670
Bestfoods                                                6.625%     4/15/2028     30,000       33,007
Bristol-Myers Squibb Co.                                  6.80%    11/15/2026     40,000       45,597
Coca Cola Enterprises, Inc.                               8.00%     9/15/2022      9,000       11,409
Coca-Cola Enterprises, Inc.                               8.50%      2/1/2022      5,000        6,600
Coca-Cola Enterprises, Inc.                               6.95%    11/15/2026     10,000       11,533
Coca-Cola Enterprises, Inc.                               6.75%     1/15/2038      9,477       10,660
Conagra Foods Inc.                                        6.75%     9/15/2011     25,000       28,357
CPC International, Inc.                                   7.25%    12/15/2026     30,000       35,404
Diageo Capital PLC                                        4.85%     5/15/2018     10,000        9,782
General Mills, Inc.                                       6.00%     2/15/2012     20,000       21,617
Grand Metro Investment Corp.                              7.45%     4/15/2035      7,000        8,698
Hershey Foods Corp.                                       7.20%     8/15/2027     21,461       25,556
Johnson & Johnson                                         6.73%    11/15/2023     10,000       11,677
Johnson & Johnson                                         6.95%      9/1/2029     22,457       26,880
Kellogg Co.                                               7.45%      4/1/2031     50,000       59,996
Kimberly-Clark Corp.                                      6.25%     7/15/2018     25,000       28,309
Kimberly-Clark Corp.                                     6.375%      1/1/2028     12,850       14,126
Kraft Foods Inc.                                          6.50%     11/1/2031     45,100       48,476
Eli Lilly & Co.                                           4.50%     3/15/2018      8,800        8,387

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
                                                         COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                          7.125%      6/1/2025     50,000       60,158
Merck & Co.                                               6.30%      1/1/2026     30,000       32,770
Pepsi Bottling Group Inc.                                 7.00%      3/1/2029     35,000       40,692
Procter & Gamble Co.                                      6.45%     1/15/2026     27,000       29,932
Procter & Gamble Co.                                      8.00%    10/26/2029      5,000        6,571
Procter & Gamble Co.                                      5.50%      2/1/2034     25,000       24,478
Procter & Gamble Co. ESOP                                 9.36%      1/1/2021     35,000       47,732
Schering-Plough Corp.                                     6.50%     12/1/2033     30,420       32,318
Sysco Corp.                                               6.50%      8/1/2028     22,000       24,828
Energy (4.4%)
Baker Hughes Inc.                                        6.875%     1/15/2029      7,914        9,091
Burlington Resources Inc.                                 7.40%     12/1/2031     25,000       29,994
ConocoPhillips Corp.                                      5.90%    10/15/2032     11,000       11,191
Mobil Corp.                                              8.625%     8/15/2021     22,000       29,929
Phillips Petroleum Co.                                    7.00%     3/30/2029     10,000       11,410
Suncor Energy Inc.                                        5.95%     12/1/2034     22,400       23,058
Texaco Capital, Inc.                                      9.75%     3/15/2020     17,000       24,713
Texaco Capital, Inc.                                     8.625%    11/15/2031     13,000       18,352
Tosco Corp.                                               7.80%      1/1/2027     15,000       18,434
Tosco Corp.                                              8.125%     2/15/2030     20,000       25,769

TECHNOLOGY (2.0%)
International Business Machines Corp.                     7.00%    10/30/2025     50,000       58,002
International Business Machines Corp.                     6.50%     1/15/2028     20,000       22,034
Pitney Bowes Inc.                                         4.75%     5/15/2018     11,100       10,790

TRANSPORTATION (3.5%)
Burlington Northern Santa Fe Corp.                       6.875%     12/1/2027     25,000       27,871
CSX Corp.                                                 7.95%      5/1/2027     35,000       43,160
Delta Air Lines, Inc. Pass-Through Trust                 6.718%      1/2/2023     17,751       19,084
Federal Express Corp.                                     6.72%     1/15/2022     14,758       16,812
Norfolk Southern Corp.                                    7.80%     5/15/2027     45,000       54,342

OTHER (0.5%)
Dover Corp.                                               6.65%      6/1/2028      4,000        4,516
Eaton Corp.                                              7.625%      4/1/2024     15,000       18,197
                                                                                          -----------
                                                                                            2,586,114
                                                                                          -----------

UTILITIES (11.3%)
ELECTRIC (9.2%)
Alabama Power Co.                                         5.50%    10/15/2017     15,800       16,598
Alabama Power Co.                                        5.875%     12/1/2022      8,500        8,804
Alabama Power Co.                                         5.70%     2/15/2033     12,800       12,773
Arizona Public Service Co.                                4.65%     5/15/2015     11,000       10,474
Arizona Public Service Co.                               5.625%     5/15/2033      9,000        8,495
Boston Edison Co.                                        4.875%    10/15/2012     13,730       13,913
Commonwealth Edison                                       6.15%     3/15/2012     15,000       16,521
Consoldiated Edison Inc.                                  5.10%     6/15/2033      9,600        8,701
Dominion Resources Inc.                                   6.75%    12/15/2032      7,435        8,103
Dominion Resources Inc.                                   6.30%     3/15/2033      7,000        7,204
Duke Energy Corp.                                         6.00%     12/1/2028     25,000       24,476

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
Exelon Corp.                                              6.75%      5/1/2011     17,500       19,695
Florida Power & Light                                     5.85%      2/1/2033      5,210        5,346
Florida Power & Light                                    5.625%      4/1/2034     13,600       13,540
Florida Power Corp.                                       6.75%      2/1/2028     22,375       24,151
Georgia Power Co.                                        5.125%    11/15/2012      5,000        5,164
National Rural Utilities Cooperative
Finance Corp. Collateral Trust                            8.00%      3/1/2032     50,000       63,209
Northern States Power Co.                                7.125%      7/1/2025     30,000       34,978
Oklahoma Gas & Electric Co.                               6.50%     4/15/2028     12,770       13,060
Oncor Electric Delivery Co.                               7.00%      5/1/2032     25,000       28,138
PECO Energy Co.                                           4.75%     10/1/2012     11,000       11,049
South Carolina Electric & Gas Co.                        6.625%      2/1/2032     50,000       56,317
Southern California Edison Co.                            6.00%     1/15/2034      8,800        8,855

NATURAL GAS (0.9%)
British Petroleum Capital Markets America                 4.20%     6/15/2018     10,000        9,249
KeySpan Corp.                                            5.875%      4/1/2033     12,000       12,099
Texas Eastern Corp.                                       7.00%     7/15/2032     17,000       18,892

OTHER (1.2%)
Quebec Hydro Electric                                     9.40%      2/1/2021     40,000       56,997
                                                                                          -----------
                                                                                              516,801
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,918,458)                                                                         4,353,250
-----------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.7%)
-----------------------------------------------------------------------------------------------------
Province of British Columbia                              6.50%     1/15/2026     13,800       15,709
Province of Ontario                                      5.125%     7/17/2012     20,000       21,209
Province of Quebec                                        7.50%     9/15/2029     24,500       31,288
Province of Saskatchewan                                  8.50%     7/15/2022     10,000       13,817
Republic of Italy                                        5.625%     6/15/2012     19,000       20,830
Republic of Italy                                        6.875%     9/27/2023     17,700       21,215
-----------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $116,040)                                                                             124,068
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
Federal National Mortgage Assn.*
(Cost $3)                                                15.50%     10/1/2012          2            3
-----------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
(Cost $17,723)                                            1.02%      2/2/2004     17,723       17,723
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (Cost $4,052,224)                                                                         4,495,044
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      80,216
Liabilities                                                             (13,220)
                                                                       ---------
                                                                          66,996
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $4,562,040
================================================================================
*See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the aggregate value of these securities was $266,643,000, representing 5.8% of net assets.

--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,221,137
Undistributed Net Investment Income                                           --
Accumulated Net Realized Losses                                        (101,917)
Unrealized Appreciation                                                  442,820
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,562,040
================================================================================

Investor Shares--Net Assets
Applicable to 419,739,465 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $3,943,662
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                 $9.40
================================================================================

Admiral Shares--Net Assets
Applicable to 65,813,509 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)     $618,378
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                  $9.40
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (92.3%)
-----------------------------------------------------------------------------------------------------
FINANCE (3.7%)
BANKING (0.8%)
Chevy Chase Savings Bank                                 6.875%     12/1/2013     18,195       18,741
Western Financial Bank                                   8.875%      8/1/2007     20,000       20,400
Western Financial Bank                                   9.625%     5/15/2012     32,695       37,436

FINANCE COMPANIES (1.3%)
R.H. Donnelley Finance Corp.                             8.875%    12/15/2010(1)  39,480       44,119
UCAR Finance, Inc.                                       10.25%     2/15/2012     68,425       78,347

INSURANCE
Fairfax Financial Holdings, Ltd.                         6.875%     4/15/2008      6,180        6,172

REAL ESTATE INVESTMENT TRUSTS (1.4%)
CBRE Escrow Inc.                                          9.75%     5/15/2010      9,150       10,339
Felcor Lodging LP                                        10.00%     9/15/2008     40,535       43,575
HMH Properties Inc.                                      7.875%      8/1/2008      5,155        5,323
iStar Financial Inc.                                      8.75%     8/15/2008     13,170       15,047
iStar Financial Inc.                                     4.875%     1/15/2009(1)  31,120       30,772
iStar Financial Inc.                                      6.00%    12/15/2010      8,055        8,317
Thornburg Mortgage                                        8.00%     5/15/2013     15,600       16,146
Thornburg Mortgage                                        8.00%     5/15/2013(1)   6,640        6,872

OTHER (0.2%)
Armkel Finance, Inc.                                      9.50%     8/15/2009     21,630       23,847
                                                                                              -------
                                                                                              365,453


INDUSTRIAL (80.7%)
BASIC INDUSTRY (20.4%)
Abitibi-Consolidated Inc.                                 8.55%      8/1/2010     59,480       64,109
Advanced Medical Optics                                   9.25%     7/15/2010     15,096       16,756
AEP Industries Inc.                                      9.875%    11/15/2007      2,995        3,092
AK Steel Corp.                                           7.875%     2/15/2009     25,000       22,875
AK Steel Corp.                                            7.75%     6/15/2012     40,000       35,600
Alliant Techsystems Inc.                                  8.50%     5/15/2011     10,605       11,771
American Media Operation                                 8.875%     1/15/2011      5,250        5,775
Anchor Glass Container                                   11.00%     2/15/2013     20,765       24,399
ARCO Chemical Co.                                         9.80%      2/1/2020     20,000       20,000
Argosy Gaming Co.                                         9.00%      9/1/2011      3,775        4,209
Armco, Inc.                                               9.00%     9/15/2007      1,550        1,410
Boise Cascade                                             6.50%     11/1/2010     22,765       23,894
Bombardier Recreational                                  8.375%    12/15/2013(1)   3,995        4,255
Boyd Gaming Corp.                                         7.75%    12/15/2012     16,820       18,081
Caraustar Industries, Inc.                               9.875%      4/1/2011     51,950       56,106
Case New Holland Inc.                                     9.25%      8/1/2011(1)  61,450       69,746
Case New Holland Inc.                                     9.25%      8/1/2011(1)  17,750       20,146
Century Aluminum Co.                                     11.75%     4/15/2008     23,870       26,734
CONSOL Energy Inc.                                       7.875%      3/1/2012     21,705       23,085
Couche-Tard                                               7.50%    12/15/2013(1)   2,720        2,910
D.R. Horton, Inc.                                         9.75%     9/15/2010      3,525        4,248
D.R. Horton, Inc.                                        9.375%     3/15/2011     33,650       38,193

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
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
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
                                                         COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
D.R. Horton, Inc.                                        7.875%     8/15/2011      3,960        4,504
Delco Remy International Inc.                            8.625%    12/15/2007     10,075       10,176
Dillards Inc.                                             7.13%      8/1/2018      8,150        8,109
Dynegy Inc.                                             10.125%     7/15/2013(1)  27,895       31,417
Elizabeth Arden                                           7.75%     1/15/2014(1)   3,865        3,962
Encore Acquisitons Co.                                   8.375%     6/15/2012      6,965        7,627
FMC Corp.                                                10.25%     11/1/2009      5,750        6,799
General Cable Corp.                                       9.50%    11/15/2010(1)   5,995        6,594
Genesis Healthcare Corp.                                  8.00%    10/15/2013(1)  11,290       11,911
Graphic Packaging                                         8.50%     8/15/2011     13,345       14,613
Graphic Packaging                                         8.50%     8/15/2011      7,475        8,185
Greif Bros. Corp.                                        8.875%      8/1/2012      2,640        2,897
Hercules Inc.                                           11.125%    11/15/2007     17,985       21,492
Houghton Mifflin Co.                                      8.25%      2/1/2011     52,825       55,995
IMC Global, Inc.                                        10.875%      6/1/2008     28,735       34,913
IMC Global, Inc.                                         11.25%      6/1/2011     26,665       31,998
IMC Global, Inc.                                         11.25%      6/1/2011     15,720       18,864
Inmarsat Finance PLC                                     7.625%     6/30/2012(1)   4,555        4,713
ITT Corp.                                                7.375%    11/15/2015      3,440        3,664
JohnsonDiversey Inc.                                     9.625%     5/15/2012     29,845       33,426
KB Home                                                  8.625%    12/15/2008     13,485       15,238
KB Home                                                   7.75%      2/1/2010      7,600        8,208
Kennametal Inc.                                           7.20%     6/15/2012      8,535        9,355
Kinetic Concepts, Inc.                                   7.375%     5/15/2013(1)   6,360        6,567
Koppers Industry Inc.                                    9.875%    10/15/2013(1)  22,195       24,858
Kraton Polymers LLC                                      8.125%     1/15/2014(1)   4,170        4,462
LBI Media, Inc.                                         10.125%     7/15/2012        655          753
Lear Corp.                                                8.11%     5/15/2009     59,040       69,372
Lodgenet Entertainment Corp.                              9.50%     6/15/2013      9,310       10,474
Longview Fibre Co.                                       10.00%     1/15/2009     32,790       36,561
Lyondell Chemical Co.                                    9.625%      5/1/2007     56,000       57,680
Lyondell Chemical Co.                                    9.875%      5/1/2007     19,710       20,104
Lyondell Chemical Co.                                     9.50%    12/15/2008     23,280       23,978
Massey Energy Co.                                        6.625%    11/15/2007(1)  13,940       14,289
MDP Acquisitions                                         9.625%     10/1/2012     12,380       13,835
MediaNews Group Inc.                                     6.875%     10/1/2013(1)  22,880       23,338
Meritage Corp.                                            9.75%      6/1/2011      5,205        5,882
Methanex Corp.                                            8.75%     8/15/2012     28,910       32,668
Millennium America Inc.                                   9.25%     6/15/2008     17,470       19,130
Nalco Co.                                                 7.75%    11/15/2011(1)  18,640       20,038
National Waterworks Inc.                                 10.50%     12/1/2012      4,120        4,759
NDC Health Corp.                                         10.50%     12/1/2012     21,155       24,117
Neighborcare Inc.                                        6.875%    11/15/2013(1)  22,805       23,204
Nova Chemicals Corp.                                      7.00%     5/15/2006      5,620        5,940
Nova Chemicals Corp.                                      6.50%     1/15/2012(1)  11,890       12,187
Noveon, Inc.                                             11.00%     2/28/2011     43,115       49,367
Omnova Solutions Inc.                                    11.25%      6/1/2010     21,460       23,821
Pacifica Papers Inc.                                     10.00%     3/15/2009     18,760       19,839
Peabody Energy Corp.                                     6.875%     3/15/2013     39,260       42,008
Portola Packaging                                         8.25%      2/1/2012(1)   2,405        2,489
Quebecor Media Inc.                                     11.125%     7/15/2011     75,700       87,812
Rayovac Corp.                                             8.50%     10/1/2013      2,645        2,883

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
-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
Riviera Holdings Corp.                                   11.00%     6/15/2010        955        1,008
Rogers Cable Inc.                                         6.25%     6/15/2013     29,485       30,354
Ryerson Tull, Inc.                                       9.125%     7/15/2006     11,960       12,080
Ryland Group, Inc.                                       9.125%     6/15/2011     22,000       25,025
Service Corp. International                               7.70%     4/15/2009     22,690       24,392
Steel Dynamics, Inc.                                      9.50%     3/15/2009     24,270       27,061
Stone Container Corp.                                     9.25%      2/1/2008     31,000       34,178
Stone Container Corp.                                     9.75%      2/1/2011     44,400       48,951
Stone Container Corp.                                    8.375%      7/1/2012      7,300        7,994
Tembec Inc.                                               8.50%      2/1/2011     38,725       37,370
Timken Co.                                                5.75%     2/15/2010     21,860       21,891
U.S. Steel LLC                                           10.75%      8/1/2008     41,865       48,982
Union Carbide Corp.                                      7.875%      4/1/2023      6,145        6,022
Union Carbide Corp.                                       6.79%      6/1/2025     19,525       19,623
United Agricultural Products                              8.25%    12/15/2011(1)   8,485        8,909
United Rentals NA Inc.                                   10.75%     4/15/2008     22,135       25,455
United Rentals NA Inc.                                    6.50%     2/15/2012(1)  47,980       47,020
United Rentals NA Inc.                                    7.75%    11/15/2013(1)   7,285        7,394
Vertis Inc.                                               9.75%      4/1/2009      3,200        3,504
Von Hoffmann Corp.                                       10.25%     3/15/2009      2,505        2,693

CAPITAL GOODS (7.3%)
Allied Waste North America Inc.                          7.625%      1/1/2006     45,000       47,587
Allied Waste North America Inc.                          8.875%      4/1/2008     67,190       75,085
Allied Waste North America Inc.                           8.50%     12/1/2008      7,120        7,957
Allied Waste North America Inc.                          7.875%     4/15/2010     14,300       15,587
American Standard Cos. Inc.                              7.375%      2/1/2008     37,100       41,645
American Standard Cos. Inc.                              7.625%     2/15/2010     35,730       40,911
Ball Corp.                                                7.75%      8/1/2006     20,170       21,784
Crown Euro Holdings SA                                    9.50%      3/1/2011     20,830       23,434
K & F Industries, Inc.                                    9.25%    10/15/2007     21,156       21,791
L-3 Communications Corp.                                 7.625%     6/15/2012     24,850       26,962
L-3 Communications Corp.                                 6.125%     7/15/2013      8,425        8,383
Manitowoc Co.                                            7.125%     11/1/2013      4,415        4,614
NMHG Holding Co.                                         10.00%     5/15/2009     27,525       30,278
Owens-Brockway Glass                                     8.875%     2/15/2009     21,610       23,663
Owens-Brockway Glass                                      7.75%     5/15/2011     31,555       33,448
Owens-Brockway Glass                                      8.75%    11/15/2012      4,310        4,763
Owens-Illinois, Inc.                                      8.10%     5/15/2007     38,935       40,492
Owens-Illinois, Inc.                                      7.35%     5/15/2008     35,000       35,525
SPX Corp.                                                 7.50%      1/1/2013     23,780       26,158
Texas Industries Inc.                                    10.25%     6/15/2011     22,630       26,138
Tyco International Group SA                              6.125%     1/15/2009     18,295       19,664
Tyco International Group SA                               6.75%     2/15/2011     36,030       39,760
Tyco International Group SA                              6.375%    10/15/2011     85,575       91,958

COMMUNICATION (14.7%)
ACC Escrow Group                                         10.00%      8/1/2011     42,115       47,274
Corus Entertainment, Inc.                                 8.75%      3/1/2012     48,130       52,702
CSC Holdings, Inc.                                       7.875%    12/15/2007     33,960       36,507
CSC Holdings, Inc.                                       8.125%     7/15/2009     28,765       31,641

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
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
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
                                                         COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
CSC Holdings, Inc.                                       8.125%     8/15/2009     35,090       38,599
CSC Holdings, Inc.                                       7.625%      4/1/2011     42,075       45,441
CSC Holdings, Inc.                                       9.875%     2/15/2013      2,810        2,894
Dex Media East Finance Co.                               9.875%    11/15/2009     18,240       20,702
Dex Media East Finance Co.                              12.125%    11/15/2012     19,360       23,256
Dex Media West LLC                                        8.50%     8/15/2010(1)   8,735        9,696
Dex Media West LLC                                       9.875%     8/15/2013(1)  21,880       24,861
DirecTV Holdings                                         8.375%     3/15/2013     49,250       56,022
EchoStar DBS Corp.                                       9.125%     1/15/2009     25,680       29,018
EchoStar DBS Corp.                                       9.375%      2/1/2009     40,695       42,603
EchoStar DBS Corp.                                       6.375%     10/1/2011(1)  62,060       65,163
Fairpoint Communications                                11.875%      3/1/2010      4,815        5,633
GCI, Inc.                                                 9.75%      8/1/2007     20,000       20,550
Insight Midwest LP                                        9.75%     10/1/2009     20,000       21,150
Insight Midwest LP                                       10.50%     11/1/2010     77,295       84,058
Lamar Media Corp.                                         7.25%      1/1/2013     10,960       11,946
Mastec, Inc.                                              7.75%      2/1/2008     30,000       30,525
Mediacom Broadband LLC                                   11.00%     7/15/2013     46,990       52,159
Mediacom LLC/Mediacom Capital Corp.                       9.50%     1/15/2013     39,710       42,093
Nextel Communications                                    9.375%    11/15/2009     24,700       26,676
Nextel Communications                                     9.50%      2/1/2011    109,050      122,954
Nextel Communications                                    6.875%    10/31/2013     17,210       18,157
Panamsat Corp.                                            8.50%      2/1/2012     21,010       23,741
Qwest Communications International Inc.                  8.875%     3/15/2012(1) 105,375      123,552
Rogers Cantel, Inc.                                       8.30%     10/1/2007     27,500       28,119
Rogers Cantel, Inc.                                       9.75%      6/1/2016      9,350       11,197
Rogers Communications                                    7.875%      5/1/2012      3,810        4,312
Rogers Wireless Inc.                                     9.625%      5/1/2011     56,740       68,372
Shaw Communications Inc.                                  8.25%     4/11/2010     28,950       33,872
Shaw Communications Inc.                                  7.25%      4/6/2011      1,885        2,106
Sinclair Broadcast Group                                  8.75%    12/15/2011     11,570       12,886
Sinclair Broadcast Group                                  8.00%     3/15/2012      9,180       10,052
Triton PCS Inc.                                          9.375%      2/1/2011     14,295       15,296
Triton PCS Inc.                                           8.75%    11/15/2011      7,300        7,665
Triton PCS Inc.                                           8.50%     6/13/2013     42,440       46,790
Videotron Ltee                                           6.875%     1/15/2014(1)   4,540        4,801
Vivendi Universal                                         9.25%     4/15/2010     60,810       70,844

CONSUMER CYCLICAL (14.1%)
Aztar Corp.                                              8.875%     5/15/2007      2,365        2,468
Aztar Corp.                                               9.00%     8/15/2011     26,475       29,255
Beazer Homes USA, Inc.                                   8.625%     5/15/2011     34,000       37,825
Beazer Homes USA, Inc.                                   8.375%     4/15/2012     22,950       25,589
CSK Auto                                                  7.00%     1/15/2014(1)   3,710        3,747
Cummins Inc.                                              9.50%     12/1/2010(1)   7,940        9,290
Dana Corp.                                              10.125%     3/15/2010     30,442       35,008
Dana Corp.                                                9.00%     8/15/2011     43,570       50,977
Dura Operating Corp.                                      9.00%      5/1/2009     10,000       10,175
Dura Operating Corp.                                     8.625%     4/15/2012     35,295       37,766
The Gap Inc.                                             10.55%    12/15/2008     71,900       88,976
Georgia-Pacific Corp.                                    8.875%      2/1/2010     48,095       54,828
Georgia-Pacific Corp.                                    9.375%      2/1/2013     55,025       62,729

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
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
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber                                   7.857%     8/15/2011     37,470       35,315
Hasbro, Inc.                                              6.15%     7/15/2008      1,200        1,274
Host Marriott LP                                          9.50%     1/15/2007     46,390       51,783
Host Marriott LP                                         7.125%     11/1/2013(1)  69,215       71,118
J.C. Penney Co., Inc.                                     7.60%      4/1/2007     28,600       31,603
J.C. Penney Co., Inc.                                    7.375%     8/15/2008     16,185       18,046
J.C. Penney Co., Inc.                                     8.00%      3/1/2010     10,790       12,301
Mail-Well Inc.                                           9.625%     3/15/2012     41,400       46,368
Mandalay Resorts Group                                   10.25%      8/1/2007     37,280       43,618
Mandalay Resorts Group                                   9.375%     2/15/2010     37,730       44,427
Navistar International Corp.                             9.375%      6/1/2006      6,270        6,866
Navistar International Corp.                              8.00%      2/1/2008     24,455       24,883
Oxford Industries Inc.                                   8.875%      6/1/2011(1)   6,220        6,943
Park Place Entertainment Corp.                            8.50%    11/15/2006      5,060        5,617
Park Place Entertainment Corp.                           8.875%     9/15/2008     23,930       27,520
Park Place Entertainment Corp.                            7.00%     4/15/2013     36,160       39,595
Rite Aid Corp.                                           8.125%      5/1/2010     17,870       19,478
Rite Aid Corp.                                            9.50%     2/15/2011     45,305       51,195
Six Flags Inc.                                           8.875%      2/1/2010     24,775       25,766
Six Flags Inc.                                           9.625%      6/1/2014(1)   5,120        5,491
Speedway Motorsports Inc.                                 6.75%      6/1/2013     11,505       12,023
Standard Pacific Corp.                                    8.00%     2/15/2008     15,000       15,300
Standard Pacific Corp.                                    9.50%     9/10/2008        690          781
Standard Pacific Corp.                                    8.50%      4/1/2009      3,370        3,513
Standard Pacific Corp.                                   6.875%     5/15/2011     26,250       27,628
Standard Pacific Corp.                                    7.75%     3/15/2013     18,745       20,198
Starwood Hotel Resorts                                   7.875%      5/1/2012     51,835       57,796
Station Casinos, Inc.                                    9.875%      7/1/2010     53,467       59,215
Station Casinos, Inc.                                     6.50%      2/1/2014(1)  23,835       24,312
Toll Corp.                                                8.25%      2/1/2011      7,425        8,223
Toll Corp.                                                8.25%     12/1/2011        635          706
TRW Automotive Inc.                                      9.375%     2/15/2013     41,765       47,508
Tricon Global Restaurants, Inc.                          8.875%     4/15/2011     15,225       18,803
Visteon Corp.                                             8.25%      8/1/2010     21,240       23,906
Yum! Brands Inc.                                          7.70%      7/1/2012     22,085       25,839

CONSUMER NONCYCLICAL (5.9%)
AmerisourceBergen Corp.                                  8.125%      9/1/2008     30,000       33,600
AmerisourceBergen Corp.                                   7.25%    11/15/2012     16,145       17,275
Apogent Technologies Inc.                                 6.50%     5/15/2013     37,500       39,283
Beverly Enterprises Inc.                                 9.625%     4/15/2009     37,045       41,120
Biovail Corp.                                            7.875%      4/1/2010      1,340        1,387
Canwest Media                                           10.625%     5/15/2011     29,710       34,166
Columbia/HCA Healthcare Corp.                             6.91%     6/15/2005      2,205        2,325
Columbia/HCA Healthcare Corp.                             7.00%      7/1/2007     30,000       32,851
Columbia/HCA Healthcare Corp.                             7.25%     5/20/2008     30,000       33,120
Constellation Brands Inc.                                 8.00%     2/15/2008      5,360        5,976
Constellation Brands Inc.                                8.125%     1/15/2012     24,805       27,161
Dole Foods Co.                                            7.25%     6/15/2010      2,170        2,289
Dole Foods Co.                                           8.875%     3/15/2011     27,200       29,988
Fisher Scientific International Inc.                     8.125%      5/1/2012     41,807       44,995
HCA Inc.                                                  8.75%      9/1/2010     27,000       32,605

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
-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
                                                         COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
HCA Inc.                                                  6.30%     10/1/2012     15,920       16,769
Manor Care Inc.                                           8.00%      3/1/2008      4,865        5,611
Omnicare, Inc.                                           8.125%     3/15/2011     42,445       46,371
Omnicare, Inc.                                           6.125%      6/1/2013      6,565        6,581
Owens & Minor, Inc.                                       8.50%     7/15/2011     29,985       32,834
Pathmark Stores, Inc.                                     8.75%      2/1/2012     10,000       10,700
Radiologix, Inc.                                         10.50%    12/15/2008     24,000       24,840
Scotts Co.                                               6.625%    11/15/2013(1)   4,415        4,592
Sybron Dental Specialties                                8.125%     6/15/2012      2,670        2,924
Tenet Healthcare Corp.                                   6.375%     12/1/2011     15,005       13,692
Tenet Healthcare Corp.                                    6.50%      6/1/2012      4,995        4,545
Tenet Healthcare Corp.                                   7.375%      2/1/2013     21,700       20,724

ENERGY (4.6%)
Airgas, Inc.                                             9.125%     10/1/2011     23,900       27,126
Chesapeake Energy Corp.                                  8.125%      4/1/2011     48,910       54,290
Chesapeake Energy Corp.                                   9.00%     8/15/2012      7,500        8,625
Forest Oil Corp.                                          8.00%    12/15/2011     21,660       24,043
Giant Industries                                         11.00%     5/15/2012     19,270       21,390
Magnum Hunter Resources Inc.                              9.60%     3/15/2012     44,800       50,400
Pioneer Natural Resources Co.                            9.625%      4/1/2010     50,000       63,056
Pioneer Natural Resources Co.                             7.50%     4/15/2012     28,450       33,170
Premcor Refining Group                                    6.75%      2/1/2011(1)  15,320       16,163
Premcor Refining Group                                    9.50%      2/1/2013     42,165       49,175
Tesoro Petroleum Corp.                                    8.00%     4/15/2008     21,055       22,424
Tesoro Petroleum Corp.                                   9.625%     11/1/2008     20,217       22,138
Westport Resources Corp.                                  8.25%     11/1/2011(1)   1,225        1,354
Westport Resources Corp.                                  8.25%     11/1/2011      7,990        8,829
XTO Energy Inc.                                           7.50%     4/15/2012     12,630       14,809
XTO Energy Inc.                                           6.25%     4/15/2013     24,170       26,285

TECHNOLOGY (6.3%)
Amkor Technology Inc.                                     9.25%     2/15/2008     67,980       76,477
Amkor Technology Inc.                                     7.75%     5/15/2013      3,245        3,456
Avaya Inc.                                              11.125%      4/1/2009     61,840       72,662
Iron Mountain, Inc.                                       8.25%      7/1/2011     15,000       15,450
Iron Mountain, Inc.                                      8.625%      4/1/2013     16,435       17,750
Iron Mountain, Inc.                                       7.75%     1/15/2015     34,080       35,784
Moore North American Finance                             7.875%     1/15/2011     34,430       38,906
Nortel Networks Ltd.                                     6.125%     2/15/2006     23,615       24,560
Sanmina SCI Corp.                                       10.375%     1/15/2010     66,785       78,472
Solectron Corp.                                          9.625%     2/15/2009     75,000       83,625
Unisys Corp.                                             7.875%      4/1/2008     30,000       30,750
Unisys Corp.                                             6.875%     3/15/2010      8,900        9,545
Xerox Corp.                                               9.75%     1/15/2009     90,000      105,750
Xerox Corp.                                              7.125%     6/15/2010     13,215       14,173

TRANSPORTATION (1.9%)
American Airlines Inc. Pass-Through Certificates         7.024%    10/15/2009     14,100       14,523
Continental Airlines, Inc.                               7.056%     9/15/2009     18,810       19,491
Continental Airlines, Inc.                                6.90%      1/2/2018      9,474        9,616
Delta Air Lines, Inc.                                     7.90%    12/15/2009     14,140       11,241

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------

Delta Air Lines, Inc.                                   10.375%    12/15/2022      8,770        6,446
Delta Air Lines, Inc.                                     8.30%    12/15/2029     28,275       18,237
Kansas City Southern Industries,Inc                       9.50%     10/1/2008     20,000       22,425
Kansas City Southern Industries, Inc.                     7.50%     6/15/2009     23,585       24,352
Northwest Airlines, Inc. Pass-Through Certificates       6.841%      4/1/2011      8,195        8,236
Petro Stopping Centers                                    9.00%     2/15/2012(1)   4,290        4,290
Sequa Corp.                                               9.00%      8/1/2009     36,740       41,057
Westinghouse Air Brake                                   6.875%     7/31/2013      3,865        4,136

OTHER (5.5%)
Acetex Corp.                                            10.875%      8/1/2009      8,645        9,596
Alaris Medical Inc.                                       7.25%      7/1/2011      6,795        7,050
Arch Western Finance                                      6.75%      7/1/2013(1)  25,005       26,255
Bio-Rad Laboratories Inc.                                 7.50%     8/15/2013      9,440       10,219
Bowater Canada Finance                                    7.95%    11/15/2011     32,120       34,167
Compass Minerals Group                                   10.00%     8/15/2011     33,080       38,042
Coventry Health Care Inc.                                8.125%     2/15/2012     19,300       21,616
Fluor Corp.                                               6.95%      3/1/2007     29,105       29,542
MGM Mirage, Inc.                                          8.50%     9/15/2010    100,975      116,879
Newfield Exploration Co.                                  7.45%    10/15/2007     15,000       16,500
Newfield Exploration Co.                                 8.375%     8/15/2012     33,750       38,138
Norske Skog Canada                                       8.625%     6/15/2011     37,500       39,563
Nortek Inc.                                              9.875%     6/15/2011      2,975        3,287
Parker Drilling Co.                                      9.625%     10/1/2013     22,645       24,343
Remington Arms Co.                                       10.50%      2/1/2011      5,790        6,137
Resolution Performance Products LLC                       9.50%     4/15/2010     16,965       17,389
Tekni-Plex Inc.                                           8.75%    11/15/2013(1)  12,385       13,376
Thomas & Betts Corp.                                      7.25%      6/1/2008      6,225        6,707
Thomas & Betts Corp.                                      6.39%     2/10/2009      1,400        1,463
Wesco Distribution Inc.                                  9.125%      6/1/2008     29,100       30,119
Winn-Dixie Stores, Inc.                                  8.875%      4/1/2008     45,000       38,700
                                                                                            ---------
                                                                                            7,803,537

UTILITIES (7.9%)
ELECTRIC (3.7%)
AES Corp.                                                 9.50%      6/1/2009     20,000       22,000
AES Corp.                                                 9.00%     5/15/2015(1)  34,210       38,016
Centerpoint Energy Res                                   7.875%      4/1/2013     38,585       43,459
CMS Energy Corp.                                          7.50%     1/15/2009     66,377       68,700
CMS Energy Corp.                                          8.50%     4/15/2011     22,750       24,627
Nevada Power Co.                                        10.875%    10/15/2009     23,605       27,618
Nevada Power Co.                                          8.25%      6/1/2011      1,000        1,090
Nevada Power Co.                                          9.00%     8/15/2013(1)  17,140       19,025
NRG Energy Corp.                                          8.00%    12/15/2013(1)  36,110       37,374
Public Service Co. of New Mexico                          7.50%      8/1/2018      9,400       11,017
Western Resources, Inc.                                   9.75%      5/1/2007     48,990       56,951
Western Resources, Inc.                                  7.125%      8/1/2009      7,995        8,922

NATURAL GAS (3.2%)
ANR Pipeline Co.                                         8.875%     3/15/2010     43,690       48,987
El Paso Natural Gas                                      7.625%      8/1/2010     15,535       16,389
El Paso Product Holdings                                  7.75%      6/1/2013     40,990       40,170
Exco Resources Inc.                                       7.25%     1/15/2011(1)   6,555        6,719

-----------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                                     MATURITY     AMOUNT       VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE      (000)        (000)
-----------------------------------------------------------------------------------------------------
Key Energy Services Inc.                                 6.375%      5/1/2013      5,240        5,423
Petroleum Geo-Services                                   10.00%     11/5/2010     21,810       23,993
Semco Energy Inc.                                        7.125%     5/15/2008      3,490        3,665
Semco Energy Inc.                                         7.75%     5/15/2013      2,755        2,949
Southern Natural Gas                                     8.875%     3/15/2010     43,690       48,987
Suburban Propane Partners                                6.875%    12/15/2013(1)   2,650        2,730
Tom Brown Inc.                                            7.25%     9/15/2013      4,550        4,834
Williams Cos., Inc.                                      8.625%      6/1/2010     49,335       54,515
Williams Cos., Inc.                                      7.125%      9/1/2011     31,575       33,154
Williams Cos., Inc.                                      8.125%     3/15/2012     12,770       14,047

OTHER (1.0%)
Alaska Communication Systems Holdings                    9.875%     8/15/2011(1)  40,860       43,924
Avista Corp.                                              9.75%      6/1/2008     37,005       43,666
TNP Enterprises Inc.                                     10.25%      4/1/2010      5,905        6,496
                                                                                              -------
                                                                                              759,447
                                                                                              -------
-----------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $8,299,756)                                                                         8,928,437
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.1%)
-----------------------------------------------------------------------------------------------------
U.S. Treasury Note                                       6.875%     5/15/2006    115,200      127,799
U.S. Treasury Note                                       6.625%     5/15/2007    123,150      139,217
U.S. Treasury Note                                       5.625%     5/15/2008     88,060       97,719
U.S. Treasury Note                                        5.50%     5/15/2009     79,050       88,104
U.S. Treasury Note                                        5.75%     8/15/2010     37,075       41,785
-----------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $478,341)                                                                             494,624
-----------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.2%)
-----------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                    1.02%      2/2/2004    135,112      135,112
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account--Note F            1.02%      2/2/2004    659,717      659,717
-----------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $794,829)                                                                             794,829
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.6%)
  (Cost $9,572,926)                                                                        10,217,890
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.6%)
-----------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                          259,716
Security Lending Collateral Payable to Brokers--Note F                                      (659,717)
Other Liabilities                                                                           (144,522)
                                                                                            ---------
                                                                                            (544,523)
                                                                                            ---------
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                          $9,673,367
=====================================================================================================

*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the aggregate value of these securities was $994,964,000, representing 10.3% of net assets.

--------------------------------------------------------------------------------
                                                                          AMOUNT
HIGH-YIELD CORPORATE FUND                                                  (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $10,737,852
Undistributed Net Investment Income                                           --
Accumulated Net Realized Losses                                      (1,709,449)
Unrealized Appreciation                                                  644,964
--------------------------------------------------------------------------------
NET ASSETS                                                            $9,673,367
================================================================================

Investor Shares--Net Assets
Applicable to 1,135,150,653 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $7,270,575
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                 $6.40
================================================================================

Admiral Shares--Net Assets
Applicable to 375,146,529 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $2,402,792
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                  $6.40
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

---------------------------------------------------------------------------------------------------------------
                                             SHORT-TERM       INTERMEDIATE-         LONG-TERM        HIGH-YIELD
                                              CORPORATE      TERM CORPORATE         CORPORATE         CORPORATE
                                                   FUND                FUND              FUND              FUND
                                             ------------------------------------------------------------------
                                                                   YEAR ENDED JANUARY 31, 2004
---------------------------------------------------------------------------------------------------------------
                                                  (000)               (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                   $  561,924          $  197,226        $  266,753        $  706,801
  Security Lending                                  543                 373                75             3,996
---------------------------------------------------------------------------------------------------------------
    Total Income                                562,467             197,599           266,828           710,797
---------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                1,916                 537             1,134             2,847
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                            18,101               4,520             9,284            11,936
      Admiral Shares                              3,309                 938               994             2,784
      Institutional Shares                          408                  --                --                --
    Marketing and Distribution
      Investor Shares                             1,572                 376               511               921
      Admiral Shares                                531                 195               106               282
      Institutional Shares                          106                  --                --                --
  Custodian Fees                                    132                  53                25                25
  Auditing Fees                                      21                  20                15                16
  Shareholders' Reports
    Investor Shares                                 262                  59                75               162
    Admiral Shares                                    8                   2                 2                 7
    Institutional Shares                             --                  --                --                --
  Trustees' Fees and Expenses                        15                   4                 6                10
---------------------------------------------------------------------------------------------------------------
    Total Expenses                               26,381               6,704            12,152            18,990
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           536,086             190,895           254,676           691,807
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                     69,702              69,678            11,787            29,922
  Futures Contracts                             (32,320)            (13,230)               --                --
  Swap Contracts                                 18,773               5,156                --                --
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                         56,155              61,604            11,787            29,922
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                         (11,416)             15,685            80,423           643,327
  Futures Contracts                                (271)              2,228                --                --
  Swap Contracts                                  4,422               1,324                --                --
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                 (7,265)             19,237            80,423           643,327
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  584,976          $  271,736        $  346,886        $1,365,056
===============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

------------------------------------------------------------------------------------------------------------------
                                                              SHORT-TERM                  INTERMEDIATE-TERM
                                                            CORPORATE FUND                 CORPORATE FUND
                                                            --------------                 --------------
                                                                       YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------
                                                             2004            2003            2004            2003
                                                             (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $    536,086    $    578,279    $    190,895    $    190,818
  Realized Net Gain (Loss)                                 56,155        (216,665)         61,604         (31,256)
  Change in Unrealized Appreciation (Depreciation)         (7,265)        184,157          19,237         135,733
------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           584,976         545,771         271,736         295,295
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                      (398,975)       (432,227)       (135,415)       (134,375)
    Admiral Shares                                       (131,770)       (122,370)        (61,172)        (56,311)
    Institutional Shares                                  (24,843)        (23,457)             --              --
  Realized Capital Gain
    Investor Shares                                            --              --         (21,200)             --
    Admiral Shares                                             --              --         (10,007)             --
    Institutional Shares                                       --              --              --              --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (555,588)       (578,054)       (227,794)       (190,686)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                       2,881,895       1,242,389         281,702         353,121
  Admiral Shares                                        1,168,475         920,895         261,344         280,886
  Institutional Shares                                    324,235         131,924              --              --
------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                        4,374,605       2,295,208         543,046         634,007
------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                             4,403,993       2,262,925         586,988         738,616
------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  12,083,620       9,820,695       3,543,996       2,805,380
------------------------------------------------------------------------------------------------------------------
  End of Period                                      $ 16,487,613    $ 12,083,620    $  4,130,984    $  3,543,996
==================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                               LONG-TERM                    HIGH-YIELD
                                                            CORPORATE FUND                 CORPORATE FUND
                                                            --------------                 --------------
                                                                       YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------
                                                             2004            2003            2004            2003
                                                             (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net Investment Income                            $    254,676    $    260,903    $    691,807    $    569,167
    Realized Net Gain (Loss)                               11,787        (106,320)         29,922        (541,540)
    Change in Unrealized Appreciation (Depreciation)       80,423         314,411         643,327         156,135

    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           346,886         468,994       1,365,056         183,762

DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                      (216,522)       (227,618)       (516,178)       (436,763)
    Admiral Shares                                        (38,154)        (33,285)       (175,629)       (132,404)
    Institutional Shares                                       --              --              --              --
  Realized Capital Gain
    Investor Shares                                            --              --              --              --
    Admiral Shares                                             --              --              --              --
    Institutional Shares                                       --              --              --              --

    Total Distributions                                  (254,676)       (260,903)       (691,807)       (569,167)

CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                         130,687         (58,572)      1,079,492         731,337
  Admiral Shares                                           34,811         108,413         261,034         905,597
  Institutional Shares                                         --              --              --              --

    Net Increase (Decrease) from
      Capital Share Transactions                          165,498          49,841       1,340,526       1,636,934

  Total Increase (Decrease)                               257,708         257,932       2,013,775       1,251,529

NET ASSETS
  Beginning of Period                                   4,304,332       4,046,400       7,659,592       6,408,063

  End of Period                                      $  4,562,040    $  4,304,332    $  9,673,367    $  7,659,592
==================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SHORT-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.78       $10.82       $10.76       $10.49       $10.86
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .415         .569         .666         .712         .660
  Net Realized and Unrealized Gain (Loss) on Investments       .043        (.040)        .060         .270        (.370)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .458         .529         .726         .982         .290
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.428)       (.569)       (.666)       (.712)       (.660)
  Distributions from Realized Capital Gains                      --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.428)       (.569)       (.666)       (.712)       (.660)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.81       $10.78       $10.82       $10.76       $10.49
========================================================================================================================
TOTAL RETURN                                                   4.31%        5.04%        6.92%        9.74%        2.77%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $11,732       $8,828       $7,611       $7,442       $6,731
  Ratio of Total Expenses to Average Net Assets                0.21%        0.23%        0.24%        0.24%        0.25%
  Ratio of Net Investment Income to Average Net Assets         3.80%        5.27%        6.18%        6.76%        6.21%
  Portfolio Turnover Rate                                        33%          59%          69%          54%          52%
========================================================================================================================

SHORT-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.78       $10.82       $10.73
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .423         .575         .649
  Net Realized and Unrealized Gain (Loss) on Investments                                 .043        (.040)        .090
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .466         .535         .739
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.436)       (.575)       (.649)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.436)       (.575)       (.649)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.81       $10.78       $10.82
========================================================================================================================
TOTAL RETURN                                                                             4.40%        5.11%        7.04%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $3,907       $2,732       $1,816
  Ratio of Total Expenses to Average Net Assets                                          0.13%        0.17%      0.18%**
  Ratio of Net Investment Income to Average Net Assets                                   3.87%        5.30%      6.03%**
  Portfolio Turnover Rate                                                                  33%          59%          69%
========================================================================================================================

*Inception.
**Annualized.


SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.78       $10.82       $10.76       $10.49       $10.86
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .427         .582         .680         .724         .673
  Net Realized and Unrealized Gain (Loss) on Investments       .043        (.040)        .060         .270        (.370)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .470         .542         .740         .994         .303
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.440)       (.582)       (.680)       (.724)       (.673)
  Distributions from Realized Capital Gains                      --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.440)       (.582)       (.680)       (.724)       (.673)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.81       $10.78       $10.82       $10.76       $10.49
========================================================================================================================
TOTAL RETURN                                                   4.43%        5.17%        7.05%        9.86%        2.89%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $849         $524         $394         $359         $434
  Ratio of Total Expenses to Average Net Assets                0.10%        0.10%        0.11%        0.13%        0.13%
  Ratio of Net Investment Income to Average Net Assets         3.90%        5.39%        6.25%        6.86%        6.31%
  Portfolio Turnover Rate                                        33%          59%          69%          54%          52%
========================================================================================================================

INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.06        $9.76        $9.62        $9.13       $10.07
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .503         .579         .630         .664         .623
  Net Realized and Unrealized Gain (Loss) on Investments       .224         .300         .142         .490        (.894)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .727         .879         .772        1.154        (.271)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.518)       (.579)       (.630)       (.664)       (.623)
  Distributions from Realized Capital Gains                   (.079)          --        (.002)          --        (.046)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.597)       (.579)       (.632)       (.664)       (.669)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.19       $10.06        $9.76        $9.62        $9.13
========================================================================================================================
TOTAL RETURN                                                   7.38%        9.30%        8.23%       13.20%      -2.70%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,813       $2,500       $2,075       $2,070       $1,475
  Ratio of Total Expenses to Average Net Assets                0.20%        0.20%        0.21%        0.22%        0.25%
  Ratio of Net Investment Income to Average Net Assets         4.90%        5.87%        6.99%        7.17%        6.60%
  Portfolio Turnover Rate                                        55%          84%         118%          85%          67%
========================================================================================================================


INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.06        $9.76        $9.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .512         .585         .616
  Net Realized and Unrealized Gain (Loss) on Investments                                 .224         .300         .162
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                       .736         .885         .778
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.527)       (.585)       (.616)
  Distributions from Realized Capital Gains                                             (.079)          --        (.002)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.606)       (.585)       (.618)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.19       $10.06        $9.76
========================================================================================================================
TOTAL RETURN                                                                             7.48%        9.37%        8.29%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $1,318       $1,044         $731
  Ratio of Total Expenses to Average Net Assets                                          0.11%        0.14%      0.13%**
  Ratio of Net Investment Income to Average Net Assets                                   4.99%        5.91%      6.47%**
  Portfolio Turnover Rate                                                                  55%          84%         118%
========================================================================================================================

*Inception.
**Annualized.

LONG-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.20        $8.76        $8.63        $8.08        $9.38
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .526         .553         .562         .573         .561
  Net Realized and Unrealized Gain (Loss) on Investments       .200         .440         .130         .550       (1.245)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .726         .993         .692        1.123        (.684)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.526)       (.553)       (.562)       (.573)       (.561)
  Distributions from Realized Capital Gains                      --           --           --           --        (.055)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.526)       (.553)       (.562)       (.573)       (.616)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $9.40        $9.20        $8.76        $8.63        $8.08
========================================================================================================================
TOTAL RETURN                                                   8.09%       11.75%        8.26%       14.52%      -7.40%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $3,944       $3,733       $3,611       $3,820       $3,681
  Ratio of Total Expenses to Average Net Assets                0.28%        0.31%        0.32%        0.30%        0.30%
  Ratio of Net Investment Income to Average Net Assets         5.64%        6.24%        6.48%        7.02%        6.59%
  Portfolio Turnover Rate                                        11%          33%          39%          17%           7%
========================================================================================================================


LONG-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $9.20        $8.76        $8.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .535         .561         .551
  Net Realized and Unrealized Gain (Loss) on Investments                                 .200         .440         .160
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .735        1.001         .711
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.535)       (.561)       (.551)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.535)       (.561)       (.551)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $9.40        $9.20        $8.76
========================================================================================================================
TOTAL RETURN                                                                             8.19%       11.85%        8.50%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                   $618         $571         $435
  Ratio of Total Expenses to Average Net Assets                                          0.19%        0.23%       0.24%**
  Ratio of Net Investment Income to Average Net Assets                                   5.73%        6.30%       6.55%**
  Portfolio Turnover Rate                                                                  11%          33%          39%
========================================================================================================================

*Inception.
**Annualized.

HIGH-YIELD CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $5.93        $6.29        $6.96        $7.28        $7.90
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .474         .502         .591         .638         .631
  Net Realized and Unrealized Gain (Loss) on Investments       .470        (.360)       (.670)       (.320)       (.620)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .944         .142        (.079)        .318         .011
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.474)       (.502)       (.591)       (.638)       (.631)
  Distributions from Realized Capital Gains                      --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.474)       (.502)       (.591)       (.638)       (.631)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $6.40        $5.93        $6.29        $6.96        $7.28
========================================================================================================================
TOTAL RETURN*                                                 16.47%        2.55%      -1.10%         4.70%        0.17%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $7,271       $5,690       $5,263       $5,882       $5,571
  Ratio of Total Expenses to Average Net Assets                0.23%        0.26%        0.27%        0.27%        0.28%
  Ratio of Net Investment Income to Average Net Assets         7.65%        8.42%        9.02%        9.07%        8.34%
  Portfolio Turnover Rate                                        52%          29%          29%          16%          20%
========================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.


High-Yield Corporate Fund Admiral Shares
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           NOV. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $5.93        $6.29        $6.33
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .477         .505         .123
  Net Realized and Unrealized Gain (Loss) on Investments                                 .470        (.360)       (.040)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .947         .145         .083
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
  Dividends from Net Investment Income                                                  (.477)       (.505)       (.123)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.477)       (.505)       (.123)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $6.40        $5.93        $6.29
========================================================================================================================
TOTAL RETURN**                                                                          16.54%        2.60%        1.32%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $2,403       $1,970       $1,145
  Ratio of Total Expenses to Average Net Assets                                          0.17%        0.21%        0.21%+
  Ratio of Net Investment Income to Average Net Assets                                   7.71%        8.48%        8.81%+
  Portfolio Turnover Rate                                                                  52%          29%          29%
========================================================================================================================

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: Each fund may use U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain
     (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees.

     Income,  other  non-class-specific   expenses,  and  gains  and  losses  on
     investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis.

Wellington Management Company, llp, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2004, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                           CAPITAL CONTRIBUTION     PERCENTAGE     PERCENTAGE OF
                                    TO VANGUARD        OF FUND        VANGUARD'S
BOND FUND                                 (000)     NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Corporate                     $2,400           0.01%            2.40%
Intermediate-Term Corporate                 620           0.02             0.62
Long-Term Corporate                         687           0.02             0.69
High-Yield Corporate                      1,462           0.02             1.46
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Intermediate-Term Corporate Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,181,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the Short-Term Corporate and Intermediate-Term Corporate Funds' swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the funds' income dividends to shareholders is offset by a change in principal return. The Short-Term Corporate and Intermediate-Term Corporate Funds' realized gains on swap contracts of $19,277,000 and $5,385,000, respectively, have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At January 31, 2004, the Short-Term Corporate and Intermediate-Term Corporate Funds had $3,708,000 and $138,000, respectively, of net swap gains available to distribute to shareholders as ordinary income dividends.

The Intermediate-Term Corporate Fund used a capital loss carryforward of $31,786,000 to offset taxable capital gains realized during the year ended January 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. At January 31, 2004, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                             CAPITAL GAINS AVAILABLE
                                   FOR DISTRIBUTION         CAPITAL LOSSES
                           -------------------------        --------------
                                                                     EXPIRATION:
                                                                  FISCAL YEAR(S)
                            SHORT-TERM    LONG-TERM        AMOUNT         ENDING
BOND FUND                         (000)        (000)         (000)   JANUARY 31,
--------------------------------------------------------------------------------
Short-Term Corporate                --           --      $204,038      2009-2011
Intermediate-Term Corporate     $3,201      $11,000            --             --
Long-Term Corporate                 --           --       101,886           2011
High-Yield Corporate                --           --     1,705,903      2008-2012
--------------------------------------------------------------------------------
Short-term gain distributions are treated as ordinary income dividends for tax purposes.


At January 31, 2004, net unrealized appreciation of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                      (000)
                                    --------------------------------------------
                                                                 NET UNREALIZED
                                    APPRECIATED     DEPRECIATED    APPRECIATION
BOND FUND                            SECURITIES      SECURITIES   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate                   $293,234        $(61,047)       $232,187
Intermediate-Term Corporate             175,348         (13,697)        161,651
Long-Term Corporate                     449,911          (7,091)        442,820
High-Yield Corporate                    676,657         (31,693)        644,964
--------------------------------------------------------------------------------


At January 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                     ---------------------------
                                                      AGGREGATE      UNREALIZED
                                   NUMBER OF LONG    SETTLEMENT    APPRECIATION
BOND FUND/FUTURES CONTRACTS     (SHORT) CONTRACTS         VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
  5-Year Treasury Note                       (428)     $ 48,076          $ (450)
  10-Year Interest Rate Swap               (1,852)      205,804          (2,534)
  10-Year Treasury Note                    (2,240)      254,100          (4,353)

Intermediate-Term Corporate/
  5-Year Treasury Note                     (1,635)     $183,656         $(1,899)
  10-Year Treasury Note                    (1,108)      125,689          (1,576)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

At January 31, 2004, the funds had the following open swap contracts:

CREDIT DEFAULT SWAPS
------------------------------------------------------------------------------------------------------------
                                                                                                 UNREALIZED
                                                                      NOTIONAL                 APPRECIATION
                                       TERMINATION                      AMOUNT       PREMIUM (DEPRECIATION)
BOND FUND/REFERENCE ENTITY                    DATE       DEALER*         (000)      RECEIVED          (000)
------------------------------------------------------------------------------------------------------------
Short-Term Corporate/
  Coca Cola Co.                         12/29/2006           DBS       $48,725          0.18%          $ --
  Coca Cola Co.                           1/2/2007           DBS        47,525          0.18%            --
  Suntrust Banks                         9/17/2004           DBS        57,000          0.69%            59
  Suntrust Banks                         9/17/2004           DBS        25,000          0.62%            15
  Verizon Global Funding Corp.           6/15/2006          MSCP        20,000          0.93%           216
  Verizon Global Funding Corp.           6/15/2006           GSI        16,000          0.93%           172
  Verizon Global Funding Corp.           6/15/2006           MLI        10,000          0.93%           108
                                                                                                   ---------
                                                                                                       $570
                                                                                                   ---------
Intermediate-Term Corporate/
  Suntrust Banks                         9/17/2004           DBS       $16,500          0.69%           $17
                                                                                                   ---------
                                                                                                       $ 17
------------------------------------------------------------------------------------------------------------




INTEREST RATE SWAPS
----------------------------------------------------------------------------------------------------------
                                                                    FIXED        FLOATING      UNREALIZED
                                                NOTIONAL    INTEREST RATE   INTEREST RATE    APPRECIATION
                                                  AMOUNT         RECEIVED        RECEIVED   (DEPRECIATION)
BOND FUND/TERMINATION DATE       DEALER*            (000)          (PAID)        (PAID)**            (000)
----------------------------------------------------------------------------------------------------------
Short-Term Corporate/
  11/8/2004                          LBI         $32,000            1.515%          (1.17%)           $39
  2/25/2005                          LBI          35,000            1.815%          (1.17%)           101
  5/4/2005                           LBI          26,840             1.50%          (1.08%)           (51)
  6/3/2005                           LBI          50,000            4.086%          (1.18%)         1,558
  6/13/2005                          GSI          50,000             4.11%          (1.17%)         1,594
  6/28/2005                          LBI          80,000            2.712%          (1.17%)         1,051
  9/9/2005                           LBI          40,900            2.091%          (1.11%)           128
  9/15/2005                          LBI          17,000             2.14%          (1.17%)            63
  12/13/2005                         ABN          25,000            1.948%          (1.11%)           (52)
  12/15/2005                         LBI          25,900            2.935%          (1.17%)           410
  1/27/2006                          LBI          50,000            2.551%          (1.12%)           398
  2/15/2006                           BA          71,700            2.533%          (1.18%)           504
  3/15/2006                           BA          25,000             2.41%          (1.17%)            99
  4/10/2006                           BA          75,000            2.419%          (1.14%)           252
  9/15/2006                          LBI          29,325             2.68%          (1.17%)           122
  9/15/2006                          LBI          29,325             2.57%          (1.17%)            42
  9/18/2006                          LBI          47,170            2.578%          (1.17%)            70
  9/19/2006                          DBS          25,000            2.580%          (1.17%)            36
  1/25/2007                          ABN          35,000             2.60%          (1.12%)          (116)
  1/26/2007                          DBS          44,700            2.607%          (1.12%)          (141)
                                                                                                 ---------
                                                                                                   $6,107
                                                                                                 ---------
Intermediate-Term Corporate/
  12/15/2005                         LBI          $7,825            2.935%          (1.17%)          $124
  5/25/2009                          LBI          10,000            3.175%          (1.17%)          (219)
  5/8/2010                           LBI           9,000            3.758%          (1.17%)           (63)
                                                                                                 ---------
                                                                                                   $ (158)
                                                                                                 ---------
----------------------------------------------------------------------------------------------------------

TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------------------
                                                                                FLOATING       UNREALIZED
                                                                 NOTIONAL       INTEREST     APPRECIATION
                                   TERMINATION                     AMOUNT           RATE    (DEPRECIATION)
BOND FUND/REFERENCE ENTITY                DATE      DEALER*         (000)          PAID+             (000)
----------------------------------------------------------------------------------------------------------
Short-Term Corporate/
  Lehman U.S. Corporate
    High Yield Index                  2/1/2004          LBI        $7,900           0.77%            $172
  Lehman AAA Commercial
    Mortgage-Backed
    Securities Index                  3/2/2004           BA        53,800           0.51%           2,255
  Lehman AAA Commercial
    Mortgage-Backed
    Securities Index                  3/2/2004           BA        75,500           0.45%             739
                                                                                               -----------
                                                                                                   $3,166
                                                                                               -----------
Intermediate-Term Corporate/
  Lehman U.S. Corporate
    High Yield Index                  2/1/2004          LBI        $2,100           0.77%             $45
  Lehman AAA Commercial
    Mortgage-Backed
    Securities Index                  3/2/2004           BA        14,000           0.51%             587
  Lehman AAA Commercial
    Mortgage-Backed
    Securities Index                  3/2/2004           BA        20,000           0.45%             196
                                                                                               -----------
                                                                                                    $ 828
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

 *ABN-ABN Amro.
  BA-Bank of America.
  DBS-Deutsche Bank Securities.
  GSI-Goldman Sachs International.
  LBI-Lehman Brothers International.
  MLI-Merrill Lynch International.
  MSCP-Morgan Stanley Credit Producers.
**Based on three-month London InterBank Offered Rate (LIBOR).
 +Based on one-month London InterBank Offered Rate (LIBOR).


E. During the year ended January 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                   (000)
                             ---------------------------------------------------
                                 U.S. GOVERNMENT            OTHER INVESTMENT
                                     SECURITIES                SECURITIES
                             ----------------------     ------------------------
BOND FUND                     PURCHASES       SALES      PURCHASES         SALES
--------------------------------------------------------------------------------
Short-Term Corporate         $2,085,313    $758,323     $7,963,928    $3,541,315
Intermediate-Term Corporate     426,920     472,447      2,264,530     1,551,267
Long-Term Corporate              54,016      51,168        606,155       431,654
High-Yield Corporate            129,101      72,800      5,888,699     4,478,003
--------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at January 31, 2004, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                        (000)
                                    --------------------------------------------
                                                          COLLATERAL RECEIVED
                                                       -------------------------
                                    MARKET VALUE                 U.S. GOVERNMENT
                                       OF LOANED                      AND AGENCY
BOND FUND                             SECURITIES          CASH        SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate                    $147,707       $79,960           $71,649
Intermediate-Term Corporate              162,973       111,086            55,041
Long-Term Corporate                           --            --                --
High-Yield Corporate                     865,926       659,717           238,158
--------------------------------------------------------------------------------


The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


G. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------------
                                                                  2004                           2003
                                                       ------------------------       -------------------------
                                                           AMOUNT        SHARES           AMOUNT        SHARES
BOND FUND                                                    (000)         (000)            (000)         (000)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE
Investor Shares
  Issued                                               $5,728,842       529,299       $3,518,312       328,068
  Issued in Lieu of Cash Distributions                    344,754        31,857          377,003        35,133
  Redeemed                                             (3,191,701)     (295,197)      (2,652,926)     (247,421)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Investor Shares            2,881,895       265,959        1,242,389       115,780
                                                       --------------------------------------------------------
Admiral Shares
  Issued                                                2,887,810       266,887        1,853,112       172,604
  Issued in Lieu of Cash Distributions                    101,161         9,348           96,540         8,997
  Redeemed                                             (1,820,496)     (168,390)      (1,028,757)      (95,891)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares             1,168,475       107,845          920,895        85,710
                                                       --------------------------------------------------------
Institutional Shares
  Issued                                                  495,002        45,714          396,591        36,964
  Issued in Lieu of Cash Distributions                     22,062         2,039           21,810         2,032
  Redeemed                                               (192,829)      (17,826)        (286,477)      (26,731)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares         324,235        29,927          131,924        12,265
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------------
                                                                  2004                           2003
                                                       ------------------------       -------------------------
                                                           AMOUNT        SHARES           AMOUNT        SHARES
BOND FUND                                                    (000)         (000)            (000)         (000)
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
Investor Shares
  Issued                                               $1,069,061       104,753       $1,028,277       104,595
  Issued in Lieu of Cash Distributions                    128,372        12,585          106,067        10,769
  Redeemed                                               (915,731)      (89,851)        (781,223)      (79,458)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Investor Shares              281,702        27,487          353,121        35,906
                                                       --------------------------------------------------------
Admiral Shares
  Issued                                                  712,848        69,764          730,948        74,534
  Issued in Lieu of Cash Distributions                     48,862         4,791           37,564         3,813
  Redeemed                                               (500,366)      (49,071)        (487,626)      (49,463)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares               261,344        25,484          280,886        28,884
---------------------------------------------------------------------------------------------------------------
LONG-TERM CORPORATE
Investor Shares
  Issued                                                 $937,204       100,559         $803,106        90,458
  Issued in Lieu of Cash Distributions                    185,548        19,876          194,061        21,865
  Redeemed                                               (992,065)     (106,512)      (1,055,739)     (118,640)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Investor Shares              130,687        13,923          (58,572)       (6,317)
                                                       --------------------------------------------------------
Admiral Shares
  Issued                                                  295,956        31,749          331,652        37,439
  Issued in Lieu of Cash Distributions                     24,142         2,585           25,320         2,847
  Redeemed                                               (285,287)      (30,617)        (248,559)      (27,893)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares                34,811         3,717          108,413        12,393
---------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
Investor Shares
  Issued                                               $2,480,742       402,215       $1,894,916       317,676
  Issued in Lieu of Cash Distributions                    370,929        59,839          305,071        51,302
  Redeemed*                                            (1,772,179)     (286,737)      (1,468,650)     (246,395)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Investor Shares            1,079,492       175,317          731,337       122,583
                                                       --------------------------------------------------------
Admiral Shares
  Issued                                                1,000,018       161,341        1,100,002       183,230
  Issued in Lieu of Cash Distributions                    108,834        17,553           76,073        12,825
  Redeemed*                                              (847,818)     (136,053)        (270,478)      (45,920)
                                                       --------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares               261,034        42,841          905,597       150,135
---------------------------------------------------------------------------------------------------------------

*Net of redemption fees of $3,333,000 and $2,188,000, respectively (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Corporate Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Corporate Fund, Intermediate-Term Corporate Fund, Long-Term Corporate Fund and High-Yield Corporate Fund (separate funds of Vanguard Corporate Bond Funds, hereafter referred to as the "Funds") at January 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 8, 2004



--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CORPORATE BOND FUNDS

This information for the fiscal year ended January 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The Intermediate-Term Corporate Bond Fund distributed $33,389,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE
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                                       86

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
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than the owners of high-cost investments.  Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
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roll your 401(k) or other  employer-sponsored  retirement  plan assets  directly
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If you have  questions  about your IRA,  want to  transfer  an IRA from  another institution to Vanguard,  or need help with any other IRA transaction,  call our
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minutes.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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1-800-523-1036

TEXT TELEPHONE
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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q390 032004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES.

AUDIT FEES OF THE REGISTRANT
Fiscal Year Ended January 31, 2004: $166,000
Fiscal Year Ended January 31, 2003: $120,000

AGGREGATE AUDIT FEES OF REGISTERED INVESTMENT COMPANIES IN THE VANGUARD GROUP Fiscal Year Ended January 31, 2004: $1,660,800
Fiscal Year Ended January 31, 2003: $1,620,200

(B) AUDIT-RELATED FEES.

Fiscal Year Ended January 31, 2004: $324,460
Fiscal Year Ended January 31, 2003: $420,280

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(C) TAX FEES.

Fiscal Year Ended January 31, 2004: $409,900
Fiscal Year Ended January 31, 2003: $103,200

Includes fees billed in connection with compliance, planning, and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income, excise, and stamp taxes.

(D) ALL OTHER FEES.

Fiscal Year Ended January 31, 2004: $31,000
Fiscal Year Ended January 31, 2003: $367,500

Includes fees billed in connection with benefit plans and statements, risk management, privacy matters, educational training materials, and other business advisory services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(E) (1) PRE-APPROVAL POLICIES. The policy of the Registrant's Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and permitted non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant's independence.
     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant's independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant's independence.
     The Registrant's Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant's fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant's engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(G) AGGREGATE NON-AUDIT FEES.

Fiscal Year Ended January 31, 2004: $440,900
Fiscal Year Ended January 31, 2003: $470,700

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant's independence.



ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) Code of Ethics
         (b) Certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD FIXED INCOME SECURITIES FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: March 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD FIXED INCOME SECURITIES FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: March 24, 2004

      VANGUARD FIXED INCOME SECURITIES FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: March 24, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.